EXECUTION VERSION Exhibit 10.16 ASSET PURCHASE AGREEMENT BY AND AMONG FINANCE OF AMERICA REVERSE LLC, FINANCE OF AMERICA EQUITY CAPITAL LLC, FINANCE OF AMERICA COMPANIES INC., AMERICAN ADVISORS GROUP AND FOR THE LIMITED PURPOSES DESCRIBED HEREIN, REZA JAHANGIRI DATED DECEMBER 6, 2022

ii TABLE OF CONTENTS Page ARTICLE I DEFINITIONS ........................................................................................................ 2 Section 1.1. Definitions................................................................................................ 2 Section 1.2. Interpretation and Construction............................................................... 14 ARTICLE II PURCHASE AND SALE; CLOSING .................................................................. 15 Section 2.1. Actions to be Taken at the Closing ......................................................... 15 Section 2.2. No Purchase or Transfer of MSR Assets, Mortgage Loan Assets, Pipeline Assets or Excluded Assets ......................................................... 15 Section 2.3. No Assumption of MSR Liabilities, Pipeline Liabilities or Excluded Liabilities ................................................................................ 15 Section 2.4. No Assignment of Certain Assets ........................................................... 16 Section 2.5. Purchase Price ........................................................................................ 16 Section 2.6. Closing ................................................................................................... 17 Section 2.7. Closing Deliveries .................................................................................. 17 Section 2.8. Wrong Pockets ....................................................................................... 18 Section 2.9. Prorations as of the Effective Time ......................................................... 19 Section 2.10. Tax Treatment ........................................................................................ 19 Section 2.11. Withholding ........................................................................................... 19 ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLER ............................... 20 Section 3.1. Organization of Seller ............................................................................. 20 Section 3.2. Authority of Seller .................................................................................. 20 Section 3.3. Capital Structure; Subsidiaries ................................................................ 20 Section 3.4. No Conflict ............................................................................................. 21 Section 3.5. Financial Statements; Absence of Undisclosed Liabilities ....................... 21 Section 3.6. Operations Since the Balance Sheet Date ................................................ 22 Section 3.7. Taxes ...................................................................................................... 22 Section 3.8. Governmental Permits ............................................................................ 23 Section 3.9. Real Property .......................................................................................... 23 Section 3.10. Personal Property Leases ........................................................................ 23 Section 3.11. No Litigation .......................................................................................... 24 Section 3.12. Intellectual Property ............................................................................... 24 Section 3.13. Title to and Sufficiency of Assets ........................................................... 24 Section 3.14. No Violation, Litigation or Regulatory Action ........................................ 25 Section 3.15. Material Contracts and Other Agreements .............................................. 26 Section 3.16. ERISA .................................................................................................... 27 Section 3.17. Employee Relations and Agreements ...................................................... 29 Section 3.18. Insurance ................................................................................................ 29 Section 3.19. No Brokers ............................................................................................. 30 Section 3.20. Transactions with Affiliates .................................................................... 30

iii Section 3.21. Bank and Brokerage Accounts ................................................................ 30 Section 3.22. Books and Records; Controls and Procedures ......................................... 31 Section 3.23. Computer and Technology Security ........................................................ 31 Section 3.24. Solvency................................................................................................. 31 Section 3.25. Investment in FOAEC Units ................................................................... 32 Section 3.26. No Other Representations and Warranties of the Company ..................... 32 ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE BUYER PARTIES ....... 32 Section 4.1. Organization of Buyer Parties ................................................................. 33 Section 4.2. Authority of Buyer Parties ...................................................................... 33 Section 4.3. No Conflict ............................................................................................. 33 Section 4.4. Consents and Approvals ......................................................................... 33 Section 4.5. Litigation ................................................................................................ 33 Section 4.6. No Brokers ............................................................................................. 34 Section 4.7. Condition of the Business ....................................................................... 34 Section 4.8. FOAEC Units ......................................................................................... 35 ARTICLE V ACTION PRIOR TO THE CLOSING DATE ...................................................... 35 Section 5.1. Access to Information ............................................................................. 35 Section 5.2. Notification; Update of Schedules .......................................................... 36 Section 5.3. Consents of Third Parties; Governmental Approvals ............................... 36 Section 5.4. Operations Prior to the Closing Date....................................................... 38 Section 5.5. CFPB Consent Order .............................................................................. 40 Section 5.6. Transition Services ................................................................................. 40 Section 5.7. Solvency................................................................................................. 40 ARTICLE VI ADDITIONAL AGREEMENTS......................................................................... 40 Section 6.1. Tax Matters ............................................................................................ 40 Section 6.2. Exclusivity ............................................................................................. 42 Section 6.3. Use of Name; Name Change ................................................................... 42 Section 6.4. Employees .............................................................................................. 43 Section 6.5. Section 280G .......................................................................................... 45 Section 6.6. Certain Restrictive Covenants ................................................................. 46 Section 6.7. Financing ............................................................................................... 47 ARTICLE VII CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BUYER PARTIES ...................................................................................................................... 49 Section 7.1. No Misrepresentation or Breach of Covenants and Warranties ................ 49 Section 7.2. Necessary Consents, Notices and Approvals ........................................... 49 Section 7.3. Antitrust Clearance ................................................................................. 50 Section 7.4. No Restraint ........................................................................................... 50 Section 7.5. Material Adverse Effect .......................................................................... 50 Section 7.6. Delivery of Ancillary Agreements .......................................................... 50 Section 7.7. Release of Lien on MSR Assets and Mortgage Loan Assets.................... 50

iv Section 7.8. No Regulatory Impediment..................................................................... 50 Section 7.9. Mortgage Loan Asset Closing Documents .............................................. 50 Section 7.10. Pipeline Assets ....................................................................................... 50 ARTICLE VIII CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER .................... 50 Section 8.1. No Misrepresentation or Breach of Covenants and Warranties ................ 51 Section 8.2. Antitrust Clearance ................................................................................. 51 Section 8.3. No Restraint ........................................................................................... 51 Section 8.4. Delivery of Ancillary Agreements .......................................................... 51 Section 8.5. Pipeline Assets ....................................................................................... 51 ARTICLE IX INDEMNIFICATION AND OTHER POST-CLOSING LIABILITIES .............. 51 Section 9.1. Survival .................................................................................................. 51 Section 9.2. Indemnification by Seller........................................................................ 52 Section 9.3. Indemnification by Buyer ....................................................................... 56 Section 9.4. Notice of Claims..................................................................................... 56 Section 9.5. Determination of Amount; Satisfaction ................................................... 57 Section 9.6. Third Party Claims ................................................................................. 57 Section 9.7. Limitations ............................................................................................. 59 Section 9.8. Definitions relating to Indemnification for MSR Purchase Agreement Matters ................................................................................. 60 Section 9.9. Liability Funding. ................................................................................... 62 Section 9.10. Litigation Liabilities ............................................................................... 63 ARTICLE X TERMINATION .................................................................................................. 64 Section 10.1. Termination ............................................................................................ 64 Section 10.2. Notice of Termination ............................................................................ 65 Section 10.3. Effect of Termination ............................................................................. 65 ARTICLE XI GENERAL PROVISIONS .................................................................................. 65 Section 11.1. No Public Announcement ....................................................................... 65 Section 11.2. Notices ................................................................................................... 65 Section 11.3. Successors and Assigns; No Third Party Beneficiaries ............................ 66 Section 11.4. Entire Agreement; Amendments ............................................................. 67 Section 11.5. Interpretation .......................................................................................... 67 Section 11.6. Waivers .................................................................................................. 67 Section 11.7. Expenses ................................................................................................ 67 Section 11.8. Partial Invalidity ..................................................................................... 67 Section 11.9. Execution in Counterparts ...................................................................... 68 Section 11.10. Further Assurances ................................................................................. 68 Section 11.11. Governing Law; Submission to Jurisdiction ............................................ 68 Section 11.12. Waiver of Jury Trial ............................................................................... 68 Section 11.13. Specific Performance .............................................................................. 69 Section 11.14. Provision Respecting Legal Representation ............................................ 69

v Section 11.15. No Recourse Against Third Parties ......................................................... 69 List of Exhibits: Exhibit A Equity Matters Agreement Exhibit B CFPB Consent Orders Letter Agreement List of Schedules: Schedule 1.1(a) Assumed Contracts Schedule 1.1(b) Purchased and Excluded Assets; Assumed and Excluded Liabilities Schedule 1.1(c) Closing Employee Liabilities Schedule 1.1(d) Control Approvals Schedule 1.1(e) Proprietary Materials Schedule 2.7(a)(v) Indebtedness Schedule 3.1 Foreign Qualification Jurisdictions Schedule 3.3(a) Capitalization Schedule 3.3(b) Subsidiaries Schedule 3.4(b) Seller’s Filings, Consents and Approvals Schedule 3.5(a) Financial Statements Schedule 3.5(c) Undisclosed Liabilities Schedule 3.8 Governmental Permits Schedule 3.9(b) Real Property Leases Schedule 3.10 Personal Property Leases Schedule 3.11 Litigation Schedule 3.13(b) Fixed Assets Schedule 3.13(c) Leased Personal Property Schedule 3.15(a) Material Contracts Schedule 3.16(a) Company Benefit Plans Schedule 3.16(e) Severance Payments Schedule 3.16(h) Severance Agreements Schedule 3.17(b) Employee Agreements Schedule 3.18(a) Insurance Policies Schedule 3.20 Transactions with Affiliates Schedule 3.21 Bank and Brokerage Accounts Schedule 3.22(c) Material Deficiencies in Controls Schedule 3.23 Unauthorized Attempts Schedule 4.4 Buyer’s Filings, Consents and Approvals Schedule 5.4 Conduct of the Business Schedule 6.4(d) Buyer Severance Amount

1 ASSET PURCHASE AGREEMENT This Asset Purchase Agreement (this “Agreement”) is made as of December 6, 2022 by and among American Advisors Group, a California corporation (“Seller”), Finance of America Reverse LLC, a Delaware limited liability company (“Buyer”), Finance of America Equity Capital LLC, a Delaware limited liability company (“FOAEC”), and Finance of America Companies, Inc., a Delaware corporation (“FOA” and collectively with the Buyer and FOAEC, the “Buyer Parties”), and, for the limited purposes described herein, Reza Jahangiri, an individual residing in the State of California (the “Seller Principal”). RECITALS WHEREAS, Seller is the owner of the Purchased Assets and desires to sell the Purchased Assets and assign the Assumed Liabilities to Buyer, and Buyer desires to purchase the Purchased Assets and assume the Assumed Liabilities, all on the terms and subject to the conditions set forth in this Agreement. WHEREAS, concurrent with the execution of this Agreement, Seller and Buyer are entering into that certain MSR Purchase Agreement, pursuant to which, among other things, Seller will Transfer the MSR Assets and assign the MSR Liabilities to Buyer, and Buyer will acquire the MSR Assets and assume the MSR Liabilities from Seller, all on the terms and subject to the conditions set forth herein and therein. WHEREAS, concurrent with the execution of this Agreement, Seller and Buyer are entering into that certain Master Loan Purchase Agreement, pursuant to which, among other things, Seller will Transfer the Mortgage Loan Assets to Buyer, and Buyer will acquire the Mortgage Loan Assets from Seller, all on the terms and subject to the conditions set forth herein and therein. WHEREAS, concurrent with the execution of this Agreement, Seller and FOAEC are entering into (i) that certain first amendment to that certain revolving working capital promissory note, dated as of October 31, 2022 (the “Existing Working Capital Note”), by and between FOAEC and Seller, pursuant to which, among other things, the maturity date shall be extended until March 1, 2023 and (ii) an additional promissory note, dated as of the date hereof, by and between FOAEC and Seller (together with the Existing Working Capital Note, the “Working Capital Notes”), pursuant to which the Seller shall be entitled to an additional $10,000,000 term loan. WHEREAS, the board of directors of Seller (the “Seller Board”) (a) has determined that it is advisable and in the best interests of Seller and its stockholders to enter into this Agreement, the MSR Purchase Agreement, the Mortgage Loan Purchase Agreement, the Pipeline Agreements and the Ancillary Agreements and to consummate the Transactions, (b) has approved this Agreement, the MSR Purchase Agreement and the Ancillary Agreements and the consummation of the Transactions, and (c) has resolved to recommend the approval by Seller’s stockholders of this Agreement, the MSR Purchase Agreement, the Mortgage Loan Purchase Agreement, the Pipeline Agreements and the Ancillary Agreements and the consummation of the Transactions (collectively, the “Seller Board Approval”).

2 WHEREAS, the holders of at least a majority of the outstanding shares of Class A Voting Common stock, par value $0.0001 per share, of Seller have approved this Agreement, the MSR Purchase Agreement, the Mortgage Loan Purchase Agreement, the Pipeline Agreements and the Ancillary Agreements and the consummation of the Transactions (the “Seller Stockholder Approval”). WHEREAS, notwithstanding anything to the contrary in this Agreement, the MSR Purchase Agreement or the Master Loan Purchase Agreement, to the extent the transfer of Assets by Seller to Buyer pursuant to such agreements is made in exchange for the Equity Consideration, such transfer is intended to be treated for U.S. federal income tax and other applicable tax purposes as a tax-deferred contribution by Seller to FOAEC governed by Section 721(a) of the Code, except as otherwise required by applicable Requirements of Law. NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows: ARTICLE I DEFINITIONS Section 1.1. Definitions. In this Agreement, the following terms have the meanings specified or referred to in this Section 1.1 and shall be equally applicable to both the singular and plural forms. “Action” means any claim, action, suit, arbitration, proceeding, litigation, complaint, audit, charge, mediation, investigation or similar dispute. “Affiliate” means, with respect to any specified Person, any other Person that, at the time of determination, directly or indirectly Controls, is Controlled by or is under Common Control with such Person. “Agreement” means this Asset Purchase Agreement, including the Annexes, Exhibits, and Schedules attached hereto. “Ancillary Agreements” means all agreements, instruments and documents being or to be executed and delivered by any of the Parties under this Agreement, under the MSR Purchase Agreement, under the Mortgage Loan Purchase Agreement, under the Pipeline Agreements, or in connection herewith or therewith. “Assets” shall mean all right, title and ownership interests in and to all properties, claims, Contracts, Intellectual Property, rights, businesses or assets (including goodwill), wherever located (including in the possession of vendors or other third parties or elsewhere), of every kind, character and description, whether real, personal or mixed, tangible or intangible, whether accrued, contingent or otherwise, in each case, whether or not recorded or reflected or required to be recorded or reflected on the books and records or financial statements of any Person.

3 “Assignment and Assumption Agreement” has the meaning set forth in Section 2.7(a)(iv). “Assumed Contracts” means any Contracts that are Purchased Assets, including the Contracts listed on Schedule 1.1(a). “Assumed Liabilities” means (a) any Liabilities of Seller and its Subsidiaries to the extent related to the Business arising at or after the Effective Time (and excluding any Liabilities to the extent proximately arising out of or relating to effects, events, conditions, omissions, occurrences, facts, variations, developments, circumstances or changes that occurred prior to the Effective Time) and (b) those Liabilities that are included under the heading entitled “Liabilities to be Acquired/Assumed by Buyer” on Schedule 1.1(b); provided, however, that the Assumed Liabilities shall specifically exclude (i) the MSR Liabilities, (ii) the Pipeline Liabilities and (iii) the Excluded Liabilities. “Balance Sheet Date” means October 31, 2022. “Bankruptcy and Equity Exceptions” has the meaning specified in Section 3.2. “Basket” has the meaning specified in Section 9.7(b). “Bill of Sale” has the meaning specified in Section 2.7(a)(iii). “Blackstone” has the meaning specified in Section 5.3(d). “Business” means the mortgage origination, sale, securitization and servicing business of Seller and its Subsidiaries. “Business Employee” means any full or part time employee of the Seller or any of its Subsidiaries who spends substantially all of his or her work time working for the Business. “Business Sale” has the meaning specified in Section 2.1(b). “Business Day” means any day other than a Saturday, a Sunday or a day on which banks in New York, New York are authorized or obligated by law or executive order to close. “Buyer” has the meaning specified in the preamble of this Agreement. “Buyer Fundamental Representations” means, collectively, the representations and warranties set forth in Section 4.1 (Organization of Buyer), Section 4.2 (Authority of Buyer) and Section 4.6 (No Brokers). “Buyer Indemnified Parties” has the meaning specified in Section 9.2(a). “Buyer Parties” has the meaning specified in the preamble of this Agreement. “Cap” has the meaning specified in Section 9.7(c).

4 “Cash” means cash and cash equivalents, including cash posted to support letters of credit or performance bonds or cash that is subject to any restrictions on use or distribution by applicable Requirement of Law, Contract or otherwise, including restrictions on dividends, currency on hand, cash balances in deposits with banks or financial institutions, investment accounts, negotiable instruments, checks, money orders, marketable securities, short-term instruments and other cash equivalents. For the avoidance of doubt “Cash” shall not include the Cash Consideration payable to Seller pursuant to Section 2.5(a)(ii). “Cash Consideration” means $10,000,000. “CFPB Consent Orders” means those certain Consent Orders set forth on Schedule 3.14(b). “Closing” means the closing of the MSR Sale, the Mortgage Loans Sale and the Business Sale, collectively. “Closing Date” has the meaning specified in Section 2.6. “Closing Employee Liabilities” means (a) any change of control, retention, sale or transaction bonuses or “single trigger” severance payable in connection with a walk-away right, in any case, payable or triggered in connection with the transactions contemplated by this Agreement, and (b) any other Liability involving current or former employees, directors and individual independent contractors of the Seller or its Affiliates existing as of the Closing or related to services performed at or prior to the Closing, including, without limitation, with respect to any Seller Benefit Plan, amounts outstanding under any loan, promissory note, note payable or similar arrangement that are owed or payable to any such individuals (including those set forth on Schedule 1.1(c)), wages, benefits, bonuses, commissions, independent contractor or agent payments, payroll, paid time off, workers’ compensation, unemployment benefits, severance, termination-related payments or benefits or any other similar payments or obligations (including all related employer payroll, social security and similar Taxes). “Closing Equity Consideration” means such number of FOAEC Units equal to (a) the Equity Consideration less (b) the Indemnity Holdback Units. “COBRA” means the health plan coverage continuation requirements of Section 4980B of the Code and Section 601 et seq. of ERISA. “Code” means the Internal Revenue Code of 1986, as amended. “Competing Transaction” has the meaning specified in Section 6.2. “Confidential Information” has the meaning specified in Section 6.6(a). “Consideration” has the meaning specified in Section 2.5. “Contingent Equity Consideration” means such number of FOAEC Units equal to (a) the Closing Equity Consideration less (b) the Equity Consideration Cap.

5 “Contract” means any contract, agreement, lease, license, note, mortgage, indenture or other arrangement, whether written or oral. “Control” means, as to any Person, the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise. The terms “Controlled by” and “under Common Control with” shall have correlative meanings. “Control Condition” means, with respect to any date of determination, the satisfaction of at least one of the following conditions on such date: (a) all consents, approvals, authorizations and waivers set forth on Schedule 1.1(d) attached hereto, as may be updated by Buyer in accordance with Schedule 1.1(d) (collectively, the “Control Approvals”) shall have been received or (b) the beneficial ownership of Seller and its Affiliates, collectively, in FOA and its Subsidiaries following the issuance of any FOAEC Units contemplated to be issued on such date under this Agreement shall not exceed, on an as-exchanged basis, 9.49% of the outstanding shares of FOA Class A Common Stock (giving effect to the deemed exchange of all FOAEC Units in accordance with the Exchange Agreement). “Controlled Group Liabilities” means any and all Liabilities of Seller or any of its ERISA Affiliates (i) under Title IV of ERISA, (ii) under Sections 206(g), 302, or 303 of ERISA, (iii) under Sections 412, 430, 431, 436, or 4971 of the Code, (iv) as a result of the failure to comply with the continuation coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code, and (v) under corresponding or similar provisions of any foreign Requirement of Law. “Deferred Compensation Plan” means any “nonqualified deferred compensation plan” within the meaning of Section 409A(d)(1) of the Code and the Treasury Regulations promulgated thereunder and that is subject to Section 409A of the Code. “Effective Time” means 12:01 a.m. U.S. Eastern time on the Closing Date. “Employment Offer” has the meaning specified in Section 6.4(a). “Encumbrance” means any lien, adverse claim, charge, judgment, imposition, levy, attachment, license, security interest, security agreement, financing statement, mortgage, deed of trust, encroachment, pledge, easement, covenant, right of first refusal, right-of-way, conditional sale or other title retention agreement, option, preemptive right, defect in title or other adverse claims or restrictions of a similar nature. “Equity Consideration” means 33,893,666 FOAEC Units. “Equity Consideration Cap” means 19,692,990 FOAEC Units or, if all Control Approvals have not been received at Closing and the number of outstanding shares of FOA Class A Common Stock (giving effect to the deemed exchange of all FOAEC Units in accordance with the Exchange Agreement) changes between the date hereof and Closing, such number of FOAEC Units (as reasonably determined by FOAEC in good faith) that, upon issuance to Seller at Closing, would result in the beneficial ownership of Seller and its Affiliates in FOA and its Subsidiaries equalling, on an as-exchanged basis, 9.49% of the outstanding shares of FOA Class A Common

6 Stock (rounded down to the nearest whole number); provided, in no event shall the Equity Consideration Cap exceed the Closing Equity Consideration. “Equity Matters Agreement” means the equity matters agreement to be entered into at the Closing by and among Seller, FOA and FOAEC, in the form attached hereto as Exhibit A and as approved by the BL Investors (as defined therein) and the Blackstone Investors (as defined therein). “ERISA” means the Employee Retirement Income Security Act of 1974. “ERISA Affiliate” means any entity which is a member of (a) a controlled group of corporations (as defined in Section 414(b) of the Code), (b) a group of trades or businesses under common control (as defined in Section 414(c) of the Code), or (c) an affiliated service group (as defined in Section 414(m) of the Code or the regulations under Section 414(o) of the Code), any of which includes Seller or any of its Subsidiaries. “Exchange Agreement” means that certain Exchange Agreement, dated as of April 1, 2021, among FOAEC, FOA and the holders of FOAEC Units from time to time, as may be amended, supplemented or otherwise modified from time to time. “Excluded Assets” means the following assets: (a) all outstanding equity interests of Seller and its Affiliates; (b) all minute books, stock (and similar) ledgers and corporate seals of Seller; (c) all rights of Seller under this Agreement, the MSR Purchase Agreement, the Mortgage Loan Purchase Agreement, the Pipeline Agreements and the Ancillary Agreements; (d) all rights to refunds or credits in respect of Taxes attributable to the Purchased Assets allocable to Pre- Closing Tax Periods or arising from any payment made to any Governmental Authority by Seller and (e) those assets that are included under the heading entitled “Assets to be Retained by Seller” on Schedule 1.1(b) hereto. “Excluded Liabilities” means (a) all Liabilities of Seller, its Subsidiaries and the Business (whether such Liabilities are known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise, and whether or not such Liabilities are required to be accrued on any financial statements of Seller or any of its Subsidiaries), (b) any Closing Employee Liabilities, (c) all Liabilities relating to the Excluded Assets and (d) those Liabilities included under the heading entitled “Liabilities to be Retained by Seller” on Schedule 1.1(b) hereto, but, in each case, excluding the Assumed Liabilities. “Facilities” means all buildings, improvements and fixtures located on any Leased Real Property. “Financial Statements” has the meaning specified in Section 3.5(a). “FOA” has the meaning specified in the preamble of this Agreement. “FOA Class A Common Stock” means Class A common stock, par value $0.001, of FOA.

7 “FOA Class B Common Stock” means Class B common stock, par value $0.001, of FOA. “FOAEC” has the meaning specified in the preamble of this Agreement. “FOAEC Units” means Class A Units of FOAEC. “Fraud” means the actual and intentional fraud (and not, in any event, constructive or reckless fraud) of Seller, the Seller Principal or a Buyer Party (as applicable) with respect to the making of the representations and warranties expressly set forth in Article III or Article IV of this Agreement, the MSR Purchase Agreement, the Mortgage Loan Purchase Agreement or any Ancillary Agreement or any certificate or other instrument delivered pursuant to any of the foregoing, with actual knowledge by such Person making the representations or warranties of a breach, misrepresentation, inaccuracy or omission when such representations and warranties were made by such Person and with the express intention that another Party would rely thereon and such other Party relied thereon to such Party’s detriment. “GAAP” means United States generally accepted accounting principles, consistently applied and as in effect at the time to which the related reference to such principles pertains. “Ginnie Mae Consent” has the meaning ascribed thereto under the MSR Purchase Agreement. “Governmental Approvals” has the meaning specified in Section 5.3(a)(ii). “Governmental Authority” means any United States federal, state or local or any supra-national or non-U.S. government, political subdivision, governmental, regulatory or administrative authority, instrumentality, agency, body, board, department, instrumentality or commission, self-regulatory organization or any court, tribunal, or judicial or arbitral body. “Governmental Permits” has the meaning specified in Section 3.8. “Inactive Business Employee” means a Business Employee who is not actively at work as of the Closing Date due to workers compensation, furlough, short-term disability, long- term disability, or any other approved continuous leave of absence (excluding paid-time off or other intermittent leave). “Indebtedness” means any of the following (without duplication): (a) indebtedness or liability for borrowed money; (b) obligations evidenced by notes, bonds, debentures or similar instruments; (c) obligations to pay the deferred purchase price of property or services (except trade accounts payable, amounts owed to employees and other current Liabilities arising in the ordinary course of business that are not more than thirty (30) days past due);

8 (d) payment obligations under conditional sale agreements or title retention agreements; (e) obligations as lessee under capitalized leases (or leases that, under GAAP, should be recorded as capital leases); (f) obligations, contingent or otherwise, under acceptance credit, letters of credit (and related reimbursement agreements) or similar facilities; (g) the net liability under interest rate, currency or commodity derivatives or hedging transactions; (h) any indebtedness (including the types specified in (a) through (g) of this definition) that a Person guarantees or with respect to which a Person otherwise assures a creditor against loss; (i) any indebtedness secured by an Encumbrance on the Person’s assets, even if that Person has not assumed or become liable for the payment of that indebtedness; (j) all accrued interest, premiums, penalties and other fees or charges payable in connection with any of the foregoing; (k) any amounts owed by a Person to any Person under any non-competition arrangement; and (l) any amounts of finders’ fees or any similar fees owed by a Person to any Person in connection with the transactions contemplated by this Agreement. “Indemnified Party” has the meaning specified in Section 9.4. “Indemnitor” has the meaning specified in Section 9.4. “Indemnity Holdback Amount” means $15,210,853.20. “Indemnity Holdback Units” means 7,142,260 FOAEC Units. “Intellectual Property” means all worldwide intellectual property rights, including in: (a) patents, patent applications, and patent rights, (b) copyrights (including copyrights in Systems and website, social or mobile media content), moral rights, mask work rights, database rights and design rights, whether or not registered, and registrations and applications for registration thereof, and all rights therein provided by international treaties or conventions, (c) trademarks, service marks, logos, internet domain names, corporate, trade and DBA names, and other source indicators, and registrations and applications for registration, together with all of the goodwill associated with, any of the foregoing (“Trademarks”) and (d) confidential and proprietary ideas, policies, procedures, know-how, trade secrets, concepts, methods, techniques, data, reports, business plans, customer, vendor, and prospect lists, training materials, lending guidelines and other information, including the assets set forth on Schedule 1.1(e) attached hereto (collectively, “Proprietary Materials”).

9 “Leased Real Property” means the real property leased, occupied or used by Seller and its Subsidiaries, pursuant to the Leases, together with all Facilities thereon and all easements, rights of way and other appurtenances thereto, including those leasehold interests set forth on Schedule 3.9(b). “Leases” means any and all leases, subleases, concessions, licenses and other similar agreements (whether written or oral) in connection with the occupancy or use of real property by Seller and its Subsidiaries, including all amendments, modifications, extensions, renewals, guaranties and other agreements with respect thereto. “Liabilities” means any Indebtedness, liability, claim, demand, expense, commitment or obligation (whether known or unknown, asserted or unasserted, direct or indirect, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, or due or to become due) of every kind and description, and including all costs and expenses related thereto. “Licensed Mark” has the meaning specified in Section 6.3. “Litigation Liabilities” means Losses arising out of the Actions that are included under the heading entitled “Litigation Liabilities” on Schedule 1.1(b). “Loan Losses” means all losses, damages, costs, expenses, Liabilities, Repurchase Price, obligations and claims of any kind, including (a) any identifiable Assignment Losses, DBI Losses, Title Losses or Curtailment Losses that are not yet realized; (b) expenses (including costs of investigation and defense of any claim, Action or proceeding and the reasonable fees and charges of attorneys, accountants and other experts and consultants); (c) fines, penalties, judgments, payments in settlement of a claim, Action or proceeding or made in compliance with any judicial order; (d) payments made and costs incurred under indemnification obligations to other Persons, other out-of-pocket costs and payments (including the expenses of enforcing indemnification rights asserted under this Agreement); and (e) all other Liabilities, Repurchase Price, deficiencies or diminution in value; provided that losses resulting from reduced reimbursements or payments by Ginnie Mae (as defined in the MSR Purchase Agreement) or an Agency (as defined in the MSR Purchase Agreement) to a Party (including those arising from diminution in the interest allowance or value of any MSR Asset or any Mortgage Loan Asset) constitute direct, identifiable losses hereunder; provided further, that “Loan Losses” shall exclude punitive, consequential or exemplary damages except to the extent actually payable to a third party. “Losses” means all actual losses, damages, costs, expenses, Liabilities, obligations and claims of any kind, including (a) any identifiable Assignment Losses, DBI Losses, Title Losses or Curtailment Losses that are not yet realized; (b) out-of-pocket expenses (including costs of investigation and defense of any claim, Action or proceeding and the reasonable fees and charges of attorneys, accountants and other experts and consultants); (c) fines, penalties, judgments, payments in settlement of a claim, Action or proceeding or made in compliance with any judicial order; and (d) payments made and costs reasonably incurred under indemnification obligations to other Persons, other out-of-pocket costs and payments (including the expenses of enforcing indemnification rights asserted under this Agreement); provided that losses resulting from reduced reimbursements or payments by Ginnie Mae (as defined in the MSR Purchase Agreement) or an Agency (as defined in the MSR Purchase Agreement) to a Party (including those arising from

10 diminution in the interest allowance or value of any MSR Asset or any Mortgage Loan Asset) constitute direct, identifiable losses hereunder; provided further, that “Losses” shall exclude punitive, consequential or exemplary damages except to the extent actually payable to a third party. “Material Adverse Effect” means any effect, event, condition, occurrence, fact, variation, development, circumstance or change that has resulted in, or that would reasonably be expected to result in, a material adverse effect on (a) the business, operations, prospects, Assets, Liabilities, results of operations or condition (financial or otherwise) of Seller and its Subsidiaries, the Business, the Purchased Assets or the Assumed Liabilities (taken as a whole) and/or (b) the ability of Seller to consummate the transactions contemplated by this Agreement, the MSR Purchase Agreement, the Mortgage Loan Purchase Agreement, the Pipeline Agreements or the Ancillary Agreements; provided, however, that, solely with respect to clause (a), the following and the effects of the following shall not be deemed, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been, a Material Adverse Effect: (i) any general condition affecting the industries or markets in which the Business is operated or the economy in any of the countries or jurisdictions in which the Business is operated which do not affect the Business in a disproportionate and adverse manner as compared to other companies in the industry of the Business, (ii) general economic, capital market, financial, political or regulatory conditions (including any changes therein) in the jurisdictions in which the Business is operated, including (for the avoidance of doubt) any such conditions related to or resulting from any epidemic, pandemic or disease outbreak (including the COVID-19 virus) or any governmental or other response or reaction to any of the foregoing, which do not affect the Business in a disproportionate and adverse manner as compared to other companies in the industry of the Business, (iii) an occurrence, outbreak, escalation or material worsening of war, armed hostilities, acts of terrorism, political instability or other worldwide, national or international calamity, crisis or emergency, or any governmental or other response or reaction to any of the foregoing, which do not affect the Business in a disproportionate and adverse manner as compared to other companies in the industry of the Business, (iv) any change after the date hereof in applicable accounting requirements, including GAAP, or principles or interpretations or implementations thereof, or any change after the date hereof in applicable Requirements of Laws, rules or regulations or the implementation or interpretation thereof, in each case which do not affect the Business in a disproportionate and adverse manner as compared to other companies in the industry of the Business, (v) any failure of Seller and its Subsidiaries (taken as a whole) to meet their financial or operational budgets, targets or projections (it being understood that the facts or occurrences giving rise to such failure that are not otherwise excluded from the definition of “Material Adverse Effect” may be taken into account when determining whether there has been a Material Adverse Effect of Seller and its Subsidiaries), and (vi) any effect related to or resulting from the terms, announcement, pendency or consummation of the Transactions or execution of this Agreement or the other Ancillary Agreements as a result of the identity of Buyer Parties (except this clause (vi) shall not apply in determining whether a Material Adverse Effect has occurred in relation to any representation or warranty in this Agreement or any Ancillary Agreement expressly addressing the authority of the Seller to execute this Agreement or consummate the Transaction). “Material Contract” has the meaning specified in Section 3.15(a).

11 “Mortgage Asset Schedule” has the meaning ascribed to such term under the Mortgage Loan Purchase Agreement. “Mortgage Loan Assets” has the meaning ascribed to the term ‘Mortgage Assets’ under the Mortgage Loan Purchase Agreement. “Mortgage Loan Purchase Agreement” means that certain Loan Sale Agreement, dated as of the date hereof, by and between Buyer and Seller, as may be amended, supplemented or otherwise modified from time to time. “Mortgage Loan Sale” means the purchase and sale of Mortgage Loan Assets pursuant to the Mortgage Loan Purchase Agreement. “MSR Assets” has the meaning ascribed to the term ‘Purchased Assets’ under the MSR Purchase Agreement. “MSR Liabilities” has the meaning ascribed to the term ‘Assumed Liabilities’ under the MSR Purchase Agreement. “MSR Purchase Agreement” means that certain Servicing Rights Purchase and Sale Agreement, dated as of the date hereof, by and between Buyer and Seller, as may be amended, supplemented or otherwise modified from time to time. “MSR Sale” has the meaning ascribed to the term ‘Transaction’ under the MSR Purchase Agreement. “Multiemployer Plan” means a “multiemployer plan,” as defined in Section 4001(a)(3) of ERISA. “Owned Intellectual Property” means Intellectual Property owned or purported to be owned by Seller and its Subsidiaries, which for the avoidance of doubt, includes all Trademarks that include the term “American Advisors Group,” “AAG” trademark and any variations thereof. “Parties” means the parties to this Agreement. “Permitted Encumbrances” means (a) Encumbrances for Taxes and other charges and assessments by Governmental Authorities that are not yet due and payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP, (b) Encumbrances of landlords and Encumbrances of carriers, warehousemen, mechanics and materialmen and other like Encumbrances arising in the ordinary course of business for sums not yet due and payable or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP and (c) other Encumbrances or imperfections on property that do not materially detract from the value of or materially impair the existing use of the property affected by such Encumbrance or imperfection.

12 “Person” means any natural person, corporation, general or limited partnership, company, limited liability company, joint venture, limited liability partnership, firm, trust, estate, Governmental Authority or other legal entity. “Personal Information” means any information that (a) alone or in combination with other information, identifies or can reasonably be used to identify an individual natural person or (b) is defined as “personal data”, “personal information”, “personally identifiable information”, “nonpublic personal information,” or “PII” by applicable Requirements of Law. “Personal Property” has the meaning specified in Section 3.13(b). “Pipeline Assets” means all Mortgage Loan Assets originated by the Seller on or after the date of this Agreement, whether such date of origination is before or after the Closing Date, not set forth on the Mortgage Asset Schedule. “Pipeline Liabilities,” with respect to the Pipeline Assets, has the meaning ascribed to the term ‘Assumed Liabilities’ under the Pipeline Agreements. “Pipeline Agreements” means one or more agreements, in form and substance reasonably acceptable to Seller and Buyer, pursuant to which Buyer shall either directly fund or acquire from Seller all eligible Pipeline Assets, in accordance with the following terms: (a) if applicable, such Pipeline Assets will be sold on a committed basis, and (b) Buyer either will directly fund each Pipeline Asset or will purchase each Pipeline Asset from Seller at a purchase price equal to or greater than Seller’s total costs of origination (including, without limitation, funding amounts to the Mortgagor and funding costs), not to exceed par value. “Pre-Closing Tax Period” means any taxable year or period (or portion thereof) ending on or before the Closing Date. “Privacy Obligations” means all public, posted or internal policies and representations of Seller or one of its Subsidiaries and all binding industry standards, in each case relating to Personal Information. “Proprietary Materials” has the meaning specified in the definition of Intellectual Property in this Section 1.1. “Purchased Assets” means any and all right, title and interest in or to (a) any and all Assets of Seller and its Subsidiaries that are related to or used in connection with the Business and (b) (i) any Cash held by Seller or any of its Subsidiaries as of the Closing, (ii) the Owned Intellectual Property and (iii) all rights to refunds or credits in respect of any Taxes that are included in Assumed Liabilities; provided, however, that Purchased Assets shall specifically exclude (A) the MSR Assets, (B) the Mortgage Loan Assets and (C) the Excluded Assets. “Remaining Indemnity Holdback Amount” means the Indemnity Holdback Amount reduced by the aggregate amount deducted from the Indemnity Holdback Amount pursuant to Section 9.2(d)(i) or Section 9.10(a)(ii). “Remaining Indemnity Holdback Unit Threshold” means 3,571,130 FOAEC Units.

13 “Remaining Indemnity Holdback Units” means such number of FOAEC Units equal to (a) the Indemnity Holdback Units multiplied by (b) the quotient of the Remaining Indemnity Holdback Amount divided by the original Indemnity Holdback Amount. “Reps and Warranties Cap” has the meaning specified in Section 9.7(b). “Requirements of Law” means any order, law, statute, regulation, rule (including interpretive rules), ordinance, writ, injunction, directive, judgment, decree, constitution or treaty enacted, promulgated, issued, enforced or entered by any Governmental Authority, as in effect at the applicable time. “Securities Act” means the Securities Act of 1933, as amended. “Seller” has the meaning specified in the preamble of this Agreement. “Seller Benefit Plans” has the meaning specified in Section 3.16(a). “Seller Fundamental Representations” means, collectively, (i) the representations and warranties set forth in Section 3.1 (Organization of Seller), Section 3.2 (Authority of Seller), Section 3.3 (Capital Structure; Subsidiaries), Section 3.4 (No Conflict), Section 3.7 (Taxes), Section 3.13(a) (Title to and Sufficiency of Assets), and Section 3.19 (No Brokers) of this Agreement, and (ii) the representations, warranties and covenants set forth in the first three sentences of Section 5.5 (Good Title) of the MSR Purchase Agreement. “Seller Indemnified Parties” has the meaning specified in Section 9.3(a). “Seller Principal” has the meaning specified in the preamble of this Agreement. “Seller Subsidiaries” has the meaning specified in Section 3.3(b). “Software” means any and all (a) computer programs, including any and all software implementation of algorithms, models and methodologies, whether in source code, object code, human readable form or other form, (b) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise, (c) descriptions, flow charts and other work products used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons, and (d) all documentation including user manuals and other training documentation relating to any of the foregoing. “Straddle Period” means any Tax period beginning before or on and ending after the Closing Date. “Subsidiary” means, with respect to any Person, any other Person of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is directly or indirectly owned or controlled by such Person and/or by one or more of its Subsidiaries.

14 “Systems” means the Software, computers, telecommunications capabilities (including all voice, data and video networks) and other similar or related technology assets or services used by or relied on by Seller or any of its Subsidiaries in the conduct of the Business. “Tax” (and, with correlative meaning, “Taxes”) means any and all federal, state, local or foreign income, gross receipts, property, sales, use, estimated, license, excise, franchise, employment, payroll, withholding, alternative or add-on minimum, ad valorem, value added, stamp transfer or excise tax, or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty, imposed by any Governmental Authority. “Tax Return” means any return, report or similar statement filed or required to be filed with respect to any Tax (including any attached schedules), including any information return, amended return or declaration of estimated Tax, and any return of an affiliated, combined or unitary group, and including any attachment thereto or amendment thereof. “Termination Date” has the meaning specified in Section 10.1(e). “Third Party Claim” has the meaning specified in Section 9.6(a). “Transactions” means the transactions contemplated by this Agreement, the MSR Purchase Agreement, the Mortgage Loan Purchase Agreement, the Pipeline Agreements and the Ancillary Agreements, collectively. “Transfer” has the meaning specified in Section 2.1(a). “Transferred Employee” has the meaning specified in Section 6.4(a). “WARN Act” has the meaning specified in Section 3.17(d). Section 1.2. Interpretation and Construction. For purposes of this Agreement: (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole, including all Annexes, Exhibits and Schedules attached to this Agreement; and (c) any rules of construction relating to interpretation against the drafter of an agreement shall not apply to this Agreement and are expressly waived by the Parties. Unless the context otherwise requires, references herein: (i) to Articles, Sections, Annexes, Exhibits and Schedules mean the Articles and Sections of, and the Annexes, Exhibits and Schedules attached to, this Agreement; (ii) to an agreement, instrument or other document means such agreement, instrument or other document as amended from time to time; (iii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any rules and regulations promulgated thereunder, in each case through the date of this Agreement; (iv) to terms defined in the singular have a comparable meaning when used in the plural and vice versa; (v) to words importing the masculine gender shall include the feminine and neutral genders and vice versa; (vi) to the word “or” is not exclusive; (vii) to the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if”; (viii) to all accounting terms used herein but not expressly defined herein shall have the meanings given to them under GAAP; and (ix) the word “threatened” shall mean “threatened in writing or, to the

15 knowledge of Seller, otherwise threatened.” The Annexes, Exhibits and Schedules referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein. Titles to Articles and headings of Sections are inserted for convenience of reference only and shall not be deemed a part of or to affect the meaning or interpretation of this Agreement. ARTICLE II PURCHASE AND SALE; CLOSING Section 2.1. Actions to be Taken at the Closing. Subject to the terms and conditions of this Agreement, and in reliance upon the representations, warranties and covenants contained in this Agreement, at the Closing: (a) Purchase and Sale of the Assets. Seller shall, and shall cause any of its Affiliates that hold Purchased Assets to, sell, transfer, assign, convey and deliver (“Transfer”) to Buyer, and Buyer shall purchase from Seller and any applicable Affiliate thereof, all of the Purchased Assets, free and clear of all Encumbrances, other than Permitted Encumbrances, pursuant to the execution and delivery of the Bill of Sale and such other documents as Buyer deems reasonably necessary to Transfer the Purchased Assets to Buyer. (b) Assignment and Assumption. Seller shall, and shall cause any of its Affiliates that hold Assumed Liabilities to, assign to Buyer, and Buyer shall assume from Seller and any applicable Affiliate thereof, the Assumed Liabilities pursuant to the execution and delivery of the Assignment and Assumption Agreement and such other documents as Buyer reasonably deems necessary to effect such assignment and assumption of the Assumed Liabilities (such assignment and assumption, together with the transactions set forth in Section 2.1(a), the “Business Sale”). Section 2.2. No Purchase or Transfer of MSR Assets, Mortgage Loan Assets, Pipeline Assets or Excluded Assets. Notwithstanding anything to the contrary contained in this Agreement, the MSR Assets, Mortgage Loan Assets, Pipeline Assets and Excluded Assets (a) are not part of any Transfer contemplated hereunder (including, without limitation, the Transfer set forth under Section 2.1), (b) are excluded from the Purchased Assets and (c) shall remain the sole property of Seller or its applicable Affiliate (for the avoidance of doubt, except to the extent the MSR Assets, the Mortgage Loan Assets and the Pipeline Assets are Transferred pursuant to the MSR Purchase Agreement, the Mortgage Loan Purchase Agreement and the Pipeline Agreements, respectively). Section 2.3. No Assumption of MSR Liabilities, Pipeline Liabilities or Excluded Liabilities. Notwithstanding anything to the contrary contained in this Agreement, (a) Buyer shall not assume any MSR Liabilities, Pipeline Liabilities or Excluded Liabilities and (b) all MSR Liabilities, Pipeline Liabilities and Excluded Liabilities shall remain the sole responsibility of, and shall be retained, paid, performed and discharged solely by, Seller or its applicable Affiliate (for the avoidance of doubt, except to the extent the MSR Liabilities and Pipeline Liabilities are Transferred pursuant to the MSR Purchase Agreement, the Mortgage Loan Purchase Agreement and the Pipeline Agreements, respectively).

16 Section 2.4. No Assignment of Certain Assets. (a) If the Transfer of any Asset that would otherwise be a Purchased Asset hereunder (a) is prohibited under applicable Requirements of Law or (b) in the case of an Assumed Contract, is prohibited under such Assumed Contract (to the extent the applicable provision of such Assumed Contract is enforceable under applicable Requirements of Law), without the consent of the other party to such Assumed Contract, even though such Transfer would not become effective until such consent was obtained, then except as hereinafter provided, such Asset shall not be Transferred to Buyer at the Closing and such Asset shall not be considered a “Purchased Asset” hereunder unless and until the applicable consent is obtained. After the Closing, the Parties shall, at Buyer’s expense: (i) use all diligent and reasonable efforts to obtain any consents, approvals, authorizations and waivers necessary or advisable for the Transfer of any such Assets, and (ii) cooperate with each other to enter into any reasonable arrangement designed to provide Buyer with the rights and benefits (subject to the obligations) of any such Assets, including enforcement for the benefit of Buyer of any and all rights against any other party to, and performance by Buyer of the obligations under, any Assumed Contracts that are not Transferred at the Closing by reason of this Section 2.4. (b) During the period between the date of this Agreement and the Closing Date, Buyer may elect, in its reasonable good faith discretion, for (i) any operational Asset that would otherwise be a Purchased Asset hereunder to be deemed to be an “Excluded Asset” (and therefore not a Purchased Asset) for all purposes hereunder and for any Liabilities relating to such Asset to be deemed to be “Excluded Liabilities” (and therefore not Assumed Liabilities) for all purposes hereunder and such Asset and such Liabilities shall not be Transferred to Buyer at the Closing (each such Asset and such related Liabilities, together, a “Retained Asset”) and (ii) any associated Liability that would otherwise be an Assumed Liability to be deemed an “Excluded Liability” (and therefore not an Assumed Liability) for all purposes hereunder and such Liability shall not be Transferred to Buyer at the Closing (each such Liability, a “Retained Liability”). The Parties shall cooperate with each other to enter into an arrangement at, or as promptly as reasonably practicable following, the Closing, pursuant to which, and subject to Buyer’s compliance with Section 9.9, (i) Buyer shall have the right to direct Seller with respect to matters relating to all such Retained Assets and Retained Liabilities (including any amendment, modification, renewal, waiver or termination of, and the provision of any notice, the performance of any agreements or covenants and the enforcement of any and all rights against any other Person under, any Contract that is a Retained Asset), other than to violate any applicable Requirement of Law or wilfully breach such Contract, and (ii) unless otherwise directed by Buyer, Seller shall use commercially reasonably efforts to perform any of its obligations, covenants and agreements required under any Contract that is a Retained Asset in the ordinary course of business. Section 2.5. Purchase Price. The aggregate consideration for (x) the Purchased Assets and Assumed Liabilities pursuant to the Business Sale, (y) the MSR Assets and MSR Liabilities pursuant to the MSR Sale and (z) the Mortgage Loan Assets pursuant to the Mortgage Loan Sale, collectively, shall consist of (collectively, the “Consideration”):

17 (a) at the Closing: (i) the issuance by FOA to Seller of one share of FOA Class B Common Stock; (ii) the payment by Buyer to Seller of the Cash Consideration; (iii) the assumption by Buyer of the Assumed Liabilities; (iv) the payment by Buyer to the applicable lenders of any Indebtedness to be paid off pursuant to the Pay-off Letters; and (v) the issuance by FOAEC to Seller of the Equity Consideration Cap; (b) at or following the Closing, within 10 days following the satisfaction of the Control Condition, the issuance by FOAEC to Seller of the Contingent Equity Consideration; (c) at the applicable times and according to the terms set forth in Section 9.9, Section 9.10 and Section 6.4(c), the payment by Buyer to Seller of the amount of the applicable Reimbursement Funding Request, Litigation Funding Request and Buyer Severance Amount, respectively; and (d) at the applicable time set forth in Section 9.2(e), the issuance of Remaining Indemnity Holdback Units, if any, pursuant to Section 9.2(e). Notwithstanding anything to the contrary set forth in this Agreement, prior to the receipt of all Control Approvals, in no event shall the Buyer Parties be required to issue to Seller any FOAEC Units that would result in the beneficial ownership of Seller and its Affiliates in FOA and its Subsidiaries exceeding, on an as-exchanged basis, 9.49% of the outstanding shares of FOA Class A Common Stock (giving effect to the deemed exchange of all FOAEC Units in accordance with the Exchange Agreement). Section 2.6. Closing. The Closing shall take place on the first Business Day of the calendar month that is at least three weeks following the date on which all of the conditions set forth in Articles VII and VIII have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing but subject to the satisfaction or waiver of those conditions at the Closing), remotely via electronic exchange of documents and signatures, or on such other day and at such other place as shall be agreed upon in writing by the Parties. The date on which the Closing is actually held is referred to herein as the “Closing Date.” Section 2.7. Closing Deliveries. (a) At or prior to the Closing, Seller shall execute, as applicable, and deliver, or cause to be delivered, to Buyer: (i) certified copies of (A) Seller’s articles of incorporation, (B) Seller’s bylaws and (C) copies of the Seller Board Approval and the Seller Stockholder Approval;

18 (ii) a certificate dated as of a date not more than twenty (20) days prior to the Closing Date as to the good standing and subsistence of Seller, issued by the Secretary of State of the State of California and by the appropriate Governmental Authority of each jurisdiction in which Seller is licensed or qualified to do business as specified in Schedule 3.1; (iii) a bill of sale or such other good and sufficient instrument of conveyance, transfer and assignment (the “Bill of Sale”) as shall be reasonably necessary to vest in Buyer good and valid title to the Purchased Assets being sold by Seller pursuant to and in accordance with Section 2.1(a), free and clear of all Encumbrances, other than Permitted Encumbrances, duly executed by Seller; (iv) an assignment and assumption agreement (the “Assignment and Assumption Agreement”) as shall be reasonably necessary to assign to Buyer, and for Buyer to assume from Seller, the Assumed Liabilities pursuant to and in accordance with Section 2.1(b), duly executed by Seller; (v) executed copies of customary pay-off letters providing for and evidencing (A) the repayment in full of all principal, accrued and unpaid interest, fees and other amounts outstanding in respect of the Indebtedness set forth on Schedule 2.7(a)(v) on the Closing Date (other than any such Indebtedness that Buyer notifies Seller in writing at least ten (10) Business Days prior to Closing that it intends to assume at the Closing), (B) the termination of all commitments to extend credit in respect of any such Indebtedness and (C) the termination and/or release of any related Encumbrances on the Purchased Assets and guarantees, in each case, to the reasonable satisfaction of Buyer (collectively, the “Pay-off Letters”); (vi) a IRS Form W-9 of Seller, duly executed by Seller; (vii) the Equity Matters Agreement, duly executed by Seller; (viii) and the certificate referred to in Section 7.1. (b) At or prior to the Closing, the Buyer Parties shall execute, as applicable, and deliver, or cause to be delivered, to Seller: (i) the Bill of Sale, duly executed by Buyer; (ii) the Assignment and Assumption Agreement, duly executed by Buyer; (iii) the Equity Matters Agreement, duly executed by the parties other than Seller thereto; and (iv) the certificate referred to in Section 8.1. Section 2.8. Wrong Pockets. (a) Subject to Section 2.4, in the event that, within 18 months after the Closing, any of the Parties identifies (i) any Asset or Liability owned by Seller or any of its Affiliates that

19 as of the Closing should have been a Purchased Asset or Assumed Liability but was not transferred by Seller or such Affiliate to Buyer at the Closing, the Parties shall, and shall cause their respective Subsidiaries to use, reasonable best efforts to Transfer such Asset or Liability to Buyer (or an Affiliate of Buyer designated by Buyer) for no additional consideration or (ii) any Asset or Liability owned by Buyer or any of its Affiliates that as of the Closing should have been an Excluded Asset or Excluded Liability, the Parties shall, and shall cause their respective Subsidiaries to use, reasonable best efforts to Transfer such Asset or Liability to Seller (or an Affiliate of Seller designated by Seller) for no additional consideration. (b) Any Purchased Asset, Assumed Liability, Excluded Asset or Excluded Liability that is Transferred pursuant to Section 2.8(a) shall be treated as having been Transferred for U.S. federal (and applicable state or local) income tax purposes from and after the Closing, to the maximum extent allowable by applicable Requirements of Law. Section 2.9. Prorations as of the Effective Time. Buyer and Seller agree that the following items associated with the Purchased Assets and Assumed Liabilities shall be prorated as of the last day of the calendar month immediately prior to the Effective Time, with Seller responsible for and to receive the benefit of the same for the period as of and prior to the last day of the calendar month immediately prior to the Effective Time, and Buyer to be responsible for and to receive the benefit of the same as of and after the first day of the calendar month of the Effective Time: (a) electric, gas, telephone and other utility charges; (b) rentals under leases (both written and oral) assigned to and assumed by Buyer; (c) charges under maintenance, service and other contracts; and (d) fees under permits and licenses assigned to and assumed by Buyer. Section 2.10. Tax Treatment. Notwithstanding anything to the contrary in this Agreement, the MSR Purchase Agreement or the Master Loan Purchase Agreement, to the extent the transfer of Assets by Seller to Buyer pursuant to such agreements is made in exchange for the Equity Consideration, such transfer shall be treated for U.S. federal income tax and other applicable tax purposes as a tax-deferred contribution by Seller to FOAEC governed by Section 721(a) of the Code, except as otherwise required by applicable Requirements of Law. Neither Buyer nor Seller shall take any position (whether in audits, tax returns or otherwise) that is inconsistent with such tax treatment unless otherwise required by a final determination within the meaning of Section 1313 of the Code. Section 2.11. Withholding. Buyer shall be entitled to deduct and withhold from the consideration otherwise payable to Seller or any other recipient of payments pursuant to this Agreement all amounts required under the Code or any applicable provision of any state, local or foreign Tax law to be deducted and withheld with respect to the making of such payment under the Code, or any provision of state, local or foreign Tax law; provided, however, that prior to making any such deduction or withholding, Buyer shall provide written notice to the recipient of the amounts subject to withholding and a reasonable opportunity for such recipient to provide forms or other evidence that would exempt such amounts from withholding. To the extent that any such amount is so deducted and withheld by Buyer, such amount shall be treated for all purposes of this Agreement as having been paid to the recipient with respect to which the payment would otherwise have been made.

20 ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLER As an inducement to the Buyer Parties to enter into this Agreement and to consummate the Transactions, Seller hereby represents and warrants to the Buyer Parties that, as of the date hereof: Section 3.1. Organization of Seller. Seller is duly incorporated, validly existing, and in good standing under the laws of the State of California, with full power and authority to conduct its business as it is being conducted, and to perform all of its obligations under this Agreement and the Ancillary Agreements to which it is a party. Each of Seller’s Subsidiaries is a limited partnership, limited liability company or corporation, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of Seller and its Subsidiaries is duly qualified to do business and is in good standing under the laws of each jurisdiction that requires such qualification, except for those jurisdictions where the failure to be so qualified would not have, individually or in the aggregate, a Material Adverse Effect. Each such jurisdiction is listed on Schedule 3.1. Section 3.2. Authority of Seller. Seller has the requisite power and authority to execute, deliver and perform this Agreement and each of the Ancillary Agreements to which it is a party. The execution, delivery and performance of this Agreement and the Ancillary Agreements by Seller to which it is a party have been duly authorized and approved by the Seller Board and the Seller’s stockholders and do not require any further authorization or consent of Seller, the Seller Board or Seller’s shareholders. This Agreement has been duly authorized, executed and delivered by Seller and is a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms, and each of the Ancillary Agreements to which it is a party has been duly authorized by Seller and, upon execution and delivery by Seller (assuming the due authorization, execution and delivery by the other parties thereto) will be a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, in each case subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors’ rights and to general equity principles (the “Bankruptcy and Equity Exceptions”). Section 3.3. Capital Structure; Subsidiaries. (a) The authorized, if applicable, issued and outstanding capital stock of Seller and the ownership thereof, are set forth on Schedule 3.3(a). The issued and outstanding capital stock of Seller have been validly issued and were not issued in violation of any preemptive or other similar right and were offered and sold in compliance with all federal and state securities Requirements of Law. Except as set forth on Schedule 3.3(a), there are no outstanding options, warrants, contracts, commitments or other rights of any kind to acquire any capital stock in Seller or other securities convertible into or exchangeable for, or that otherwise confer on the holder thereof any right to acquire or receive a benefit or payment measured, in whole or in part, by the value of the capital stock of Seller, nor is Seller committed to issue any such option, warrant, contract, commitment, right or security.

21 (b) Schedule 3.3(b) sets forth each of the Subsidiaries of Seller (collectively, the “Seller Subsidiaries”). All of the issued and outstanding capital stock of the Seller Subsidiaries have been validly issued, and are wholly owned by Seller. Seller does not own, directly or indirectly, any equity interests in any Person other than the Seller Subsidiaries. Section 3.4. No Conflict. Neither the execution and delivery by Seller of this Agreement, the MSR Purchase Agreement, the Mortgage Loan Purchase Agreement, the Pipeline Agreements or of any of the Ancillary Agreements or the consummation by Seller of any of the Transactions nor compliance by Seller with or fulfillment by Seller of the terms, conditions and provisions hereof or thereof will: (a) assuming that all necessary consents, approvals, authorizations and other actions described in Schedule 3.4(b) have been obtained and all filings and notifications described in Schedule 3.4(b) have been made and any applicable waiting period has expired or been terminated, result in a violation or breach of the terms, conditions or provisions of, or constitute, an event of default upon Seller, its Subsidiaries or any of the Assets of Seller or any of its Subsidiaries, under (i) any Governmental Permit, Material Contract, note, instrument, mortgage, lease, franchise or financial obligation to which Seller or any of its Subsidiaries is a party or by which any Purchased Asset is bound, (ii) the certificate of incorporation, bylaws or comparable governing documents of Seller and its Subsidiaries or (iii) any applicable Requirements of Law or privacy policies affecting Seller, any of Seller’s Subsidiaries, the Business or the Purchased Assets, other than any such violations, breaches, defaults, or Encumbrances that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and would not prevent or materially impair or delay the consummation of any of the Transactions; or (b) except as set forth on Schedule 3.4(b), require the approval, consent, authorization or act of, or the making by Seller or any of its Subsidiaries of any declaration, filing or registration with, any Governmental Authority. Section 3.5. Financial Statements; Absence of Undisclosed Liabilities. (a) Schedule 3.5(a) contains (i) the audited balance sheet of Seller and its Subsidiaries as of December 31, 2021 and the related statements of operations and cash flows of Seller for the year then ended and (ii) the unaudited balance sheet of Seller and its Subsidiaries as of the Balance Sheet Date and the related statement of operations for the ten (10) months then ended (collectively, the “Financial Statements”). (b) The Financial Statements (i) have been prepared based upon the information contained in the books and records of Seller and its Subsidiaries, (ii) have been prepared in accordance with GAAP applied on a consistent basis as at the dates and for the periods presented (except, in the case of unaudited Financial Statements, the absence of footnote disclosures and normal year-end adjustments), and (iii) present fairly, in all material respects, the financial position and results of operations and cash flows of Seller and its Subsidiaries as at the dates and for the periods presented. (c) Seller and its Subsidiaries did not have, at the Balance Sheet Date, nor has Seller or any of its Subsidiaries incurred since that date, any Liabilities of any nature other than

22 Liabilities, (i) which were accrued or reserved against and were reflected in the Financial Statements, (ii) which were incurred after the Balance Sheet Date in the ordinary course of business consistent with past practices, (iii) that have been discharged or paid in full prior to the date hereof, (iv) executory obligations to perform, in accordance with its terms, any Contract to which Seller or any of its Subsidiaries is a party, and (v) Liabilities specifically disclosed on Schedule 3.5(c). Section 3.6. Operations Since the Balance Sheet Date. Except as otherwise contemplated in this Agreement (including Section 5.4) and the Ancillary Agreements, since the Balance Sheet Date, Seller has conducted its business only in the ordinary course consistent with past practice and, since the Balance Sheet Date, there has not been any event, nor has any circumstance arisen, that has, individually or aggregated with other events or circumstances, had a Material Adverse Effect. Section 3.7. Taxes. (a) All material Tax Returns required to be filed with respect to the Purchased Assets and the Business have been timely filed and all such Tax Returns are true, correct and complete in all material respects. All material Taxes due with respect to the Purchased Assets and the Business, whether or not shown on any Tax Return, have been timely paid in full. (b) There are no Encumbrances for Taxes on the Purchased Assets, other than Permitted Encumbrances. (c) There is no action, suit, proceeding, investigation, audit or claim now pending with respect to any Tax with respect to the Purchased Assets or the Business. (d) There are no outstanding agreements extending the statutory period of limitation applicable to any claim for, or the period for the collection or assessment of, Taxes with respect to the Purchased Assets or the Business. (e) None of the Purchased Assets are (i) tax exempt use property under Section 168(h) of the Code or (ii) treated as owned by any other person under Section 168 of the Code. (f) With respect to the Purchased Assets, Seller has collected all sales and use taxes required to be collected, and has remitted, or will remit on a timely basis, such amounts to the appropriate taxing authority, or has been furnished properly completed exemption certificates and has maintained all such records and supporting documents in the manner required by all applicable sales and use tax statutes and regulations, in each case, in all material respects. (g) Seller and its Subsidiaries have not succeeded to any Tax Liability of any other Person with respect to the Purchased Assets. (h) Seller and its Subsidiaries, with respect to the Business and the Purchased Assets, has withheld and paid each Tax required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, customer, shareholder or other party, and complied with all information reporting and backup withholding provisions of applicable Requirements of Law, in each case, in all material respects.

23 (i) All deficiencies asserted, or assessments made, against Seller or any of its Subsidiaries with respect to the Business or the Purchased Assets as a result of any examinations by any Governmental Authority have been fully paid. Section 3.8. Governmental Permits. Schedule 3.8 contains a true and complete list of all of the material licenses, permits, approvals, and other authorizations from a Governmental Authority that are necessary for Seller and its Subsidiaries to lawfully conduct the Business as conducted on the date of this Agreement (herein collectively called “Governmental Permits”). Seller and its Subsidiaries are, and have at all times since January 1, 2020 been, in compliance in all material respects with the terms and conditions of the Governmental Permits. Seller has made available to Buyer true and complete copies or evidence of current approval status of each Governmental Permit. Section 3.9. Real Property. (a) Schedule 3.9(a) contains a true and complete list of each real property and each option to acquire real property owned by Seller or any of its Subsidiaries, except for any real property, if any, sold pursuant to the Mortgage Loan Purchase Agreement. (b) Schedule 3.9(b) contains a true and complete list of each Lease. The Leased Real Property comprises all real property necessary for Seller and its Subsidiaries to operate the Business in accordance with past practice. (c) None of Seller and its Subsidiaries have leased, subleased or granted any third party the right to use or occupy the Leased Real Property and there are no parties in possession of the Leased Real Property that are not entitled to such possession. (d) Each Lease is legal, valid, binding and enforceable against the Seller, and, to the Seller’s knowledge, against the counterparty in accordance with its terms, subject to the Bankruptcy and Equity Exceptions. (e) (i) Seller’s and its Subsidiaries’ possession and quiet enjoyment of each Leased Real Property has not been disturbed and there are no material disputes with respect to any such Leased Real Property or Lease; (ii) no security deposit or portion thereof has been applied in respect of a breach or default under any Lease that has not been redeposited in full; and (iii) Seller and its Subsidiaries have not collaterally assigned or granted any security interest in any of the Leases or any interest therein. (f) Seller has made available to Buyer true and complete copies of the Leases. (g) Except as set forth in Schedule 3.9(c), there are no consents or approvals required under the Leases in connection with the consummation of the Transactions. Section 3.10. Personal Property Leases. Schedule 3.10 contains a true and complete list of each lease or other agreement or right under which Seller or any of its Subsidiaries is lessee of, or holds or operates, any Personal Property owned by any third party. Each such lease is legal, valid, binding and enforceable in accordance with its terms, subject to the Bankruptcy and Equity

24 Exceptions, and neither Seller or its applicable Subsidiary nor any other party to any such lease is in default in any material respect thereunder. Section 3.11. No Litigation. There is no pending or threatened Action against Seller or any of its Affiliates, directors, officers or employees that would be reasonably expected, individually or in the aggregate, to be material to the Business or that involves any challenge to, or seeks damages or other relief in connection with, this Agreement, the MSR Purchase Agreement, the Mortgage Loans Purchase Agreement or the Ancillary Agreements or in connection with the Transactions. All pending or threatened Actions against Seller and its Subsidiaries are listed on Schedule 3.11. Section 3.12. Intellectual Property. (a) Schedule 3.12(a) contains a true and complete all registrations and applications in the Owned Intellectual Property, and such items are subsisting, unexpired, valid and enforceable. Seller or one of its Subsidiaries owns or has a license to use all of the Intellectual Property and Software material to the Business as currently conducted as of the date of this Agreement, and, each such license is valid. Each item of Owned Intellectual Property is owned free and clear of any and all Encumbrances, other than Permitted Encumbrances. (b) The operation of the Business as currently conducted does not infringe, and, during the past five (5) years has not infringed, upon or misappropriated the Intellectual Property of any Person. (c) To the knowledge of Seller, no Person is engaging or has engaged during the past five (5) years in any activity that infringes on or misappropriates any respect the Owned Intellectual Property. (d) Seller and its Subsidiaries have taken commercially reasonable measures to protect the confidentiality of all Proprietary Materials included in the Owned Intellectual Property. All Persons who have created or invented material Owned Intellectual Property have assigned in writing to the Seller or one of its Subsidiaries all of their rights in same that do not vest initially in the Seller or one of its Subsidiaries by operation of law. Section 3.13. Title to and Sufficiency of Assets. (a) Seller or one of its Subsidiaries has good, indefeasible and marketable title to, or a valid leasehold interest in or a valid right to use, the Purchased Assets free and clear of all Encumbrances other than Permitted Encumbrances and Encumbrances to be released as of the Closing. (b) Schedule 3.13(b) is a true and complete list of (i) fixed assets with a value greater than $100,000 owned or leased by or in the possession of Seller or one of its Subsidiaries and/or used in the Business and (ii) each other tangible asset with a value greater than $100,000 owned or leased by or in the possession of Seller or one of its Subsidiaries and/or used in the Business (collectively, the “Personal Property”).

25 (c) The Purchased Assets constitute all of the assets, properties and rights necessary to conduct the Business as presently conducted or necessary to permit Buyer to conduct the Business after the Closing in the same manner as the business has been conducted by Seller and its Subsidiaries on the date hereof. Except as set forth on Schedule 3.13(c), none of the items of Personal Property is held under any lease, security agreement, conditional sales contract or other title retention or security arrangement, conditional sales contract or other title retention or security arrangement or is located other than on the premises of the Leased Real Property. Except as set forth on Schedule 3.13(c), no Encumbrances or other instrument encumbering any of the Personal Property has been recorded, filed, executed or delivered. (d) Seller and its Subsidiaries have maintained the Personal Property in accordance with customary business practices. The Personal Property is in good operating condition and repair, subject to ordinary wear and tear, and is substantially fit for use in accordance with the past practices of Seller and its Subsidiaries. The Personal Property is adequate for the purposes for which such assets are currently used in the Business or are held for use by Seller and its Subsidiaries in all material respects. Section 3.14. No Violation, Litigation or Regulatory Action. (a) During the past three (3) years, the Business has not been, and is not being, conducted in violation of any applicable Requirements of Law or Privacy Obligations, except for violations that would not, individually or in the aggregate, reasonably be expected to be material to the Business. Seller and its Subsidiaries have not received any written communication alleging any noncompliance with any applicable Requirements of Law or Privacy Obligations, except as would not, individually or in the aggregate, reasonably be expected to be material to the Business. (b) Except as set forth on Schedule 3.14, there is no Action of any kind pending or threatened by a Governmental Authority against Seller or any of its Subsidiaries or relating to the Business or any Purchased Assets, other than routine regulatory audits of Seller and its Subsidiaries by Governmental Authorities. Except as set forth on Schedule 3.14, there are no outstanding orders, writs, judgments, decrees, injunctions, settlements, compliance reviews, resolution agreements, monitoring agreements or similar agreements with or of any Governmental Authority to which Seller or any of its Subsidiaries is subject or to which any Purchased Asset is bound. (c) No current or former director, officer, or to the knowledge of Seller, manager, agent or employee of Seller or any of its Subsidiaries, or any other Person acting on their behalf, has: (i) used Seller’s or any of its Subsidiaries’ funds for unlawful contributions, gifts or entertainment or other unlawful payments relating to political activity; (ii) made a payment to a foreign or domestic government official or employee, or to a foreign or domestic political party or campaign in violation of any Requirements of Law; (iii) violated the Foreign Corrupt Practices Act; (iv) made to or received from any Person, private or public, regardless of form, whether in money, property or services, a contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment (A) to obtain favorable treatment in securing business, (B) to pay for favorable treatment for business secured, (C) to obtain or provide special concessions or for special concessions already obtained or provided, for or concerning Seller or any Affiliate of Seller or (D) that otherwise was in violation of the Requirements of Law; or (v) established or maintained a

26 fund or asset that has not been recorded in the books and records of Seller or one of its Subsidiaries. None of the predecessors of Seller or any of its Subsidiaries made any of the payments or took any of the actions specified in this Section 3.14(c). Section 3.15. Material Contracts and Other Agreements. (a) Schedule 3.15(a) contains a true and complete list of all of the following Contracts to which Seller or any of its Subsidiaries is a party or by which any Purchased Asset is bound, other than a Seller Benefit Plan set forth on Schedule 3.16(a) (each such contract, a “Material Contract”): (i) any Contract pursuant to which a third-party Person has provided or, in the future, may provide, marketing, finder, brokerage or other similar services in connection with mortgage loans originated by Seller and its Subsidiaries; (ii) the Leases; (iii) any partnership, joint venture, shareholders’, strategic alliance, limited liability company, teaming, cooperation and any other similar Contracts; (iv) any Contract containing any executory indemnification obligations on the part of Seller or any of its Subsidiaries relating to the acquisition, lease or disposition, directly or indirectly by merger or otherwise, of assets or capital stock or other equity interests of another Person; (v) any Contract relating to a transaction with an Affiliate, director or officer of Seller or any of its Subsidiaries; (vi) any material Contract relating to Intellectual Property or Systems, other than (A) non-exclusive licenses granted to customers in the ordinary course of business and (B) any Contracts for off-the-shelf shrinkwrap, clickwrap or similar commercially available non- custom software with annual fees of less than $250,000; (vii) any Contract (x) relating to any completed business acquisition by Seller or any of its Subsidiaries within the last three (3) years or (y) relating to acquisitions or dispositions by Seller or any of its Subsidiaries pursuant to which (1) Seller or any of its Subsidiaries has any ongoing indemnification or other outstanding obligations that are material to the Business or (2) Seller or any of its Subsidiaries has continuing “earn out” or other contingent payment obligations; (viii) any Contracts providing for securitization or other structured financing facilities; (ix) any Contracts that contain an exclusivity, most favored nation, right of first offer or refusal, or non-compete provision; and (x) any other Contract that (A) involves the payment in any calendar year by or to Seller or any of its Subsidiaries of more than $250,000 in the aggregate, (B) is

27 otherwise material to the Business or (C) was entered into outside of the ordinary course of business. (b) Each Material Contract is in full force and effect and constitutes a legal, valid and binding agreement, enforceable against Seller (or its applicable Subsidiary) and each other party thereto, in accordance with its terms, subject to the Bankruptcy and Equity Exceptions. None of Seller nor any other party to any Material Contract is in default under, nor has there occurred any event or condition that, with or without the passage of time or giving of notice (or both), would constitute a default under, or permit the termination, modification or acceleration of, any such Material Contract. Seller has provided Buyer with true and complete copies of each Material Contract. Section 3.16. ERISA. (a) Schedule 3.16(a) identifies each “employee benefit plan” (as defined in Section 3(3) of ERISA); each incentive, profit-sharing, bonus, commission, stock option, stock purchase or other equity-based plan, policy or agreement; each employment, disability, vacation or other leave plan, policy or agreement; each change in control, retention, severance or deferred compensation plan, policy, agreement or arrangement and any other benefit plans, programs, agreements or arrangements, in each case established or maintained by Seller or any of its Affiliates for the benefit of any current or former employees or individual service providers of Seller or any of its Affiliates (or the beneficiaries or dependents of such individuals) or to which Seller or any of its Affiliates contributes to or is obligated to contribute to for the benefit of such individuals or with respect to which Seller or any of its Affiliates has any Liability in respect of such individuals (collectively, the “Seller Benefit Plans”). Seller has provided to Buyer copies of all material Seller Benefit Plans (or a written summary of any material Seller Benefit Plan that does not have a written plan document) and copies of all trust agreements, insurance policies or other funding arrangements, summary plan descriptions, any related summaries of material modification (to the extent such summary plan description and/or summary of material modification is legally required for the applicable Seller Benefit Plan), and the most recent annual report (Form 5500 including, if applicable, Schedule B thereto) relating to each Seller Benefit Plan. (b) Each Seller Benefit Plan has been operated and administered in all material respects in accordance with its terms and applicable Requirements of Law, including ERISA and the Code. All contributions and premiums that are due with respect to each Seller Benefit Plan for periods prior to the Closing Date have been made or paid in accordance with applicable Requirements of Law (or, to the extent not yet due, are properly accrued in accordance with GAAP). (c) No events have occurred with respect to any Seller Benefit Plan that would reasonably be expected to result in the payment or assessment by or against Seller or any of its Subsidiaries of any material excise tax or penalty under any applicable provision of the Code or ERISA. Neither Seller nor any of its Subsidiaries, nor any director, officer or employee thereof has engaged in any transaction with respect to any Seller Benefit Plan that was a non-exempt “prohibited transaction” as defined under ERISA Section 406 or Section 4975 of the Code, or breached any applicable fiduciary responsibility or obligation to any Seller Benefit Plan under

28 Title I of ERISA. No Seller Benefit Plan is under audit or investigation by the IRS, the U.S. Department of Labor or any other Governmental Authority. (d) Neither Seller, nor any of its ERISA Affiliates, has (i) had within the preceding six (6) years any obligation to contribute to any Multiemployer Plan, (ii) sponsored, maintained or contributed to (or has been obligation to contribute to) any plan within the preceding six (6) years which is, or was, (x) subject to Title IV of ERISA or Sections 412 or 430 of the Code, (y) a “defined benefit plan” (as that term is defined in Section 3(35) of ERISA), or (z) any multiple employer plan, as defined in Section 413(c) of the Code, or (iii) within the preceding six (6) years engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA. There does not now exist, nor do any circumstances exist that could result in, any Controlled Group Liability that would be, or could become, a Liability of Buyer or any of its Affiliates at or following the Closing. (e) Except as set forth in Schedule 3.16(e), the consummation of the transactions contemplated by this Agreement will not (either alone or together with any other event) entitle any current or former employee or individual service provider of Seller or any of its Affiliates to severance, change in control, bonus, or other similar pay or benefits under, or accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, or increase the amount payable or trigger any other material obligation pursuant to, any Seller Benefit Plan or otherwise. (f) Seller and its Subsidiaries do not have any obligation to provide any post- employment welfare benefits to any former employee (or a dependent or beneficiary) other than coverage mandated by COBRA at the sole cost of such employee. (g) Each Seller Benefit Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter that it is so qualified, or the remedial amendment period for submission of a request for determination on a plan’s initial qualification has not yet expired, and each trust established in connection with any Seller Benefit Plan that is intended to be exempt from federal income taxation under Section 501(a) of the Code is so exempt. As of the date of this Agreement no fact or event has occurred, and no condition exists, which would be reasonably likely to adversely affect the qualified status of any such Seller Benefit Plan or the exempt status of any such trust. Seller has provided to Buyer copies of the most recent Internal Revenue Service determination letters with respect to each such Seller Benefit Plan. (h) There is no Seller Benefit Plan that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to the terms of Section 280G of the Code. (i) There are no Actions pending or threatened against or with respect to any Seller Benefit Plan that would reasonably be expected to result in a material Liability to Seller, any of its Subsidiaries or the Business. (j) To the extent that any Seller Benefit Plan has resulted in taxable income to any individual, whether through actual or constructive receipt, imputed income, or otherwise,

29 Seller has properly reported such income and has made all required withholding with respect thereto, in each case, in all material respects. (k) Each Deferred Compensation Plan (i) complies, and is operated and administered in accordance, with the requirements of Section 409A of the Code, the Treasury Regulations promulgated thereunder and any other official IRS guidance issued thereunder and (ii) has been operated and administered in good faith compliance with Section 409A of the Code from the period beginning on January 1, 2005. Neither Seller nor any of its Affiliates are obligated to indemnify or hold harmless any Person with respect to adverse tax consequences imposed under Section 409A, Section 280G, or Section 4999 of the Code. Section 3.17. Employee Relations and Agreements. (a) Seller is not a party to any collective bargaining agreement or other labor union contract applicable to any Employee. At all times in the past three (3) years, (i) there has been no unfair labor practice charge, complaint, or other proceeding pending or threatened against Seller, and Seller has not engaged in any unfair labor practices; and (ii) there have been no employment-related Actions pending or threatened, against Seller before any Governmental Authority. The classification of Employees and other service providers as employees or non- employee service providers complies, and has in the past three (3) years complied in all material respects, with any Requirements of Law, including but not limited to applicable requirements of the Fair Labor Standards Act. Seller has paid in full to all Employees, or properly accrued, all wages, salaries, commissions, bonuses, benefits and other compensation currently due to such employees. Seller is currently in compliance in all material respects with all Applicable Requirements related to employment law. (b) There are no Actions pending or threatened, against Seller by any current or former employee that is party to an employment contract with Seller arising out of such employment contract. (c) Schedule 3.17(c) sets forth a complete and accurate list of each Business Employee as of the date hereof, which includes, with respect to each such Business Employee, the Business Employee’s (i) name, (ii) title or position, (iii) classification as exempt or nonexempt under the federal Fair Labor Standards Act and, if applicable, equivalent state wage and hour laws, (iv) annual base salary or hourly wage rate, (v) target bonus or commission opportunity (if applicable) and (vi) hire date for service crediting purposes. (d) Except as set forth on Schedule 3.17(d), in the past three (3), none of Seller or its Subsidiaries has taken any action which would constitute a “plant closing” or “mass layoff” within the meaning of the Worker Adjustment Retraining and Notification Act, or any similar local or state Laws (collectively, the “WARN Act”), issued any notification of a plant closing or mass layoff required by the WARN Act, or incurred any Liability under the WARN Act that remains unsatisfied. Section 3.18. Insurance. (a) Schedule 3.18(a) sets forth a true and complete list of all current insurance policies covering Seller and/or its assets, properties, employees and business, other than insurance

30 programs or policies relating to any Mortgage Loans (as defined in the MSR Purchase Agreement). Seller has provided Buyer with true and complete copies of all such policies. (b) With respect to each insurance policy identified in Schedule 3.18(a), (i) such policy is legal, valid, binding, enforceable and in full force and effect and (ii) neither Seller nor any other party to the policy is in material breach or default thereunder (including with respect to the payment of premiums or the giving of notices) and no event has occurred that, with notice or the lapse of time, would constitute such a material breach or default, or permit any termination, modification or acceleration under such policy. Seller and its Subsidiaries have been covered during the past three (3) years by insurance substantially similar in scope to that listed in Schedule 3.18(a). Seller and its Subsidiaries have no self-insurance or co-insurance programs. (c) Except as set forth on Schedule 3.18(c), there are no pending claims under any insurance policy of Seller or any of its Subsidiaries, relating to workers compensation or other covered employment-related claims, general liability, mortgage impairment, bond, D&O or E&O for which the maximum outstanding liability (including expenses) would reasonably be expected to be greater than $100,000. Section 3.19. No Brokers. None of Seller, its Subsidiaries or any Person acting on behalf of Seller or any of its Subsidiaries, has paid or become obligated to pay any fee or commission to any broker, finder or intermediary, and no Person is or shall become entitled to any such fee or commission, for or on account of the transactions contemplated by this Agreement. Section 3.20. Transactions with Affiliates. Except as set forth on Schedule 3.20, Seller and its Subsidiaries have not, in the ordinary course of business or otherwise, purchased, leased or otherwise acquired any material property or assets or obtained any material services from, or sold, leased or otherwise disposed of any material property or assets or provided any material services to (except with respect to remuneration for services rendered as a director, officer or employee of Seller or one of its Subsidiaries), any employee, officer or director of Seller, or any of its Affiliates. The Material Contracts do not include any obligation or commitment between Seller, on the one hand, and any employee, officer or director of Seller, or any of its Affiliates, on the other hand. The Material Contracts do not include any receivable or other obligation or commitment from any employee, officer or director of Seller, or any of its Affiliates. The Liabilities reflected on the Financial Statements do not include any obligation or commitment to Seller, any employee, officer or director of Seller, or any of its Affiliates (other than accrued compensation and benefits to employees in the ordinary course of business). Section 3.21. Bank and Brokerage Accounts. Schedule 3.21 sets forth (a) a true and complete list of the names and locations of all banks, trust companies, securities brokers and other financial institutions at which Seller or any of its Subsidiaries has an account or safe deposit box or maintains a banking, custodial, trading or other similar relationship and (b) a true and complete list and description of each such account, safe deposit box and relationship, indicating in each case the account number, the names of the respective officers, employees, agents or other similar representatives of Seller or its Subsidiaries having signatory power with respect thereto.

31 Section 3.22. Books and Records; Controls and Procedures. (a) The books and records of Seller and its Subsidiaries are complete and correct in all material respects, and there are no material inaccuracies or discrepancies contained therein. Materially complete and accurate copies of the books and records of Seller and its Subsidiaries have been made available to Buyer. (b) The books and records of Seller and its Subsidiaries have been maintained in accordance with sound business practices, including the maintenance of a system of internal controls that is adequate for the size, operations and business of Seller and its Subsidiaries to ensure that (i) all transactions related to Seller and its Subsidiaries are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit the preparation of financial statements in conformity with GAAP applied on a consistent basis and to maintain proper accountability for assets, (iii) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (iv) access to the properties and assets of Seller and its Subsidiaries is permitted only in accordance with management’s general or specific authorization. (c) Seller has provided Buyer with access to the annual reports received from Seller’s auditors for each of the past three (3) years in connection with the auditor’s review of Seller’s and its Subsidiaries’ adequacy and effectiveness of, and maintenance of, Seller’s and its Subsidiaries’ system of internal controls. Schedule 3.22(c) lists any material deficiencies noted in such reports and the current status of any remedial actions being taken by Seller or its Subsidiary, as applicable, with respect to such deficiencies. Section 3.23. Computer and Technology Security. Seller and its Subsidiaries have taken reasonable steps designed to safeguard the integrity, redundancy, continuous operation and security of the Systems (and all data, including Personal Information, contained therein or processed thereby), including the implementation of reasonable procedures to ensure that the Systems are free from any disabling code or instruction, timer, copy protection device, clock, counter or other limiting design or routing and any “back door,” “time bomb,” “Trojan horse,” “worm,” “drop dead device,” “virus” or other software routine or hardware component that permits unauthorized access to or disablement of the Systems, or the unauthorized capture or erasure of data. All material suspected unauthorized attempts to gain access to any component of the Systems are described in Schedule 3.23. During the past five (5) years, there has been no unauthorized intrusion, breach or violation, outage, interruption or unauthorized access to the Systems or the data, including Personal Information, contained therein or processed thereby. Section 3.24. Solvency. Each of Seller and its Subsidiaries are able to pay their debts as they become due and own property which has a fair saleable value greater than the amounts required to pay their debts (including a reasonable estimate of the amount of all contingent Liabilities). Immediately following the Closing, each of Seller and its Subsidiaries will be solvent for all purposes under federal bankruptcy and applicable state fraudulent transfer and fraudulent conveyance Requirements of Law and the transactions contemplated by this Agreement do not constitute fraudulent transfers and fraudulent conveyances under such Requirements of Law.

32 Section 3.25. Investment in FOAEC Units. Seller acknowledges that Seller has been advised that (i) the FOAEC Units to be issued hereunder (and any shares of FOA Class A Common Stock received in exchange therefor pursuant to the Exchange Agreement) have not been registered under the Securities Act and (ii) the FOAEC Units (and any shares of FOA Class A Common Stock received in exchange therefor pursuant to the Exchange Agreement) must be held indefinitely and Seller must continue to bear the economic risk of the investment in the FOAEC Units (and any shares of FOA Class A Common Stock received in exchange therefor pursuant to the Exchange Agreement) unless the offer and sale of the FOAEC Units (and any shares of FOA Class A Common Stock received in exchange therefor pursuant to the Exchange Agreement) are subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available. Seller is an “accredited investor” (as defined in Rule 506 promulgated under the Securities Act). Section 3.26. No Other Representations and Warranties of the Company. Except for the express representations and warranties of Seller contained in this Article III (taking into account any applicable qualifications in the Schedules hereto) or the MSR Purchase Agreement, the Mortgage Loan Purchase Agreement, the Pipeline Agreements or the Ancillary Agreements to which Seller is a party or any certificate or other instrument delivered pursuant to any of the foregoing, neither Seller nor any other Person makes any express or implied representations or warranties regarding Seller or its Subsidiaries or the Business in connection with the Transactions, and Seller hereby disclaims any other representation or warranty of any kind or nature, express or implied, regarding Seller or its Subsidiaries or the Business notwithstanding the delivery or disclosure to the Buyer Parties or their Affiliates or their or their directors, managers, officers, employees, agents or representatives of any documentation or other information (including any financial projections or other supplemental data). Notwithstanding anything to the contrary, except as expressly covered by a specific representation and warranty contained in this Article III or the MSR Purchase Agreement, the Mortgage Loan Purchase Agreement, the Pipeline Agreements or the Ancillary Agreements to which Seller is a party or any certificate or other instrument delivered pursuant to any of the foregoing, neither Seller nor any other Person on behalf of Seller or the Business shall be deemed to make any representation or warranty with respect to (a) any projections, estimates or budgets heretofore delivered to or made available to the Buyer Parties or their Affiliates or their counsel, accountants or advisors of future revenues, expenses or expenditures or future results of operations of Seller or the Business or any Subsidiaries thereof, or (b) any other information or documents (financial or otherwise) made available to the Buyer Parties or their Affiliates or their counsel, accountants or advisors with respect to Seller, the Business or any Subsidiaries thereof or the Transactions. Notwithstanding anything to the contrary in this Agreement (including in the foregoing), nothing in this Section 3.26 shall relieve any Person for liability for Fraud. ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE BUYER PARTIES As an inducement to Seller to enter into this Agreement and to consummate the transactions contemplated hereby, each Buyer Party hereby represents and warrants to Seller (severally, and not jointly, and with respect only to itself and not any other Buyer Party) that, as of the date hereof and as of the Closing Date:

33 Section 4.1. Organization of Buyer Parties. Each of the Buyer Parties has been duly organized and is validly existing and in good standing under the laws of the State of Delaware. Each of the Buyer Parties has the requisite limited liability company or corporate power and authority to own or use its assets and to perform all of its obligations under this Agreement and the Ancillary Agreements to which it is a party. Section 4.2. Authority of Buyer Parties. Each of the Buyer Parties has the requisite limited liability company or corporate power and authority to execute, deliver and perform this Agreement and each of the Ancillary Agreements to which it is a party. The execution, delivery and performance of this Agreement and the Ancillary Agreements by each of the Buyer Parties have been duly authorized and approved by each of the Buyer Parties’ board of directors, board of managers or similar governing body and do not require any further authorization or consent of its stockholders or members, as applicable. This Agreement has been duly authorized, executed and delivered by each of the Buyer Parties and (assuming the valid authorization, execution and delivery of this Agreement by Seller) is the legal, valid and binding obligation of each of the Buyer Parties enforceable against each of the Buyer Parties in accordance with its terms, and each of the Ancillary Agreements to which a Buyer Party is a party has been duly authorized by such Buyer Party, and upon execution and delivery by such Buyer Party will be (assuming the valid authorization, execution and delivery by each of the other parties thereto) a legal, valid and binding obligation of such Buyer Party, enforceable against such Buyer Party in accordance with its terms, in each case, subject to the Bankruptcy and Equity Exceptions. Section 4.3. No Conflict. Neither the execution and delivery of this Agreement or any of the Ancillary Agreements to which a Buyer Party is a party, nor the consummation of the transactions contemplated hereby or thereby, by the Buyer Parties will (a) result in a violation or breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under, or result in the creation or imposition of any Encumbrance (other than Permitted Encumbrances) upon any note, instrument, mortgage, license, lease, agreement, contract, franchise or financial obligation to which such Buyer Party is a party or by which a Buyer Party is bound or (b) violate the certificate of formation or the limited liability company agreement of either of the Buyer Parties, other than any such violations, breaches, defaults, rights, loss of rights or Encumbrances that would not, individually or in the aggregate, reasonably be expected to prevent or materially impair or delay the consummation of any of the transactions contemplated hereby. Section 4.4. Consents and Approvals. Except as set forth on Schedule 4.4 and with respect to any required filings pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (together with the rules and regulations promulgated thereunder, the “HSR Act”), no filing or registration with, no notice to and no permit, authorization, consent or approval of any third party or any Governmental Authority or other Person is necessary for the consummation by the Buyer Parties of the transactions contemplated by this Agreement other than pursuant to the requirements of federal and state securities laws. Section 4.5. Litigation. As of the date of this Agreement, there is no Action pending or threatened against any of the Buyer Parties that is reasonably expected to materially impair or delay the ability of the Buyer Parties to consummate the Transactions.

34 Section 4.6. No Brokers. None of the Buyer Parties, or any Person acting on their behalf, has paid or become obligated to pay any fee or commission to any broker, finder or intermediary, and no Person is or shall become entitled to any such fee or commission, for or on account of the transactions contemplated by this Agreement. Section 4.7. Condition of the Business. Notwithstanding anything contained in this Agreement to the contrary, the Buyer Parties agree that none of Seller, its Subsidiaries, the Seller Principal, or any of their respective Affiliates, representatives or any other Person on behalf of Seller, its Subsidiaries or the Seller Principal is making any representations or warranties regarding Seller, its Subsidiaries, the Business, the Purchased Assets or Assumed Liabilities whatsoever, express or implied, at law or in equity, beyond those expressly given by Seller in Article III hereof, the MSR Purchase Agreement, the Mortgage Loan Purchase Agreement, or other Ancillary Agreement or any certificate or other instrument delivered pursuant to any of the foregoing, and neither the Buyer Parties, their representatives nor any other Person is relying on any other representations or warranties. The Buyer Parties acknowledge and agree, on behalf of themselves, that none of Seller, its Subsidiaries, the Seller Principal, or any of their respective Affiliates or representatives or any other Person on behalf of Seller, its Subsidiaries, the Seller Principal, or any of their respective Affiliates has made or is making any representation or warranty, express or implied, as to the accuracy or completeness of any information, data, or statement regarding Seller, its Subsidiaries, the Business, the Purchased Assets or Assumed Liabilities or the Transactions, other than as expressly made by Seller in Article III hereof, the MSR Purchase Agreement, the Mortgage Loan Purchase Agreement or other Ancillary Agreement or any certificate or other instrument delivered pursuant to any of the foregoing, and none of Seller, its Subsidiaries, the Seller Principal, or any of their respective Affiliates or any other Person will have or be subject to any liability to the Buyer Parties or any other Person resulting from the Buyer Parties’, any of their Affiliates’ or any other Person’s use of, any such information. The Buyer Parties acknowledge and agree, on behalf of themselves and their respective Affiliates, that they (i) have conducted their own independent review and analysis of, and, based thereon, has formed an independent judgment concerning, the business, assets, condition, operations and prospects of Seller, its Subsidiaries, the Business, the Purchased Assets, Assumed Liabilities and the Transactions, (ii) have been furnished with or given access to such documents, correspondence, data, materials or other information (financial or otherwise) about Seller, its Subsidiaries, the Business, the Purchased Assets, Assumed Liabilities and the Transactions, (iii) have received materials relating to Seller, its Subsidiaries, the Business, the Purchased Assets, Assumed Liabilities and the Transactions that they have requested and have been afforded the opportunity to obtain additional information necessary to verify the accuracy of any such information or of any representation or warranty made by Seller or the Seller Principal herein or to otherwise evaluate the merits of the Transactions, and (iv) in making their determination to proceed with the Transactions, have relied solely on the results of their own independent investigation and the representations and warranties set made by Seller in Article III hereof, the MSR Purchase Agreement, the Mortgage Loan Purchase Agreement or other Ancillary Agreement or any certificate or other instrument delivered pursuant to any of the foregoing. The Buyer Parties acknowledge and agree on behalf of themselves and their Affiliates that they are informed and sophisticated Persons, and have engaged advisors experienced in the evaluation and purchase of the Business, the Purchased Assets and Assumed Liabilities. Notwithstanding anything to the contrary in this Agreement (including in the foregoing), nothing in this Section 4.7 shall relieve any Person for liability for Fraud.

35 Section 4.8. FOAEC Units. Except as set forth in the forms, statements, certifications, reports and documents filed or furnished by FOA with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or the Securities Act on or prior to the date of this Agreement: (a) As of the close of business on November 18, 2022 (the “FOAEC Capitalization Date”), there were 187,820,080 FOAEC Units issued and outstanding. (b) All issued and outstanding FOAEC Units are duly authorized, validly issued and non-assessable, and are not subject to and were not issued in violation of any preemptive or similar right, purchase option, call or right of first refusal or similar right. (c) As of the date of this Agreement, other than in connection with (x) the FOA 2021 Omnibus Incentive Plan, (y) the Stock Purchase Agreement, dated as of the date hereof, by and between FOA and BTO Urban Holdings L.L.C., Blackstone Family Tactical Opportunities Investment Partnership – NQ ESC L.P. and BTO Urban Holdings II L.P. and (z) the Stock Purchase Agreement, dated as of the date hereof, by and between FOA and Libman Family Holdings LLC, there are no outstanding subscriptions, options, warrants, calls, rights, profits interests, stock appreciation rights, redemption rights, repurchase rights, preemptive rights, phantom stock, convertible securities or other similar rights, agreements, arrangements, undertakings or commitments of any kind to which Buyer or any of the Buyer Parties or their respective Subsidiaries are a party or by which any of them is bound obligating Buyer or any of its Subsidiaries to (i) issue, transfer or sell any FOAEC Units or other equity interests of FOAEC or securities convertible into or exchangeable for such FOAEC Units or equity interests or (ii) redeem, repurchase or otherwise acquire any such FOAEC Units or other equity interests. From the close of business on the FOAEC Capitalization Date to the date hereof, FOAEC has not issued any FOAEC Units, other than from time to time in connection with the settlement of Restricted Stock Units (as defined in the FOA 2021 Omnibus Incentive Plan). (d) Neither FOAEC nor any of its Subsidiaries has outstanding bonds, debentures, notes or other obligations, the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the members of FOAEC on any matter. (e) There are no voting agreements, voting trusts, stockholders agreements, proxies or other agreements or understandings to which FOAEC or any of its Subsidiaries is a party with respect to the voting of the FOAEC Units or other equity interest of, restricting the transfer of, or providing for registration rights with respect to, Buyer or any of its Subsidiaries. ARTICLE V ACTION PRIOR TO THE CLOSING DATE The Parties covenant and agree to take the following actions between the date hereof and the Closing Date: Section 5.1. Access to Information. Seller shall, and shall cause its Subsidiaries to: (a) afford to the officers, employees and authorized representatives of Buyer (including independent public accountants and attorneys) reasonable access during normal business hours,

36 upon reasonable advance notice, to Seller’s and its Subsidiaries’ offices, properties, employees and business and financial records (including computer files, retrieval programs and similar documentation); and (b) furnish or cause to be furnished to Buyer or its authorized representatives, such additional information as shall be reasonably requested for purposes of Buyer conducting its due diligence investigation of Seller and its Subsidiaries; provided, however, that: (i) Seller and its Subsidiaries shall not be required to confer, afford such access or furnish such copies or other information (x) to the extent that doing so would violate any Requirements of Law or obligation of confidentiality existing as of the date hereof to which it is subject or (y) the disclosure of which would reasonably be expected to result in the loss of attorney-client privilege (provided, where Seller or any of its Subsidiaries seeks to withhold any access or information pursuant to this clause (i), it shall provide notice of such fact to Buyer and use its reasonable best efforts to provide the information to be withheld in a manner that would not violate such Requirement of Law or obligation of confidentiality or result in the loss of such privilege); (ii) Buyer shall not, without the prior consent of Seller (such consent not to be unreasonably withheld, conditioned or delayed), contact or communicate with any vendor, customer, employee, independent contractor or other business partner of Seller or any of its Subsidiaries with respect to or in connection with the Transactions; (iii) any such access shall be conducted in such a manner as not to interfere unreasonably with the operation of Seller and its Subsidiaries; and (iv) Buyer shall be responsible for any damage to any real property owned or leased by Seller or any of its Subsidiaries or any other assets or property of Seller or any of its Subsidiaries caused by Buyer or any of its representatives. Section 5.2. Notification; Update of Schedules. (a) Each Party shall promptly notify the other of (i) any Action that is instituted or threatened against such Party to restrain, prohibit or otherwise challenge the legality of the Transactions or (ii) any Action that may be threatened, brought, asserted or commenced against such Party that would have caused the representations and warranties of Seller in Section 3.11 and Section 3.14 or of Buyer in Section 4.5, as the case may be, to be untrue or incorrect, if such Action had arisen prior to the date hereof. (b) Seller or Buyer, as applicable, shall, as soon as reasonably practicable after it obtains knowledge thereof prior to the Closing Date, deliver to the other Party any information concerning the occurrence of any event or the existence of any circumstance that would be reasonably likely to cause any representation or warranty of Seller or Buyer, as applicable, to be incorrect or breached if such representation and warranty were made at the time of such event or circumstance such that the conditions set forth in Section 7.1(b) or (c) or Section 8.1(b) or (c), as applicable, would not be satisfied if the Closing were to occur on such date on which it obtained knowledge thereof. Section 5.3. Consents of Third Parties; Governmental Approvals. (a) Each Party shall, and shall cause its Affiliates to, use their respective reasonable best efforts to, promptly after the date hereof: (i) make any notifications to, and obtain any consents, approvals, authorizations and waivers from, any third-party Persons required in connection with the

37 consummation of the Transactions, including any such consents, approvals, authorizations and waivers required to permit any Assumed Contract (including, to the extent not repaid in full at the Closing, any Assumed Contract for Indebtedness that is set forth on Schedule 2.7(a)(v)) in effect as of the date hereof to remain in full force and effect on and after the Closing Date; (ii) make any filings and notifications to, and obtain any consents, approvals, authorizations and waivers from, any Governmental Authority necessary, proper or advisable under applicable Requirements of Law to be obtained in order to permit the consummation of the Transactions (collectively, the “Governmental Approvals”); and (iii) with respect to any required filings pursuant to the HSR Act, make such filing within ten (10) Business Days of the date hereof. (b) In connection with and without limiting the foregoing, Buyer and Seller shall, and shall cause their Subsidiaries to, use their respective reasonable best efforts to, (i) as promptly as practicable provide all non-privileged information and documents requested by any Governmental Authority to the extent necessary or advisable to resolve any inquiry or investigation and to obtain as promptly as practicable all Governmental Approvals, (ii) permit each other to review in advance any proposed communication to any Governmental Authority relating to the subject matter of this Agreement, (iii) as promptly as practicable notify each other of any material communication (whether written or oral) they or any of their respective Affiliates receives from any Governmental Authority relating to such matters, (iv) as promptly as practicable provide to each other copies of all correspondence, filings or communications between it (or its advisors) and any such Governmental Authority relating to this Agreement and (v) not participate in any substantive meeting or communication with any Governmental Authority (including via telephone or conference call) in respect of any filings, investigation or other inquiry related to the Transactions unless they give notice to each other in advance and, to the extent permitted by such Governmental Authority, with such notice being sufficient to provide each other the opportunity to attend and participate at such meeting or communication (except in each of the foregoing subsections (i) through (v), for the avoidance of doubt, any interactions between either party with any Governmental Authority in the ordinary course of business consistent with past practice). Any materials contemplated for exchange in connection with this Section 5.3 may be withheld as necessary to address reasonable privilege, sensitive information or confidentiality concerns, or redacted to remove references concerning valuation or other competitively sensitive material, and the parties may, as they deem advisable and necessary, designate any materials provided to the other under this Section 5.3 as “outside counsel only.” In furtherance of the foregoing, Buyer and Seller shall, and shall cause their Subsidiaries to, use their respective reasonable best efforts to provide, or cause to be provided, all agreements, documents, instruments, affidavits, statements or information that are required or requested by any Governmental Authority relating to (A) Seller and its Affiliates (including any of Seller’s, or its Affiliates’, directors, officers, employees, partners, members or shareholders), (B) all Persons who are deemed or may be deemed to “control” Seller or any of its Affiliates within the meaning of applicable Requirements of Law and (C) Seller’s and its Affiliates’ respective structure, ownership, businesses, operations, regulatory and legal compliance, Assets, Liabilities, financing, financial condition or results of operations, or any of its or their directors, officers, employees, partners, members or shareholders.

38 (c) Each of the Buyer Parties and their respective Affiliates shall use their respective reasonable best efforts to make any notifications to, and obtain any consents, approvals, authorizations and waivers from, any Governmental Authority required to obtain the Control Approvals, including without limitation by making any filings and notifications to, and obtaining any consents, approvals, authorizations and waivers from, any Governmental Authority necessary, proper or advisable under applicable Requirements of Law to be obtained in order to obtain the Control Approvals. Promptly following the Closing and in any event within ninety (90) days thereafter, the Parties shall submit materially compete applications to each Governmental Authority necessary, proper or advisable to obtain the Control Approvals. (d) Notwithstanding anything in this Agreement to the contrary, none of the Buyer Parties nor any of their respective Affiliates (including, for purposes of this sentence, Blackstone Inc. (“Blackstone”) and any investment funds or investment vehicles affiliated with, or managed or advised by, Blackstone or any portfolio company (as such term is commonly understood in the private equity industry) or investment of any such investment fund or investment vehicle) shall be required or obligated to, and the Seller shall not, without the prior written consent of Buyer, agree or otherwise be required to sell, divest, dispose of, license, hold separate, or take or commit to take any action that limits in any respect its freedom of action with respect to, or its ability to retain, any businesses, products, rights, services, licenses, or assets of the Purchased Assets, the MSR Assets, the Mortgage Loan Assets, the Business, or the Buyer Parties or any of its respective Subsidiaries or Affiliates, or any interests therein. Section 5.4. Operations Prior to the Closing Date. Except (w) as required by Requirements of Law, (x) as set forth on Schedule 5.4, (y) as otherwise expressly set forth in or required pursuant to this Agreement, the MSR Purchase Agreement, the Mortgage Loan Purchase Agreement or the Pipeline Agreements or (z) with the written approval of Buyer (which approval shall not be unreasonably withheld, conditioned or delayed), Seller shall, and shall cause its Subsidiaries to, operate and carry on the Business only (A) in the ordinary course consistent with past practice and (B) in compliance with applicable Requirements of Law. Without limiting the generality of the foregoing, except as set forth on Schedule 5.4 or with the written approval of Buyer (which, solely in the case of clauses (d) and (h), shall not be unreasonably withheld, conditioned or delayed), Seller shall not, and shall cause its Subsidiaries not to: (a) make any material change in the nature of the Business; (b) make any advances, capital contributions, investments or capital expenditures, including to or in any Subsidiaries or Affiliates of Seller, other than capital expenditures that do not exceed $250,000 in the aggregate; (c) enter into any Contract for the purchase or lease of real property other than real property that would constitute Mortgage Assets under the Mortgage Loan Purchase Agreement; (d) initiate or settle any Action (i) for amounts payable by Seller and its Subsidiaries in excess of $250,000 in the aggregate or (ii) that would bind, impose relief (other than monetary damages) on or require ongoing compliance by or with respect to, Buyer, any of

39 Buyer’s Affiliates, the Business, any Purchased Assets, any MSR Assets or any Mortgage Loan Assets (or any acquirer thereof); (e) sell, lease (as lessor), transfer, assign, license, abandon or allow to lapse or otherwise dispose of, or mortgage or pledge, or impose or suffer to be imposed any Encumbrance on, any of the Purchased Assets, the MSR Assets or the Mortgage Loan Assets, other than Permitted Encumbrances or the pooling and securitization of MSR Assets and Mortgage Loan Assets in the ordinary course of business; (f) other than in the ordinary course of business consistent with past practice or pursuant to the Working Capital Notes, create, incur, assume, guarantee or repay (other than any mandatory repayments) any Indebtedness or make or repay any loan to any Affiliate or direct or indirect equityholder of Seller, other than the pooling and securitization of MSR Assets and Mortgage Loan Assets in the ordinary course of business; (g) modify any publicly posted privacy policy or the operation or security of any Systems in any manner that is materially adverse to the Business, except as required by applicable Requirements of Law; (h) amend or terminate any Material Contract or enter into any Contract of a type that, if in effect at the date of this Agreement, would be a Material Contract, other than (i) any amendment that is not materially adverse to the Business and that is in the ordinary course of business consistent with past practice or (ii) any Contract that is not an Assumed Contract; (i) other than as required by any Requirements of Law, (A) enter into, establish, terminate or materially amend any Seller Benefit Plan or any agreement, plan or arrangement that would be a Seller Benefit Plan if it was in effect as of the date of this Agreement; (B) terminate the employment of any Employee (other than for cause or due to death or disability) or pay or provide any severance or termination-related benefits; (C) hire any person, or transfer or change of duties of any employee, in either case, so as to become a Business Employee; or (D) increase the compensation or benefits of any Employee except for increases in base salary in the ordinary course of business and consistent with past business practices; (j) implement any “plant closing” or “mass layoff” which triggers to notice requirements of the WARN Act; (k) merge or consolidate with any other Person, or participate in any business combination, or restructure, recapitalize, reorganize or adopt any other corporate or legal entity reorganization, otherwise alter its legal structure or form or completely or partially liquidate; (l) fail to maintain or renew any Governmental Permits; (m) with respect to the Purchased Assets, the Assumed Liabilities, the MSR Assets, the MSR Liabilities, the Mortgage Loan Assets, the Pipeline Assets or the Pipeline Liabilities: make, change or revoke any Tax election, adopt or change any Tax accounting period, adopt or change any method of Tax accounting, file any amended material Tax Return, enter into any binding agreement with a Governmental Authority related to any Tax, settle any material Tax claim or assessment relating to Taxes, surrender any material right to claim a refund of Taxes, or

40 consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment (other than in connection with an extension to file any Tax Return in the ordinary course of business); (n) make any material change in the accounting policies applied in the preparation of the Financial Statements unless such change is required by GAAP or applicable Requirements of Law; (o) make any change in its articles of incorporation or bylaws or comparable governing documents or issue, redeem, retire, purchase or otherwise acquire any capital stock (or securities exchangeable, convertible or exercisable for capital stock) of Seller or any of its Subsidiaries; (p) declare, set aside or pay any dividends or other distributions, other than from a Subsidiary of Seller to Seller; or (q) enter into any Contract with respect to any of the foregoing or otherwise take any other action or enter into Contract with the intent to, or that would reasonably be expected to, frustrate the purposes of this Agreement. Section 5.5. CFPB Consent Orders. (a) Following the Closing, the Buyer Parties agree to comply with all applicable provisions of the CFPB Consent Orders. At the Closing, Buyer agrees to deliver to Seller a letter agreement acknowledging the same in substantially the form attached hereto as Exhibit B. (b) Following the Closing, to the extent not already paid in full by the Closing, Buyer and Seller shall reasonably cooperate with each other to have Buyer make any redress payments required to made pursuant to the redress plan as required under the CFPB Consent Orders. Section 5.6. Transition Services. The Parties agree to cooperate in good faith to pursue a transition services arrangement (to the extent necessary) mutually agreeable to the Parties following the date hereof. Section 5.7. Solvency. Following the Closing, Seller shall not distribute or otherwise transfer or dispose of its Assets in violation of Section 501 of the California Corporations Code. ARTICLE VI ADDITIONAL AGREEMENTS Section 6.1. Tax Matters. (a) Transfer Taxes. All transfer, registration, stamp, documentary, sales, use and similar Taxes (including all applicable real estate transfer or gains Taxes and transfer Taxes), incurred in connection with or arising out of the Transactions shall be paid by Buyer. The Parties shall cooperate in the timely making of all filings, returns, reports and forms as may be required in connection therewith.

41 (b) Property Taxes. All real property, personal property and similar ad valorem Taxes (“Property Taxes”) levied with respect to the Purchased Assets for a Straddle Period shall be apportioned between Buyer and Seller on a per diem basis for any Straddle Period based on the number of days of such Straddle Period included in the Pre-Closing Tax Period and the number of days of such Straddle Period included in the Post-Closing Tax Period. Seller shall be liable for the proportionate amount of such Property Taxes that is attributable to the Pre-Closing Tax Period and Buyer shall be liable for the proportionate amount of such Property Taxes that is attributable to the Post-Closing Tax Period. Upon receipt of any bill for such Property Taxes, Buyer or Seller, as applicable, shall present a statement to the other setting forth the amount of reimbursement to which each is entitled under this Section 6.1(b), together with such supporting evidence as is reasonably necessary to calculate the proration amount. The proration amount shall be paid by the party owing it to the other within ten (10) days after delivery of such statement. In the event that Buyer or Seller makes any payment of Property Taxes for which it is entitled to reimbursement under this Section 6.1(b), the applicable Party shall make such reimbursement no later than ten (10) days after the presentation of a statement setting forth the amount of the reimbursement to which the party presenting the statement is entitled along with such supporting evidence as is reasonably necessary to calculate the reimbursement amount. (c) Allocation. Buyer shall prepare an allocation of the Consideration (and other relevant amounts for U.S. federal income tax purposes) among the Purchased Assets, the MSR Assets and the Mortgage Loan Assets and deliver such allocation to Seller within 60 days after the Closing Date for Seller’s review and comment. Buyer shall consider in good faith any reasonable comments that Seller submits to Buyer within 15 days after the receipt of Buyer’s initial allocation. Buyer and Seller and their Affiliates shall report, act and file Tax Returns in all respects and for all purposes consistently with such allocation. Seller shall timely and properly prepare, execute, file and deliver all such documents, forms, and other information as Buyer may reasonably request to prepare such allocation. Neither Buyer nor Seller shall take any position (whether in audits, tax returns or otherwise) that is inconsistent with such allocation unless required to do so by Requirements of Law or to the extent otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code (or any analogous provision of state, local or foreign law). (d) Cooperation on Tax Matters. The Parties shall cooperate fully, as and to the extent reasonably requested by the other Party, in connection with the preparation and filing of any Tax Return and any audit or other proceeding with respect to Taxes, including the timely signing of any such Tax Returns or documents relating to any audit or other proceeding upon the request of such other Party. Such cooperation shall include the retention and (upon the other Party’s request) the provision of records and information which are reasonably relevant to any such audit or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Each of Buyer and Seller agrees (i) to retain all books and records with respect to Tax matters pertinent to the Purchased Assets relating to any Pre-Closing Tax Period for at least three (3) years following the Closing Date and to abide by any record retention agreements entered into with any Governmental Authority and (ii) if a Party intends to destroy or discard any such books and records, to give the

42 other Party reasonable written notice prior to destroying or discarding such books and records and, if the other Party so requests, allow such other Party to take possession of such books and records. (e) Payment of Taxes. Prior to the Closing, Seller shall pay or cause to be paid, in full, all Taxes set forth on Schedule 3.7 in the amount that Seller has indicated on such schedule it intends to pay prior to the Closing and shall provide to Buyer a receipt issued by the applicable Governmental Authority to which such amount was paid or other evidence of such payment in full reasonably satisfactory to Buyer. (f) Straddle Period. For applicable purposes under this Agreement, except as otherwise provided under this Agreement, the portion of any Tax with respect to the Business or any Purchased Asset for any Straddle Period that is allocable to the Pre-Closing Tax Period will be deemed to be the amount of such Taxes for the entire Straddle Period multiplied by a fraction, the numerator of which is the number of calendar days of such Straddle Period in the Pre-Closing Tax Period and the denominator of which is the number of calendar days in the entire Straddle Period. Section 6.2. Exclusivity. Seller shall (and shall cause each of its Affiliates, directors, advisers, agents, employees and any other Person acting on its behalf to) immediately cease all existing discussions and negotiations, if any, with any Person or entity other than Buyer and its representatives with respect to any transaction similar to or competing with the Transactions (a “Competing Transaction”). Seller shall not (and shall cause each of its Affiliates, directors, advisers, agents, employees and any other Person acting on its behalf not to) (a) solicit offers, inquiries or proposals for, or entertain any offer, inquiry or proposal to enter into, a Competing Transaction, including any direct or indirect sale or other transfer of all or any portion of the equity interests or assets of Seller or any of its Subsidiaries (or interests therein) to any Person or entity other than Buyer, or (b) engage in any discussions or negotiations with, provide any information to, or enter into any agreement, arrangement or understanding with any Person or Persons other than Buyer and its advisers, regarding a Competing Transaction. Seller hereby agrees to immediately notify Buyer if it receives any offer, inquiry or proposal to consider a Competing Transaction, which notice shall include information regarding the soliciting party, the date of initial contact regarding such Competing Transaction and the terms of such Competing Transaction. Section 6.3. Use of Name; Name Change. Seller shall, at or immediately following the Closing, at its expense, change its name (and the names of its Affiliates) to a name that does not contain and is not confusingly similar to the name “American Advisors Group” or any derivation or abbreviation thereof (the “Licensed Mark”), and shall, as soon as practicable following the date hereof but no later than sixty (60) days prior to the Closing Date, file an advance change notice of the change in Seller’s name contemplated by this Section 6.3 with each Governmental Authority relating to each Governmental Permit with respect to which such advance change notice is permitted. Each such advance change notice shall state that the intended name change shall be effective as of the Closing Date. In addition, Seller shall, either at or immediately following Closing, file any other documents as are necessary to reflect such change in Seller’s or its Affiliates’ names contemplated by this Section 6.3 in its state of incorporation and in each state in which it or they are qualified to do business as a foreign entity or local business permits, and withdraw, abandon or surrender any and all other permits or registrations authorizing the Seller or its Affiliates to operate under a trade name, “doing business as” name, or fictitious business name

43 under which Seller or its Affiliates currently or previously has conducted business, and diligently prosecute such name change to completion and (ii) Seller shall remove, delete, or destroy all references to the Licensed Mark appearing on any business, marketing, advertising, or other materials of the Seller or its Affiliates in any format or media. From and after the Closing, none of Seller or any of its Affiliates shall use, directly or indirectly, without the prior written consent of Buyer, any Trademark containing the Licensed Mark. Notwithstanding the foregoing, Seller will have a limited right from and after the Closing to use the Licensed Mark (A) to the extent constituting nominative fair use; (B) as required by applicable Requirements of Law; (C) in a neutral, non-trademark manner to discuss the Parties’ former relationship; and (D) on archival legal and business documents and materials that are not visible to the public. Section 6.4. Employees. (a) At least ten (10) and not more than fifteen (15) days prior to the Closing, Seller shall deliver to Buyer an updated list of Business Employees that includes the information set forth in clauses (i) through (vi) of Section 3.17(c) with respect to each such Business Employee. Buyer and Seller specifically agree that Buyer shall have the right (but not the obligation) to make offers to employ each Business Employee (an “Employment Offer”), which offer shall be made in good faith and conditioned upon the occurrence of the Closing and effective as of the Closing; provided that, (i) to the extent mutually agreed upon by Seller and Buyer, such offer of employment may be effective, and such Business Employee may commence employment with the Buyer or an applicable Affiliate thereof, at a mutually agreed time, and (ii) to the extent the applicable Business Employee is an Inactive Business Employee, such offer shall be effective as of the date that such Business Employee is able to return to work, so long as such date is within ninety (90) days following the Closing Date or such later return date as may be required by applicable Requirement of Law. If Buyer elects to make an Employment Offer, such Employment Offer shall be made no later than five (5) days prior to the Closing Date. Following the date hereof and while Buyer has outstanding obligations pursuant to this Section 6.4, Seller shall notify Buyer of the occurrence of the end of any such leave of absence with respect to any Inactive Business Employee as soon as reasonably practicable following such occurrence. Notwithstanding anything in this Agreement to the contrary, Seller shall retain all costs, expenses and Liabilities related to any Inactive Business Employee that arise out of or accrue as a result of an event or events that occur on, prior to or as of the date that any Inactive Business Employee commences employment with the Buyer or an Affiliate thereof in accordance with the terms of this Agreement. At reasonable times prior to the Closing, Seller shall provide Buyer or an Affiliate thereof with reasonable access to the Business Employees in order to permit Buyer and its Affiliates to discuss potential terms of employment. Each Business Employee who accepts Buyer’s offer of employment pursuant to this Section 6.4 and commences employment with Buyer or an Affiliate thereof shall be referred to herein as a “Transferred Employee”. Buyer and Seller shall cooperate in good faith with respect to the transfer of any Business Employees that are on visa or work permits sponsored by Seller or its Subsidiaries. (b) Seller shall (i) cause, effective as of the date on which a Transferred Employee commences employment with the Buyer or an Affiliate, any Transferred Employee who is participating in any Seller Benefit Plan to cease participation in such Seller Benefit Plan and (ii) waive and release any confidentiality, non-competition, non-disclosure and similar agreements between Seller and its Affiliates and each Transferred Employee that would restrict or encumber such Transferred Employee’s ability to perform his or her duties as an employee of Buyer or an

44 Affiliate thereof. Seller shall comply with the requirements of Part B of Subtitle B of Title I of ERISA and Code Section 4980B for any individual who is a “M&A qualified beneficiary” (as defined in Q&A 4 of Treasury Requirement Section 54.4980B-9) and any other individual who is terminated prior to Closing, and shall continue to provide coverage under Seller’s or its Affiliate’s group health plan for the applicable COBRA coverage continuation period until such plan is terminated. No provision of this Agreement shall be construed as a guarantee of continued employment of any Transferred Employee and this Agreement shall not be construed so as to prohibit Seller from having the right to terminate the employment of any Transferred Employee following the Closing, provided that any such termination is effected in accordance with applicable Requirements of Law. (c) In the event that a Business Employee (i) receives an Employment Offer in accordance with Section 6.4(a) (any such offer, a “Qualifying Employment Offer”) and (ii) does not accept such Qualifying Employment Offer, Seller shall bear, or shall cause its Affiliates to bear, the expense and responsibility for any severance or other benefits (including any benefits payable under the Requirements of Law) payable in connection with any termination of employment of such Business Employee and any other Liabilities related to such Business Employee, which, in each case, shall be Excluded Liabilities, and Seller shall otherwise indemnify and hold harmless Buyer and its Affiliates for all such severance, benefits and Liabilities. (d) Each Business Employee who (i) is not an Inactive Business Employee and (ii) does not receive an Employment Offer or Qualifying Employment Offer, shall hereinafter be referred to as an “Excluded Business Employee.” Seller shall bear, or shall cause its Affiliates to bear, the expense of, and responsibility for, all severance and other benefits that become payable or that are otherwise owed to any Excluded Business Employee or Inactive Business Employee, and Seller shall otherwise indemnify and hold harmless Buyer and its Affiliates for all such severance and other benefits (which, for the avoidance of doubt, shall constitute Excluded Liabilities). However, Buyer shall provide to Seller an amount in cash equal to the amount of cash severance benefits that becomes payable (if any) to any Excluded Business Employee in connection with the transactions contemplated by this Agreement to the extent that (A) such Excluded Business Employee is terminated by the Seller or any of its Subsidiaries within ninety (90) days following the Closing and (B) such cash severance amounts do not exceed the applicable cash severance amounts described in Schedule 6.4(d). The amount of cash severance benefits Buyer is required to provide to Seller in accordance with the immediately preceding sentence shall hereinafter be referred to as the “Buyer Severance Amount”. At least two (2) Business Days prior to the Closing Date, Seller shall provide Buyer with a schedule (the “Buyer Severance Amount Schedule”) listing the cash severance amount payable to each such Excluded Business Employee and the estimated Buyer Severance Amount. Seller shall reasonably cooperate with Buyer and its representatives in connection with Buyer’s review of the Buyer Severance Amount Schedule. Following agreement by Seller and Buyer on the final Buyer Severance Amount, Buyer shall pay to Seller the Buyer Severance Amount. (e) To the extent that a Transferred Employee was a participant in a Seller Benefit Plan, Seller shall be responsible for providing welfare benefits (including medical, hospital, vision, dental, accidental death and dismemberment, life, disability and other similar benefits) to any participating Transferred Employees for all claims incurred on or prior to the date on which the Transferred Employee commences employment with the Buyer or an Affiliate under

45 and subject to the generally applicable terms and conditions of such plans. For purposes of this Section 6.4(e), a claim is incurred with respect to (i) accidental death and dismemberment, disability, life and other similar benefits when the event giving rise to such claim occurred and (ii) medical, hospital, vision, dental and other similar benefits when the services with respect to such claim are rendered. (f) On or prior to the Closing Date, or by such later date that a Transferred Business Employee commences employment with Buyer or its Affiliate, Seller or its Affiliate shall (i) take any necessary action to fully vest as of such date each Transferred Business Employee’s account balances and other benefits under all Seller Benefit Plans that are employee pension benefit plans (as such term is defined in Section 3(2) of ERISA), and (ii) enter into an agreement with the individuals set forth on Schedule 6.4(f) for the benefit of Seller, Buyer and their respective Affiliates pursuant to which such individuals will waive and release any claims or rights with respect to any promised stock options, equity participation or similar rights for sufficient consideration, with such agreement to be in a form and such consideration to be, in each case, approved by Buyer. (g) The Parties acknowledge and agree that all provisions contained in this Section 6.4 are included for the sole benefit of the Parties. This Agreement is not intended by the Parties to, and nothing in this Section 6.4 or otherwise in this Agreement, whether express or implied, shall, (i) constitute an amendment to any Seller Benefit Plan or any other employee benefit plan, program, policy, agreement or arrangement, (ii) create any obligation of the Parties to any Person (other than the other Parties) with respect to any employee benefit plan, program, policy, agreement or arrangement of Buyer or any of its Affiliates, (iii) confer on any Transferred Employee or any other Person (other than the Parties) any rights or remedies (including third party beneficiary rights), or (iv) alter or limit Buyer’s or Seller’s or any of their respective Subsidiaries’ ability to amend, modify, or terminate any Seller Benefit Plans or any other employee benefit plan. Section 6.5. Section 280G. At least two (2) days prior to the Closing Date, (a) Seller shall solicit a written waiver from each “disqualified individual” (within the meaning of Section 280(G)(c) of the Code) of his or her right to any and all payments or other benefits that could be deemed “parachute payments” (within the meaning of Section 280G of the Code) if such payments are not approved by Seller’s stockholders in a manner intended to satisfy the requirements of Section 280G(b)(5)(B) and any regulations thereunder (such waivers, “280G Waivers”) and (b) Seller shall solicit stockholder approval of any and all such waived payments or benefits in a manner intended to satisfy the requirements for the exemption under Section 280G(b)(5)(A)(ii) of the Code and any regulations thereunder. At least seven (7) days prior to Seller’s distribution of 280G Waivers to the “disqualified individuals” and solicitation of stockholder approval, Seller shall provide to Buyer for Buyer’s review and comment, any analysis or calculations in connection with the foregoing, and any materials to be distributed to “disqualified individuals” (including the 280G Waivers) and stockholders of Seller in connection with the foregoing. Prior to the Closing, Seller shall deliver to Buyer evidence that (i) a vote of Seller’s stockholders was solicited in accordance with the foregoing provisions of this Section 6.5 and that either (A) the requisite number of stockholder votes was obtained (the “280G Approval”), or (B) that the 280G Approval was not obtained and no excess parachute payments shall be made or (ii) that no 280G Approval was necessary.

46 Section 6.6. Certain Restrictive Covenants. (a) Confidentiality. Seller and the Seller Principal acknowledge that the businesses and the business objectives of Buyer involve the acquisition of the Purchased Assets, including confidential and proprietary information relating to the Purchased Assets and the Business, as well as the goodwill of Seller, in consideration for good and valuable consideration provided by Buyer at the Closing as described in Article II hereof, the sufficiency of which is hereby acknowledged. Seller and the Seller Principal acknowledge and agree that it would be unfair to divulge or utilize such information relating to the Business and the Purchased Assets or goodwill in competition with Buyer after the Closing Date. Therefore, from and after the Closing, none of Seller nor the Seller Principal shall not use or divulge any pricing information, marketing arrangements or strategies, internal performance statistics, personnel information, Personal Information, Intellectual Property or any other information concerning the Business, the Purchased Assets, Buyer or any of its Affiliates (“Confidential Information”); provided, however, that the covenants contained in this Section 6.6(a) shall not apply to the following: (i) information that is or becomes generally available to the public other than as a result of a disclosure by any of Seller or the Seller Principal in violation of the terms of this Section 6.6(a); (ii) information that is or becomes available to Seller or the Seller Principal from a third party who is not, to the knowledge of Seller or the Seller Principal at the time of receipt, bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligations of confidentiality to, Buyer or any of their Affiliates or any other Person with respect to such information; or (iii) information that Seller or the Seller Principal is required to disclose by judicial or administrative process or by other Requirements of Law, including as reasonably necessary in connection with any dispute relating to this Agreement, the Ancillary Agreements and the transactions contemplated thereby; provided, however, that in the case of disclosure pursuant to the foregoing clause (iii), Seller and the Seller Principal shall notify Buyer prior to such disclosure with reasonable advance notice so that Buyer and/or its Affiliates may seek, at Buyer’s sole expense, an appropriate protective order or waive compliance with the provisions of this Section 6.6(a). Notwithstanding anything to the contrary contained herein, Seller and the Seller Principal may disclose and otherwise provide information about the subject matter and the terms of this Agreement, the Ancillary Agreements and the transactions contemplated thereby to its employees, equityholders, accountants, financial or tax advisors, legal counsel and other advisors who are subject to customary obligations of confidentiality. (b) Non-Competition. In exchange for Buyer’s agreements herein, including the acquisition, directly or indirectly, of Confidential Information and business goodwill of Seller and the Purchased Assets for good and valuable consideration, each of Seller and the Seller Principal hereby agree that for a period of three (3) years after the Closing Date, none of Seller nor the Seller Principal shall engage, directly or indirectly, either as an owner, equity holder (other than as an equity holder of less than 2% percent of the issued and outstanding shares of a publicly traded company or as an equity holder of the Buyer Parties), lender or otherwise, within the United States of America, in any business activity or enterprise that engages in reverse mortgage origination. (a) Non-Solicitation of Employees. None of Seller nor the Seller Principal shall, prior to the four (4th) anniversary of the Closing Date, either directly or indirectly, for its or their own benefit or the benefit of any other Person, solicit or attempt to solicit, or induce or attempt

47 to induce, any individual who is employed by Seller immediately prior to the Closing, Buyer or any of their respective Affiliates or their successors in interest to leave his or her employment with Buyer or any of their respective Affiliates or their successors in interest, or employ or otherwise hire any such person; provided, however, that the foregoing shall not restrict Seller or Seller Principal from (i) making general advertisements of employment opportunities which are not specifically targeted at any such Person so long as Seller and Seller Principal do not hire any individual who is employed by Seller immediately prior to the Closing, Buyer or any of their respective Affiliates or their successors in interest or (ii) soliciting or hiring any such Person whose employment has been terminated by Buyer or any of its Affiliates at least twelve (12) months prior to the date of the earlier of such solicitation or hiring. For the avoidance of doubt, the continued employment by Seller of employees who do not transfer to Buyer shall not be a violation of this provision. (b) Injunctive Relief for Breach. Seller and the Seller Principal acknowledge and agree that the restrictions and covenants contained or referenced in this Section 6.6 are reasonably necessary to protect the legitimate business interests of Buyer and its Affiliates and that any violation of such restrictions may result in irreparable injury and harm to Buyer and its Affiliates or their successors in interest, for which damages may not be an adequate remedy. Seller and the Seller Principal specifically acknowledge and agree that Buyer and/or any of its Affiliates shall be entitled to seek, without limitation, injunctive relief for a breach of any restriction contained in this Section 6.6, and that none of Seller nor the Seller Principal will oppose such relief on the grounds that there exists an adequate remedy at law. (c) Enforceability. If any provision contained in this Section 6.6 shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Section 6.6, but this Section 6.6 shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. Notwithstanding the foregoing, it is the intention of the Parties that if any of the restrictions or covenants contained in this Section 6.6 is held to cover a geographic area or to be for a length of time which is not permitted by Requirements of Law, or in any way construed to be too broad or to any extent invalid, such provision shall not be construed to be null, void and of no effect, but to the extent such provision would be valid or enforceable under Requirements of Law, a court of competent jurisdiction shall construe and interpret or reform this Section 6.6 to provide for a covenant having the maximum enforceable geographic area, time period and other provisions (not greater than those contained herein) as shall be valid and enforceable under such Requirements of Law. Section 6.7. Financing. (a) During the period from the date of this Agreement until the Closing, Seller shall, and shall cause its Subsidiaries to, use reasonable best efforts to provide to Buyer all cooperation that is reasonably requested by Buyer in connection with any debt, equity or other financing of Buyer in connection with the Transactions, including for purposes of funding any payments to be made by Buyer hereunder (the “Financing”), which shall include, without limitation: (i) causing the senior officers of Seller and its Subsidiaries to participate in meetings and presentations (which meetings and presentations may be virtual or telephonic), in each case in connection with the Financing; (ii) assisting in providing information for the completion of any

48 disclosure schedules and such other information as is customarily required in connection with the arrangement of the Financing (including any loan tapes or other loan-level detail and similarly detailed information relating to the Purchased Assets, the MSR Assets and the Mortgage Loan Assets) and executing and delivering definitive financing agreements and related certificates as may be reasonably requested by Buyer and assist in facilitating the pledging of collateral of the Purchased Assets, the MSR Assets and the Mortgage Loan Assets to secure such Financing; (iii) furnishing financial statements and other financial information of Seller and its Subsidiaries; (iv) providing drafts of the Pay-off Letters and giving (by the date required under the Contracts evidencing the Indebtedness that is the subject of the Pay-off Letters) any necessary notices (including conditional notices of prepayment) to allow for the prepayment in full at the Closing of such Indebtedness; (v) providing all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and 31 C.F.R. §1010.230, as reasonably requested by Buyer; and (vi) consenting to the use of its logos in connection with the Financing; provided that such logos are used solely in a manner that is not intended to, nor reasonably likely to, harm or disparage Seller’s reputation or goodwill. (b) Notwithstanding anything in this Agreement to the contrary, in connection with the Financing, none of Seller, Seller Principal or their respective Affiliates: (i) shall be required to become subject to any obligations or liabilities (personal or otherwise) with respect to the Financing unless reimbursed in accordance with clause (c) below; (ii) shall be required to provide cooperation under this Section 6.7 that unreasonably interferes with the ongoing business of Seller and its Subsidiaries as in effect on the date hereof, or would reasonably be expected to cause (x) any representation or warranty in this Agreement to be breached or (y) any condition to Closing to fail to be satisfied; (iii) shall be required to pay any commitment or other similar fee or enter into any definitive agreement in connection with the Financing (other than the Pay-off Letters) or incur (or commit to incur) any other liability or obligation of any kind unless reimbursed in accordance with clause (c) below; (iv) shall be required to take any action that would reasonably be expected to conflict with, violate or result in any breach of or default under any organizational documents of Seller or its Subsidiaries or any applicable Requirements of Law; (v) shall be required to take any action that would reasonably be expected to subject any director, manager, officer or employee of Seller or its Subsidiaries to any actual or potential liability (personal or otherwise); (vi) shall be required to provide access to, or disclose information that would reasonably be expected to result in the loss of attorney-client privilege of, or conflict with any confidentiality obligations binding on, Seller or its Subsidiaries; or (vii) require Seller or its Subsidiaries to prepare, execute or deliver opinions of internal or external counsel. (c) Buyer shall indemnify and hold harmless the Seller, Seller Principal and their respective Affiliates and directors, officers, employees, representatives and advisors (including legal, financial and accounting advisors) from and against any and all losses suffered or incurred by them in connection with the arrangement of the Financing and any information utilized in connection therewith; provided, however, that the foregoing shall not apply to the extent that such liabilities or failure to comply arose out of or resulted from the gross negligence, bad faith or willful misconduct of Seller, Seller Principal or any of their respective Affiliates and directors, officers, employees, representatives and advisors (including legal, financial and accounting advisors). Buyer shall promptly reimburse Seller for all reasonable and documented

49 out-of-pocket costs or expenses incurred by Seller and its Subsidiaries in connection with the cooperation provided for in this Section 6.7. ARTICLE VII CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BUYER PARTIES The obligations of the Buyer Parties to consummate the Closing shall be subject to the satisfaction, or waiver, at the option of Buyer (to the extent permissible under applicable Requirements of Law), on or prior to the Closing Date, of the following conditions: Section 7.1. No Misrepresentation or Breach of Covenants and Warranties. (a) There shall not have been any failure by Seller in the performance of any of its covenants and agreements herein that shall not have been remedied or cured, other than failures to perform that are not, in the aggregate, material. (b) The Seller Fundamental Representations shall be true and correct in all but de minimis respects on the Closing Date as though made on the Closing Date, except to the extent that they expressly relate to an earlier date, in which case such representations and warranties need only be true and correct in all but de minimis respects as of such date. (c) The representations and warranties of Seller contained in this Agreement, Article VI of the MSR Purchase Agreement and Section 6.01 of the Mortgage Loan Purchase Agreement (other than the Seller Fundamental Representations) shall be true and correct in all respects (without taking into account any “material”, “Material Adverse Effect” or similar qualifiers) on the Closing Date as though made on the Closing Date, except to the extent that they expressly relate to an earlier date, in which case such representations and warranties need only be true and correct in all material respects as of such date; provided, however, that the conditions set forth in this Section 7.1(c), with respect to all representations and warranties stated therein shall be deemed satisfied unless the effect of all such failures of such representations and warranties to be true, complete and correct, taken together, has had a Material Adverse Effect. (d) There shall have been delivered to Buyer a certificate certifying as to the satisfaction of the conditions in clauses (a), (b), (b) and (c) above, dated the Closing Date, signed on behalf of Seller by a duly authorized officer of Seller. Section 7.2. Necessary Consents, Notices and Approvals. (a) The Ginnie Mae Consent shall have been received from the Ginnie Mae and delivered to Buyer and shall not contain any term or condition that could adversely affect the value of the MSR Assets to Buyer or impose any cost or obligation on Buyer not normally imposed in the ordinary course of a transfer of servicing rights. (b) Seller shall have complied with all Applicable Requirements with respect to the transfer of the Mortgage Loan Assets, including providing any required notifications. (c) Other than the CFPB Consent Orders, no Requirements of Law shall have been enacted, entered, promulgated or enforced by a Governmental Authority against Seller, the

50 Business, the Purchased Assets, the MSR Assets or the Mortgage Loan Assets that, individually or in the aggregate, would reasonably be expected to adversely impact the business, assets, operations, results of operation or financial condition of Buyer or any of its Affiliates following the Closing. Section 7.3. Antitrust Clearance. Any applicable waiting periods (and any extensions thereof) applicable to the transactions contemplated by this Agreement under the HSR Act (and any timing agreement with any Governmental Authority to delay the Closing or not to consummate the Closing entered into in connection therewith) shall have expired or otherwise been terminated. Section 7.4. No Restraint. No Requirements of Law shall have been enacted, entered, promulgated or enforced by a Governmental Authority that restrains or prohibits any material transaction contemplated hereby. Section 7.5. Material Adverse Effect. No Material Adverse Effect shall have occurred since the date of this Agreement. Section 7.6. Delivery of Ancillary Agreements. Seller shall have delivered duly executed counterparts to each of the Ancillary Agreements to which it is a party to Buyer. Section 7.7. Release of Lien on MSR Assets and Mortgage Loan Assets. On or before the Closing Date, Buyer shall have received (i) an instrument, in a form reasonably satisfactory to Buyer, evidencing the release of any lien to which the MSR Assets and Mortgage Loan Assets transferred to Buyer on the Closing Date may have been subject and (ii) authorization (subject only to the consummation of such transfer) from the applicable secured party to file a UCC-3 financing statement in a form reasonably satisfactory to Buyer, terminating any lien referred to in the foregoing clause (i). Section 7.8. No Regulatory Impediment. No Agency or regulatory authority has raised to Buyer any outstanding material objection to Buyer’s potential acquisition of the MSR Assets and Mortgage Loan Assets, which could be implicated by the consummation of the Transactions. Section 7.9. Mortgage Loan Asset Closing Documents. The Buyer shall have received in escrow, all applicable Closing Documents (as defined in the Mortgage Loan Purchase Agreement) in such form as are agreed upon and acceptable to Buyer and Seller, duly executed by all signatories other than the Buyer as required pursuant to the terms of the Mortgage Loan Purchase Agreement. Section 7.10. Pipeline Assets. Seller shall have delivered duly executed counterparts to the Pipeline Agreements. ARTICLE VIII CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER The obligations of Seller to consummate the Closing shall be subject to the satisfaction, or waiver, at the option of Seller (to the extent permissible under applicable Requirements of Law), on or prior to the Closing Date, of the following conditions:

51 Section 8.1. No Misrepresentation or Breach of Covenants and Warranties. (a) There shall not have been any failure by Buyer in the performance of any of its covenants and agreements herein that shall not have been remedied or cured, other than failures to perform that are not, in the aggregate, material. (b) The Buyer Fundamental Representations contained in this Agreement shall be true and correct in all material respects on the Closing Date as though made on the Closing Date, except to the extent that they expressly relate to an earlier date, in which case such representations and warranties need only be true and correct in all material respects as of such date. (c) The representations and warranties of Buyer contained in this Agreement (other than the Buyer Fundamental Representations) shall be true and correct in all material respects on the Closing Date as though made on the Closing Date (except to the extent that they expressly relate to an earlier date, in which case such representations and warranties need only be true and correct in all material respects as of such date); provided, however, that the conditions set forth in this Section 8.1(c), with respect to all representations and warranties stated therein shall be deemed satisfied unless the effect of all such failures of such representations and warranties to be true, complete and correct, taken together, has not had a materially adverse effect on the Buyer Parties’ ability to consummate the Transactions. (d) There shall have been delivered to Seller a certificate certifying as to the satisfaction of the conditions in clauses (a), (b) and (c) above, dated the Closing Date, signed on behalf of Buyer by a duly authorized officer of Buyer. Section 8.2. Antitrust Clearance. Any applicable waiting periods (and any extensions thereof) applicable to the transactions contemplated by this Agreement under the HSR Act (and any timing agreement with any Governmental Authority to delay the Closing or not to consummate the Closing entered into in connection therewith) shall have expired or otherwise been terminated. Section 8.3. No Restraint. No Requirements of Law shall have been enacted, entered, promulgated or enforced by a Governmental Authority that restrains or prohibits any material transaction contemplated hereby. Section 8.4. Delivery of Ancillary Agreements. Buyer shall have delivered duly executed counterparts to each of the Ancillary Agreements to which it is a party to Seller. Section 8.5. Pipeline Assets. Buyer shall have delivered duly executed counterparts to the Pipeline Agreements. ARTICLE IX INDEMNIFICATION AND OTHER POST-CLOSING LIABILITIES Section 9.1. Survival. The representations and warranties contained herein and under the MSR Purchase Agreement, Mortgage Loan Purchase Agreement and Pipeline Agreements shall survive the Closing Date and shall, along with all rights and remedies with respect to breaches or inaccuracies thereof, expire on the date that is two (2) years after the Closing Date; provided, however, that (i) the representations and warranties contained in (A) Section 3.14 (No Violation,

52 Litigation or Regulatory Action) and Section 3.16 (ERISA) of this Agreement, (B) Article V (Representations and Warranties of Seller Regarding the Mortgage Loans and Servicing Rights) of the MSR Purchase Agreement, (C) Section 6.02 (Representations and Warranties Regarding Individual Mortgage Assets) of the Mortgage Loan Purchase Agreement and (D) the Pipeline Agreements shall survive the Closing Date and shall, along with all rights and remedies with respect to breaches or inaccuracies thereof, expire on the date that is three (3) years after the Closing Date and (ii) all Seller Fundamental Representations and all Buyer Fundamental Representations shall survive the Closing Date and shall, along with all rights and remedies with respect to any breaches or inaccuracies thereof, expire the earlier of seven (7) years after the Closing Date or sixty (60) days after the expiration of the statute of limitations (including any extensions thereof) applicable to the matter giving rise to the claim with respect to such representations and warranties. An Indemnified Party’s claim for indemnification under this Article IX shall be made on or prior to the date on which the survival period for such representation and warranty expires, it being understood that good faith claims made in writing in accordance with the notice provisions hereof on or prior to such expiration date and describing the claim in reasonable detail shall survive such expiration date and claims first made after such expiration date shall be barred. The right of any Person to indemnification, payment, reimbursement or other remedy based upon breaches of any representations and warranties set forth in this Agreement, the MSR Purchase Agreement or the Mortgage Loan Purchase Agreement shall not be affected by any investigation conducted with respect to, or any knowledge of any Person acquired at any time, whether before or after the execution and delivery of this Agreement, the MSR Purchase Agreement or the Mortgage Loan Purchase Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with any such representation or warranty. Section 9.2. Indemnification by Seller. (a) Indemnification for MSR Purchase Agreement Matters. From and after the Closing, subject to the limitations set forth in this Article IX, Seller agrees to indemnify Buyer and its Affiliates, and its directors, managers, officers, employees, agents and representatives (the “Buyer Indemnified Parties”) from and against any and all Loan Losses paid, suffered or incurred by any Buyer Indemnified Party in connection with or arising from: (i) any inaccuracy in or breach of any representation and warranty of Seller contained in the MSR Purchase Agreement or the Ancillary Agreements delivered in connection therewith; (ii) any breach by Seller of, or failure by Seller to perform, any of its covenants or obligations contained in the MSR Purchase Agreement; (iii) (A) any act, error, omission, failure or alleged failure by Seller or any subservicer, originator, prior servicer or other Person in connection with or relating to the origination, pooling, sale or servicing any of the MSR Assets (including the related mortgage loans) prior to the Closing Date, (B) any failure to comply with Applicable Requirements with respect to any of the MSR Assets (including the related mortgage loans) prior to the Closing Date (including improper action or failure to act when required to do so or any failure to oversee any subservicer) or (C) any Agency-imposed fees and/or penalties related to a failure to comply with Agency requirements during the period prior to the Closing Date;

53 (iv) any act or omission of Buyer or its subservicer on or after the Closing Date arising out of the continuation of Seller’s (A) escrow practices in connection with the Servicing Rights, before the earlier of the first anniversary of the Closing Date and Buyer’s completion of its first escrow analysis of the Servicing Rights following the Closing Date as required under Applicable Requirements or (B) Mortgage Interest Rate adjustment practices in connection with the Servicing Rights, before the date of the next scheduled interest rate adjustment, in each case to the extent Seller’s practices violated Applicable Requirements; (v) any litigation or regulatory action arising from or relating to fraud taking place in connection with the origination of any MSR Assets; (vi) any Assignment Losses, DBI Losses, Title Losses or any other Curtailment Losses; (vii) the failure of any (A) MSR Asset identified by Seller as a Poolable Tail pursuant to the MSR Purchase Agreement to be eligible to be securitized as a Participation in a home equity conversion mortgage-backed security or (B) pool of HECM Loans related to the MSR Assets to be initially certified, finally certified and/or re-certified, as applicable, in accordance with Applicable Requirements; (viii) any Impaired Asset Losses; and (ix) the amount of any Repurchase Price for each MSR Asset as to which any of the events specified in clauses (i) through (vii) above has occurred (including all pooled Participations relating to such MSR Asset), irrespective of the Agency’s actual knowledge thereof, and a Buyer Indemnified Party was required to repurchase the related Mortgage Loan from the related Agency (or the related Loan Losses, to the extent a Buyer Indemnified Party was required to enter into an indemnification agreement with the related Agency with respect to the related Mortgage Loan in lieu of repurchase) minus the disposition proceeds to the extent available (whether through liquidation, sale or otherwise) and received by the Buyer Indemnified Parties in respect of the related Mortgage Loan. Any capitalized terms used in this Section 9.2(a) but not defined in this Agreement shall have the meanings ascribed thereto in the MSR Purchase Agreement. (b) Indemnification for Mortgage Loan Purchase Agreement Matters and Pipeline Agreements. From and after the Closing, subject to the limitations set forth in this Article IX, Seller agrees to indemnify the Buyer Indemnified Parties from and against any and all Loan Losses paid, suffered or incurred by any Buyer Indemnified Party in connection with or arising from: (i) any inaccuracy in or breach of any representation and warranty of Seller contained in the Mortgage Loan Purchase Agreement, the Pipeline Agreements or the Ancillary Agreements delivered in connection therewith; and (ii) any breach by Seller of, or failure by Seller to perform, any of its covenants or obligations contained in the Mortgage Loan Purchase Agreement or the Pipeline Agreements;

54 (iii) (A) any act, error, omission, failure or alleged failure by Seller or any subservicer, originator, prior servicer or other Person acts or omissions related to the origination, sale or servicing of the Mortgage Loans Assets or Pipeline Assets prior to the Closing Date, (B) any failure to comply with Applicable Requirements with respect to any of the Mortgage Loan Assets prior to the Closing Date, in violation of Applicable Requirements, including any failure to service in accordance with HUD HECM Guidelines, any improper action or failure to act when required to do so or any failure to oversee any subservicer and (C) any Agency-imposed fees and/or penalties related to a failure to comply with Agency requirements during the period prior to the Closing Date; (iv) any missing, incomplete or defective documents that are required to be delivered to Buyer or its custodian pursuant to the Mortgage Loan Purchase Agreement or the Pipeline Agreements; (v) any and all items listed on any disclosure schedule to the Mortgage Loan Purchase Agreement or the Pipeline Agreements or otherwise stated as an exception to Seller’s representations and warranties in the Mortgage Loan Purchase Agreement or the Pipeline Agreements; (vi) any Agency-imposed fees and/or penalties related to a failure to comply with Agency requirements during the period prior to the Closing Date arising from the failure to originate or service the related Mortgage Loan Assets or Pipeline Assets in accordance with Applicable Requirements during the period prior to the Closing Date or the related sale date, as applicable; and (vii) the failure of the Seller to interim service and administer the Mortgage Loans Assets in compliance with the terms of the Mortgage Loan Purchase Agreement or the Pipeline Agreements, as applicable. Any capitalized terms used in this Section 9.2(b) but not defined in this Agreement shall have the meanings ascribed thereto in the Mortgage Loan Purchase Agreement. (c) Indemnification for Asset Purchase Agreement Matters. From and after the Closing, subject to the limitations set forth in this Article IX, Seller agrees to indemnify the Buyer Indemnified Parties from and against any and all Losses paid, suffered or incurred by any Buyer Indemnified Party in connection with or arising from: (i) any inaccuracy in or breach of any representation and warranty of Seller contained in this Agreement or the Ancillary Agreements delivered in connection herewith; (ii) any breach by Seller of, or failure by Seller to perform, any of its covenants or obligations contained in this Agreement; (iii) any of the Excluded Liabilities or Excluded Assets; (iv) without duplication of clause (iii), any Taxes of Seller and its Subsidiaries; and

55 (v) without duplication of clause (iii), any Taxes of the Business or with respect to the Purchased Assets, in each case, that is attributable to any Pre-Closing Tax Period. (d) Mechanics for Recovery by Buyer Indemnified Parties. Other than in respect of Fraud, the sole and exclusive remedy for any inaccuracy or breach of any representation, warranty, covenant, obligation or other agreement contained in this Agreement, the MSR Purchase and Sale Agreement, the Mortgage Loan Purchase Agreement, the Pipeline Agreements or any Ancillary Agreement shall be indemnification in accordance with this Article IX and no Person will have any other entitlement, remedy or recourse, whether in contract, tort or otherwise for any Loan Losses or Losses, as applicable, actually indemnifiable under this Article IX. Indemnification by Seller under this Article IX shall be applied in the following order with respect to each claim of Loan Loss or Loss, as applicable, until such claim is satisfied or a limitation on such claim pursuant to Section 9.7 applies: (i) first, the Indemnity Holdback Amount shall be reduced by the amount of the Loan Losses or Losses, as applicable, actually indemnifiable for such claim, until the Remaining Indemnity Holdback Amount is equal to zero (0); (ii) second, Seller shall forfeit, and FOAEC (or, as applicable, FOA) shall cancel, such number of FOAEC Units (or equivalent number of shares of FOA Class A Common Stock into which such FOAEC Units are exchangeable pursuant to the Exchange Agreement) equal to (A) the Indemnity Holdback Units multiplied by (B) (1) the amount of such Loan Losses or Losses, as applicable, actually indemnifiable for such claim (net of the amount by which the Indemnity Holdback Amount was reduced in respect of such Loan Losses or Losses, as applicable, pursuant to the foregoing clause (i)) divided by (2) the original Indemnity Holdback Amount (prior to any reductions thereof under this Section 9.2(d)) (which number of FOAEC Units may, for the avoidance of doubt, exceed the number of Indemnity Holdback Units); and (iii) third, solely with respect to Fraud, Seller shall pay the remaining amount of any such Loan Losses or Losses, as applicable, in cash. Each of the Parties agrees to execute and deliver such instruments, and take such other actions, as may be reasonably necessary to give effect to the foregoing. (e) Release of Indemnity Holdback. (i) Within 10 days of the later to occur of (A) the date that is two (2) years after the Closing Date and (B) the satisfaction of the Control Condition, FOAEC shall issue to Seller such number of FOAEC Units equal to the excess of the Remaining Indemnity Holdback Units, if any, over the Remaining Indemnity Holdback Unit Threshold. (ii) Within 10 days of the later to occur of (A) the date that is three (3) years after the Closing Date and (B) the satisfaction of the Control Condition, FOAEC shall issue to Seller such number of FOAEC Units equal to the Remaining Indemnity Holdback Units, if any, net of any FOAEC Units issued to Seller pursuant to Section 9.2(e)(i). (iii) Notwithstanding anything to the contrary set forth herein or otherwise, FOAEC may deduct from the Remaining Indemnity Holdback Amount for purposes of

56 determining the amount of FOAEC Units to be issued under Section 9.2(e)(i) and Section 9.2(e)(ii) the amount of any pending claims pursued in good faith by a Buyer Indemnified Party under this Section 9.2. If any FOAEC Units were withheld from issuance pursuant to the immediately preceding sentence, upon final resolution of the applicable claim in accordance with this Agreement, if the final amount of the Loan Losses or Losses, as applicable, indemnifiable by Seller with respect to such claim is less than the amount withheld or deducted, as applicable, FOAEC shall issue or deliver FOAEC Units in respect of the difference between the amount withheld or deducted, as applicable, and the actual amount of such Loan Losses or Losses, as applicable, indemnifiable by Seller with respect to such claim. (iv) For the avoidance of doubt, the issuance of FOAEC Units shall not limit the ability of the Buyer Indemnified Parties to seek indemnity under, and subject to the limitations set forth in, this Article IX. Section 9.3. Indemnification by Buyer. (a) From and after the Closing, Buyer agrees to indemnify Seller and its Affiliates, and its and their directors, managers, officers, employees, agents and representatives (the “Seller Indemnified Parties”) from and against any and all Losses incurred by any Seller Indemnified Party in connection with or arising from: (i) any inaccuracy in or breach of any representation and warranty of Buyer contained in this Agreement, the MSR Purchase Agreement, the Mortgage Loan Purchase Agreement, the Pipeline Agreements or the Ancillary Agreements; and (ii) any breach by the Buyer Parties of, or failure by the Buyer Parties to perform, any of its covenants and obligations contained in this Agreement, the MSR Purchase Agreement, the Mortgage Loan Purchase Agreement or the Pipeline Agreements; and (iii) any of the Assumed Liabilities, Purchased Assets, the MSR Liabilities or the Pipeline Liabilities; provided that the Buyer shall not be required to indemnify the Seller Indemnified Parties for any Losses for which the Buyer Indemnified Parties are entitled to be indemnified pursuant to Section 9.2. Section 9.4. Notice of Claims. In the event that a Buyer Indemnified Party or a Seller Indemnified Party, as applicable, are seeking indemnification hereunder (the “Indemnified Party”) against Seller or Buyer, as applicable (the “Indemnitor”), in connection with a claim that does not involve a Third Party Claim, the Indemnified Party shall promptly deliver to the Indemnitor a notice of such claim setting forth in reasonable detail the facts giving rise to such claim (to the extent known by the Indemnified Party) and the amount or estimated amount (to the extent reasonably estimable) of Loan Losses or Losses, as applicable, arising out of, involving or otherwise in respect of such claim and shall include a reference to the provision of this Agreement, the MSR Purchase Agreement, the Mortgage Loan Purchase Agreement, the Pipeline Agreements or any other agreement, document or instrument executed hereunder or in connection herewith upon which such claim is based. The failure to give notice as provided in this Section 9.4 shall not relieve the Indemnitor of its obligations hereunder except to the extent it shall have been materially prejudiced as a result of such failure.

57 Section 9.5. Determination of Amount; Satisfaction. For purposes of determining whether there has been a breach of a representation or warranty under this Agreement, the MSR Purchase Agreement or the Mortgage Loan Purchase Agreement and for the purposes of determining the amount of any Loan Losses or Losses, as applicable, that are indemnifiable under this Article IX, each representation and warranty under this Agreement, the MSR Purchase Agreement, the Mortgage Loan Purchase Agreement or the Pipeline Agreements shall be read without giving effect to any “materiality” qualifiers (including “Material Adverse Effect”) contained therein, except for references to such materiality qualifiers (a) in Section 3.6 (Operations Since the Balance Sheet Date) and (b) for purposes of determining the items required to be listed in any Schedules attached to this Agreement, the MSR Purchase Agreement, the Mortgage Loan Purchase Agreement or the Pipeline Agreements. For purposes of determining whether there has been a breach of a representation or warranty under Article V of the MSR Purchase Agreement or Exhibits 5-A, 5-B and 5-C of the Mortgage Loan Purchase Agreement and for the purposes of determining the amount of any Loan Losses or Losses, as applicable, that are indemnifiable under this Article IX with respect to such breaches, each representation and warranty under the MSR Purchase Agreement and the Mortgage Loan Purchase Agreement shall be read without (x) any qualifications concerning knowledge (including any reference to “the Seller’s knowledge,” “the best of Seller’s knowledge,” or any other terms similar thereto) and (y) any exceptions to such representations and warranties in a disclosure schedule attached thereto, or otherwise stated as an exception to Seller’s representations and warranties. The amount of any Loan Losses or Losses, as applicable, payable in accordance with this Article IX shall be calculated net of any third-party insurance, indemnification or other proceeds that have actually been recovered by the Indemnified Party under any insurance policy or other contract, agreement or undertaking in connection with the facts giving rise to the right of indemnification (net of any applicable collection costs and reserves, deductibles, premium adjustments and retrospectively rated premiums), it being understood that an Indemnified Party shall not be obligated to obtain or maintain any type of insurance coverage. Any amounts payable pursuant to this Article IX shall be paid without duplication, and in no event shall any Person be indemnified under different provisions of this Agreement for the same Loss. Notwithstanding anything to the contrary herein, each Indemnified Party shall use their respective commercially reasonable efforts to pursue all the rights and remedies available thereto to mitigate all Losses and Loan Losses as required by Law for which indemnification is, or may be, available under Section 9.2(c) or Section 9.3. For the avoidance of doubt, such duty to mitigate shall include using commercially reasonable efforts to make a claim against all available insurance proceeds that actually covers such Loss or Loan Loss. Section 9.6. Third Party Claims. (a) Any Party seeking indemnification provided for under this Agreement in respect of, arising out of or involving a claim or demand made by any third Person against the Indemnified Party (a “Third Party Claim”) shall promptly notify the Indemnitor in writing of such Third Party Claim setting forth in reasonable detail the facts giving rise to such Third Party Claim (to the extent known by the Indemnified Party) and the amount or estimated amount (to the extent reasonably estimable) of Loan Losses or Losses, as applicable, arising out of, involving or otherwise in respect of such Third Party Claim and shall include a reference to the provision of this Agreement or any other agreement, document or instrument executed hereunder or in connection herewith upon which such Third Party Claim is based. Thereafter, the Indemnified Party shall promptly deliver to the Indemnitor copies of all notices and documents (including court

58 papers) received by the Indemnified Party relating to the Third Party Claim. The failure to give notice as provided in this Section 9.6 shall not relieve the Indemnitor of its obligations hereunder except to the extent it shall have been materially prejudiced as a result of such failure. (b) In the event of the initiation of any Action against the Indemnified Party in connection with a Third Party Claim, the Indemnitor may, within ten (10) days after receipt of such notice and upon notice to the Indemnified Party, assume, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnitor, the settlement or defense thereof (in which case any Loan Losses or Losses, as applicable, associated therewith shall be the sole responsibility of the Indemnitor); provided, that the Indemnified Party may participate in such settlement or defense through counsel chosen by it at its sole expense, and provided, further, that the Indemnitor shall not be entitled to assume or continue control of the defense of any Third Party Claim if (i) the Third Party Claim relates to or arises in connection with any criminal Action or any Action by a Governmental Authority, (ii) the Third Party Claim seeks an injunction or equitable relief against any Indemnified Party, (iii) the Third Party Claim would reasonably be expected to have a material adverse effect on Buyer, (iv) the Indemnified Party is advised by legal counsel that the interests of the Indemnitor and the Indemnified Party with respect to such claim are in conflict with one another and, as a result, the Indemnitor could not adequately represent the interests of the Indemnified Party in such claim, (v) the Indemnitor has failed or is failing to defend in good faith the Third Party Claim, or (vi) the Indemnitor has not acknowledged in writing that such Third Party Claim is subject to, and the Indemnified Party is entitled to, indemnification pursuant to this Article IX and that the Indemnitor will satisfy such claim in full in accordance with the terms hereof. (c) In the case of any assumption of a defense, negotiation or settlement of any Action, claim or demand pursuant to Section 9.6(b), each of the Parties agrees to reasonably cooperate with the other Party in connection with such defense, negotiation or settlement and to make available to the other Party all witnesses, pertinent records, materials and information in such Party’s possession or under such Party’s control relating thereto as is reasonably required by the other Party; provided, however, that prior to providing such records, materials and information, such other Party shall enter into a customary confidentiality agreement with respect thereto. To the extent the Indemnitor elects not to defend such Action, claim or demand, and the Indemnified Party defends against or otherwise deals with any such Action, claim or demand, the Indemnified Party may retain counsel, at the expense of the Indemnitor, and control the defense of such Action, claim or demand. The Indemnitor may not settle any such Action, claim or demand which settlement obligates the Indemnified Party to pay money, to perform obligations or to admit liability without the written consent of the Indemnified Party. After any final judgment or award shall have been rendered by a Governmental Authority of competent jurisdiction and the time in which to appeal therefrom has expired, or a settlement shall have been consummated, or the Indemnified Party and the Indemnitor shall arrive at a mutually binding agreement with respect to each separate matter alleged to be indemnified by the Indemnitor hereunder, the Indemnified Party shall forward to the Indemnitor notice of any sums due and owing by it with respect to such matter, and the Indemnitor shall pay all of the sums so owing to the Indemnified Party by wire transfer, certified or bank cashier’s check within five (5) Business Days after the date of such notice.

59 Section 9.7. Limitations. (a) Seller Indemnification for MSR Purchase Agreement Matters. The Buyer Indemnified Parties shall not be entitled to recover (i) Assignment Losses in excess of $1,500,000; (ii) DBI Losses in excess of $5,000,000; (iii) Title Losses in excess of $4,000,000; or (iv) Losses pursuant to Section 9.2(a) (other than Assignment Losses, DBI Losses, Title Losses or pursuant to Section 9.2(a)(ix)) in excess of $7,000,000; provided, that, with respect to Assignment Timeframe Failures, DBI Failures, and Title Timeframe Failures, the Buyer Indemnified Party shall have provided prompt written notice of the discovery thereof, given the Seller (at Seller’s option) the reasonable opportunity to cure or mitigate such Assignment Timeframe Failure, DBI Failure or Title Timeframe Failure and, after the Seller has attempted to so cure or mitigate or has chosen not to so cure or mitigate, shall have undertaken commercially reasonable efforts to fully mitigate potential Loan Losses or Losses, as applicable, arising therefrom; provided, further, that no failure of Buyer to comply with the requirements of this Section 9.7(a) shall limit the liability of Seller except to the extent it has actually prejudiced Seller’s ability to reduce its indemnification payments hereunder. (b) Seller Representations and Warranties. Any right of Buyer to indemnification pursuant to Section 9.2(a)(i) or Section 9.2(c)(i) (in each case, other than with respect to Seller Fundamental Representations) shall not apply to any claims made thereunder (in each case, other than with respect to Seller Fundamental Representations) until the aggregate amount of all such claims totals $1,000,000 (the “Basket”); provided that in the event that the aggregate amount all of such claims exceeds the Basket, Seller shall only be responsible for the amount of such Loan Losses or Losses, as applicable, in excess of the Basket. The aggregate amount payable in respect of indemnification by Seller pursuant to Section 9.2(a)(i) or Section 9.2(c)(i) (in each case, other than with respect to Seller Fundamental Representations) shall be limited to an amount that is equal to the Indemnity Holdback Amount (the “Reps and Warranties Cap”). For the avoidance of doubt, the Basket and the Reps and Warranties Cap shall not apply to claims made pursuant to Section 9.2(a)(i) with respect to Seller Fundamental Representations or Section 9.2(c)(i) with respect to Seller Fundamental Representations. (c) Seller Cap. The aggregate amount payable in respect of indemnification by Seller pursuant to this Agreement (other than for Fraud) shall be limited to the Equity Consideration (the “Cap”). (d) Buyer Representations and Warranties. Any right of Seller to indemnification pursuant to Section 9.3(a)(i) (other than with respect to Buyer Fundamental Representations) shall not apply to any claims made thereunder (other than with respect to Buyer Fundamental Representations) until the aggregate amount of all such claims totals the Basket; provided that in the event that the aggregate amount all of such claims exceeds the Basket, Buyer shall be responsible for the entire amount of such claims. The aggregate amount payable in respect of indemnification by Buyer pursuant to Section 9.3(a)(i) (other than with respect to Buyer Fundamental Representations) shall be limited to the Reps and Warranties Cap. For the avoidance of doubt, the Basket and the Reps and Warranties Cap shall not apply to claims made pursuant to Section 9.3(a)(i) with respect to Buyer Fundamental Representations.

60 (e) Buyer Cap. The aggregate amount payable in respect of indemnification by Buyer pursuant to this Agreement shall be limited to the Cap. (f) Notwithstanding anything to the contrary set forth in this Agreement, the foregoing limitations on indemnification under this Section 9.7 shall not apply to claims (i) in the case of indemnification by Seller, based upon Fraud or made under Section 9.2(a)(ix) (irrespective of whether the Loan Losses indemnified thereunder may constitute an Assignment Loss, DBI Loss or Title Loss or otherwise) or (ii) in the case of indemnification by Buyer, based upon Fraud. Section 9.8. Definitions relating to Indemnification for MSR Purchase Agreement Matters. Any capitalized terms used in this Section 9.8 but not defined in this Agreement shall have the meanings ascribed thereto in the MSR Purchase Agreement. For purposes of this Article IX, the following terms have the meanings specified or referred to in this Section 9.8 and shall be equally applicable to both the singular and plural forms: (a) “Assignment Losses” means any Loan Losses incurred as a direct result of an Assignment Timeframe Failure occurring after the Closing Date. (b) “Assignment Timeframe Failure” means, with respect to any HECM Loan that is eligible for assignment to HUD in accordance with applicable FHA Regulations, any inability of Buyer in respect of such HECM Loan to meet after the Closing Date for such HECM Loan any FHA Timeframe in compliance with applicable FHA Regulations to assign such HECM Loan to HUD prior to such HECM Loan’s unpaid principal balance exceeding 100% of the related maximum claim amount, to the extent directly caused by missing or incorrect information or documents, failure to provide information or documents in a timely manner, or failure to service such HECM Loan in accordance with Applicable Requirements prior to the MSR Transfer Date. (c) “Curtailment Event” means, with respect to any HECM Loan, either (i) the failure of Seller or any prior servicer (or other responsible party) in respect of such HECM Loan to meet any one of the applicable requirements set forth in (a) 24 C.F.R. 206.129(d)(2)(iii) and related FHA Regulations in compliance with the Curtailment Event Timeframes, or (b) any other FHA Regulation the violation of which results in a reduction of the amount of eligible mortgage insurance proceeds in respect a claim to FHA pertaining to such HECM Loan, or (ii) as of the Closing Date, the deadline to meet any one of the applicable requirements set forth in 24 C.F.R. 206.129(d)(2)(iii) and related FHA Regulations falls less than sixty (60) days after the MSR Transfer Date. (d) “Curtailment Event Timeframe” means any one of the applicable timeframes including any timeframe the failure of which to meet results in a change in the amount of the related FHA Insurance claim, set forth in 24 C.F.R. 206.125 or 24 C.F.R. 206.127. (e) “Curtailment Losses” means any Loan Losses caused by Curtailment Events, including, for the avoidance of doubt, any future Loan Losses that will be incurred upon any HECM Loan being moved to “due and payable” status following the Closing Date. (f) “DBI Losses” means any Loan Losses (including without limitation diminution in the interest allowance in respect of an FHA Insurance claim pursuant to 24 C.F.R. 206.129(d)(2)(iii)) incurred as a direct result of a DBI Timeframe Failure.

61 (g) “DBI Timeframe Failure” means, with respect to any HECM Loan, the failure of Seller or any prior servicer (or other responsible party) in respect of such HECM Loan to meet prior to the Closing Date for such HECM Loan any FHA Timeframe in compliance with applicable FHA Regulations; provided, that with respect to the period prior to the Closing Date, such failure shall not constitute a failure hereunder if it arises directly from the Seller not having timely received a death notice related to a Mortgagor and is not otherwise covered for such loss by their sub-servicer. (h) “FHA Timeframe” means any timeframe under the FHA Regulations the failure of which to meet results in a change in the amount of the related FHA Insurance claim, set forth in 24 C.F.R. 206.125 or 24 C.F.R. 206.127. (i) “HUD Handbook” means the HUD Home Equity Conversion Mortgage Handbook 4235.1 Rev-1 and any subsequent revisions thereto. (j) “HUD HECM Guidelines” means the regulations promulgated by HUD under the National Housing Act, codified in 24 Code of Federal Regulations, and other HUD guidance relating to the Mortgage Assets, in each case, as may be amended from time to time, and including, without limitation, the HUD HECM Mortgagee Letters. (k) “HUD HECM Mortgagee Letters” means the letters published by HUD from time to time that, among other things, provide for the implementation and interpretation of, and describe policy matters relating to, the HECM Program and the HUD Handbook. (l) “Impaired Asset Loss” means Loan Losses attributable to (i) a reduction in proceeds of, or cancellation of, or failure to obtain or maintain, FHA Insurance, including as a result of any such indemnification agreement, in each case arising out of facts or circumstances occurring prior to the Closing Date (an “Impaired Asset”) or (ii) the inability of Buyer to file a claim for FHA Insurance with HUD in respect of any such Impaired Asset. (m) “Repurchase Price” means, with respect to each MSR Asset and the related date of determination, an amount equal to (i) the total amount of funds that Buyer is required to pay the related Agency for the repurchase of the related Mortgage Loan, plus (ii) any Advances that have been capitalized into the unpaid principal balance of the related Mortgage Loan but were not part of the unpaid principal balance used to calculate the price paid to the related Agency in clause (i), plus (iii) any Advances that have not been capitalized into the unpaid principal balance of the related Mortgage Loan, plus (iv) the portion of the Consideration paid on the Sale Date allocated to such MSR Asset, plus (v) reasonable out of pocket costs and expenses incurred by Buyer to repurchase the related Mortgage Loan from the related Agency, minus (vi) all collections on the related Mortgage Loan that have been retained by Buyer. (n) “Title Losses” means any Loan Losses (including, without limitation diminution in the interest allowance in respect of an FHA Insurance claim pursuant to 24 C.F.R. 206.129(d)(2)(iii)) incurred as a direct result of (i) a Title Timeframe Failure, (ii) any other title defects in existence or arising on or before the MSR Transfer Date due to the failure of the Seller or any prior servicer to service the Mortgage Loans in accordance with Applicable Requirements.

62 (o) “Title Timeframe Failure” means, with respect to any HECM Loan that is eligible for any claim to HUD in accordance with applicable FHA Regulations, any inability of Buyer in respect of such HECM Loan to meet after the Closing Date for such HECM Loan any FHA Timeframe in compliance with applicable FHA Regulations to the extent directly caused by title defects that existed prior to the Closing Date (it being understood that the deadline for purposes of meeting the FHA Timeframe related to assignment claims occurs prior to the related HECM Loan’s unpaid principal balance exceeding 100% of its maximum claim amount). Section 9.9. Liability Funding. (a) Not later than three (3) Business Days prior to the beginning of each calendar month following the Closing Date and from time to time during any given calendar month (but not more than two (2) additional times per calendar month), Seller shall deliver to Buyer statement consisting of (i) a schedule of the expenses incurred for the period from the later of the Closing Date or the date of the last Reimbursement Funding Request (as defined below) (each such period a “Reimbursement Request Period”) in respect of any Retained Assets and Retained Liabilities, (ii) any unsatisfied Buyer Severance Amount, (iii) Seller’s good faith estimate of the projected expenses for the next Reimbursement Request Period (which shall be no longer than one calendar month) in respect of any Retained Assets or Retained Liabilities, and (v) a calculation of Seller’s cash requirements from Buyer in respect of the items in clauses (i) through (iii) for the next Reimbursement Request Period, in each case together with reasonably detailed supporting documentation (a “Reimbursement Funding Request”). (b) Subject to Section 9.9(c), within five (5) Business Days following receipt of by Buyer of a Reimbursement Funding Request, Buyer shall wire to Seller the amount requested in the applicable Reimbursement Funding Request in immediately available funds; provided that, notwithstanding anything to the contrary set forth in this Agreement, Buyer shall have no obligation to reimburse Seller for any Losses incurred by Seller in connection with a Retained Asset or Retained Liability as a result of (i) any action taken by Seller without Buyer’s prior written consent or (ii) as a result of a failure to take action by Seller in contravention of Buyer’s prior written instructions (other than, in each case, (x) any actions required to be taken pursuant to a Contract that is a Retained Asset that are not in contravention with Buyer’s prior written instruction (which instruction was not in violation of applicable Requirements of Law or to wilfully breach such Contract) and (y) as required by applicable Requirements of Law following written notice by Seller to Buyer that it believes in good faith that it is required to take such action or not take an action in order to comply with applicable Requirements of Law and coordinating in good faith with Buyer to agree upon a mutually agreeable alternative). (c) If Buyer in good faith disputes the amount set forth in any Reimbursement Funding Request, it may submit a notice of such disagreement to Seller within three (3) Business Days of receipt of such disputed Reimbursement Funding Request, following which the Parties shall work in good faith to resolve any such dispute; provided that, Buyer shall promptly fund any undisputed amounts as set forth in the preceding sentence. If the Parties are unable to resolve such a dispute, they shall submit the matter to a mutually agreed upon nationally recognized accounting firm for resolution. The accounting firm shall base its determination solely on the written submissions of the Parties and shall not conduct an independent investigation. Such report shall be final and binding upon the Seller and the Buyer Parties. Buyer, on the one hand, and Seller, on the

63 other hand, shall each pay their own fees and expenses; provided that the fees, costs and expenses of such accounting firm shall be allocated to and borne by Buyer and Seller based on the inverse of the percentage that the accounting firm determination (before such allocation) bears to the total amount of the total items in dispute as originally submitted to the accounting firm. (d) For the avoidance of doubt, Buyer’s funding obligations pursuant hereto shall not require Buyer to take any action or perform any obligation under or with respect to any Retained Asset or Retained Liability (including the performance of any covenant or agreement under any Contract that is a Retained Asset) other than making the payments to Seller as contemplated hereby. Section 9.10. Litigation Liabilities. (a) Any Litigation Liabilities incurred by Seller and its Subsidiaries shall be borne by the Parties as follows: (i) with respect to the first $2,100,000 of such Litigation Liabilities, Buyer shall reimburse Seller for the amount of such Litigation Liabilities; (ii) with respect to the next $2,900,000 of such Litigation Liabilities, Buyer shall reimburse Seller for the amount of such Litigation Liabilities and the Indemnity Holdback Amount shall be reduced by the amount of such Litigation Liabilities; and (iii) thereafter, all such Litigation Liabilities shall be borne solely by Seller. (b) Buyer’s obligations to make any payments pursuant to this Section 9.10 shall terminate on the date that is three (3) years following the Closing Date, other than with respect to any pending claims for reimbursement of Litigation Liabilities pursued in good faith by Seller under this Section 9.10 as of such date; provided that FOAEC may deduct from the Remaining Indemnity Holdback Amount for purposes of determining the amount of FOAEC Units to be issued under Section 9.2(e)(ii) the amount of any such pending claims for reimbursement of Litigation Liabilities. For the avoidance of doubt, in no event shall Buyer be obligated to make payments to Seller in excess of $5,000,000 in the aggregate under this Section 9.10. (c) Following the Closing Date and from time to time (but not more than two (2) times per calendar month), Seller shall deliver to Buyer statement consisting of Litigation Liabilities incurred for the period from the later of the Closing Date or the date of the last Litigation Funding Request (as defined below) (each such period a “Litigation Request Period”) together with reasonably detailed supporting documentation (a “Litigation Funding Request”). (d) Subject to Section 9.10(e), within five (5) Business Days following receipt of by Buyer of a Litigation Funding Request, Buyer shall wire to Seller the amount requested in the applicable Litigation Funding Request in immediately available funds. (e) If Buyer in good faith disputes the amount set forth in any Litigation Funding Request, it may submit a notice of such disagreement to Seller within three (3) Business Days of receipt of such disputed Litigation Funding Request, following which the Parties shall

64 work in good faith to resolve any such dispute; provided that, Buyer shall promptly fund any undisputed amounts as set forth in the preceding sentence. (f) Notwithstanding anything to the contrary herein, the Seller Parties’ obligations to indemnify the Buyer Parties in respect of Litigation Losses arising from the matters set forth on Schedule 3.14(b) shall terminate on the date that is three (3) years following the Closing Date, other than with respect to any pending claims for indemnification pursued in good faith by Buyer under this Article IX as of such date. ARTICLE X TERMINATION Section 10.1. Termination. Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated at any time prior to the Closing Date: (a) by the mutual written consent of Buyer and Seller; (b) by Buyer if Seller has breached any of its representations, warranties, covenants or agreements contained in this Agreement and such breach would give rise to the failure of a condition set forth in Article VII and cannot be or has not been cured by the earlier of (i) thirty (30) days after written notice thereof is given to Seller and (ii) the Termination Date as the same may be extended pursuant to Section 10.1(e); provided, that Buyer is not then in material breach of this Agreement; (c) by Seller if Buyer has breached any of its representations, warranties, covenants or agreements contained in this Agreement and such breach would give rise to the failure of a condition set forth in Article VIII and cannot be or has not been cured by the earlier of (i) thirty (30) days after written notice thereof is given to Seller and (ii) the Termination Date as the same may be extended pursuant to Section 10.1(e); provided, that Seller is not then in material breach of this Agreement; (d) by Buyer or Seller if any Governmental Authority shall have issued a final and non-appealable order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the consummation of the Transactions; or (e) by Buyer or Seller if the Closing shall not have occurred on or before April 6, 2023 (the “Termination Date”); provided, that if the conditions set forth in Section 7.3 and Section 8.2 have not been satisfied or waived on or prior to the Termination Date (taking into account any extensions thereof pursuant to this proviso) but all other conditions set forth in Article VII and Article VIII have been satisfied or waived (except for those conditions that by their nature are to be satisfied at the Closing, but subject to such conditions being capable of being satisfied as of the Termination Date (taking into account any extensions thereof pursuant to this proviso)), the Termination Date may be extended from time to time (and on multiple occasions) by Buyer to a time and date not later than December 6, 2023 by providing notice thereof to Seller prior to the Termination Date (taking into account any extensions thereof pursuant to this proviso) and such date designated by Buyer in such notice shall, unless further extended, be the “Termination Date”

65 for all purposes under this Agreement; provided, however, that the right to terminate this Agreement pursuant to this Section 10.1(e) shall not be available to any Party whose actions, or failure to act, or whose breach of its obligations contained in this Agreement has been the cause of, or resulted in, the failure of the Closing to have occurred on or prior to the Termination Date; provided, further, that the previous proviso shall not apply to a termination by Buyer pursuant to this Section 10.1(e) in the event the conditions set forth in Section 7.3 and Section 8.2 have not been satisfied or waived on or prior to the Termination Date. Notwithstanding anything to the contrary in this Agreement, in the event the Termination Date is extended past April 6, 2023 by Buyer pursuant to the foregoing and at such time as the Buyer is no longer seeking in good faith to satisfy the conditions set forth in Section 7.3 and Section 8.2, Seller and its Subsidiaries shall not be required to comply with their obligations under Section 5.4 from and after such time. Section 10.2. Notice of Termination. Any Party desiring to terminate this Agreement pursuant to Section 10.1 shall give written notice of such termination to the other Parties. Section 10.3. Effect of Termination. If this Agreement shall be terminated pursuant to this Article X, all further obligations of the Parties under this Agreement (other than those obligations in Article XI) shall be terminated without further liability of any Party to the other; provided, however, that nothing herein shall relieve any Party from liability for Fraud. ARTICLE XI GENERAL PROVISIONS Section 11.1. No Public Announcement. Neither Party shall, nor shall such Party permit any of its Affiliates to, without the approval of the other Party (including as to the content and time of the release and the media in which such statement or announcement is to be made), make any press release or other public announcement, statement or acknowledgement of the existence of, or reveal publicly the terms, conditions and status of, the Transactions; provided, however, that the foregoing shall not preclude communications or disclosures required by applicable Requirements of Law. Section 11.2. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered when delivered personally, sent by e-mail (receipt of which has been confirmed by telephone or in writing by the recipient) or when delivered by registered or certified mail (postage prepaid, return receipt requested) or by an internationally recognized overnight courier service addressed as follows: If to any of the Buyer Parties, to: Finance of America Equity Capital LLC 5830 Granite Parkway, Suite 400 Plano, Texas 75024 Attn: Graham Fleming Telephone: (949) 769-7646 E-mail: gfleming@financeofamerica.com

66 with a copy (which shall not constitute notice) to: Finance of America Equity Capital LLC 5830 Granite Parkway, Suite 400 Plano, Texas 75024 Attn: General Counsel Telephone: (972) 999-1844 E-mail: larichmond@financeofamerica.com and Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017 Attn: Michael Chao Telephone: (212) 455-7183 E-mail: michael.chao@stblaw.com If to Seller or the Seller Principal, to: American Advisors Group 18200 Von Karman Ave., 10th Floor Irvine, California 92612 Attn: Chief Legal Officer Telephone: (657) 236-5468 E-mail: pkonovalov@aag.com with a copy (which shall not constitute notice) to: Latham & Watkins LLP 650 Town Center Drive, 20th Floor Costa Mesa, CA 92626 Attn: Charles Ruck; Nate Amory Telephone: (714) 755-8245 E-mail: Charles.Ruck@lw.com; Nate.Amory@lw.com or to such other address as such Party may indicate by a notice delivered to the other Party in accordance herewith. Section 11.3. Successors and Assigns; No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Neither Party may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other Parties; provided, however, that Buyer may (i) assign all of its rights and obligations hereunder to any Affiliate of Buyer which shall assume all obligations (including the assumption of the Assumed Liabilities at the Closing in accordance with this Agreement) of Buyer under this Agreement or (ii) may assign all of its rights hereunder to one or more lenders for collateral security purposes, in each case, upon notice to Seller; provided further that no such assignment shall relieve Buyer of its obligations hereunder.

67 It is expressly agreed that nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person other than the Parties and their respective successors and assigns permitted hereby, any legal or equitable right, remedy or claim under or by reason of this Agreement. Section 11.4. Entire Agreement; Amendments. This Agreement, the MSR Purchase Agreement, the Mortgage Loan Purchase Agreement, the Pipeline Agreements and the documents delivered pursuant hereto and thereto (including the Ancillary Agreements) contain the entire understanding of the Parties with regard to the subject matter contained herein or therein, and supersede all other prior representations, warranties, agreements, understandings or letters of intent between or among any of the Parties. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of the Parties. Section 11.5. Interpretation. The representations and warranties of each Party shall be deemed to be, in the aggregate, material and to have been relied upon, in the aggregate, by the other Party, notwithstanding any investigation heretofore or hereafter made by the other Party. The information set forth in the Schedules shall be deemed to provide the information contemplated by, or otherwise qualify, the representations and warranties of Seller and Buyer, respectively, set forth in the corresponding section or subsection of this Agreement and any other section or subsection of this Agreement if and to the extent that it is reasonably apparent on the face of the disclosure that it applies to such other section or subsection of this Agreement. Disclosure concerning any agreement or other document to which reference is made in the Schedules is qualified by reference to the agreement or other document. Section 11.6. Waivers. Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the Party or Parties entitled to the benefit thereof. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any Party, it is authorized in writing by an authorized representative of, such Party. The failure of any Party to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach. Section 11.7. Expenses. Except as expressly set forth herein, each Party will pay all costs and expenses incident to its negotiation and preparation of this Agreement and to its performance and compliance with all agreements and conditions contained herein on its part to be performed or complied with, including the fees, expenses and disbursements of its counsel, independent public accountants and other advisors. Section 11.8. Partial Invalidity. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable Requirements of Law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

68 Section 11.9. Execution in Counterparts. This Agreement may be executed and delivered (including by facsimile transmission or sent by email in portable document format (PDF)) in counterparts, each of which shall be considered an original instrument, but all of which shall be deemed to constitute one and the same agreement, which agreement shall become effective when one or more counterparts have been signed by each of the Parties and delivered to all of the other Parties, it being understood that all Parties need not sign the same counterpart. Section 11.10. Further Assurances. Subject to, and not in limitation of, the provisions set forth elsewhere in this Agreement (including in Section 5.3 and Section 9.5), each of the Parties agrees to use its commercially reasonable efforts to take or cause to be taken all action, to do or cause to be done, and to assist and cooperate with the other Party in doing, all things reasonably necessary, proper or advisable, including under applicable Requirements of Law, to consummate and make effective the Transactions, including: (a) the satisfaction of the conditions precedent to the obligations of any of the Parties; and (b) the execution and delivery of such instruments, and the taking of such other actions, as the other Party may reasonably require in order to carry out the intent of this Agreement. From and after the Closing, Seller and each Buyer Party will execute and deliver, and will cause their respective Affiliates to execute and deliver, such further instruments of conveyance and transfer and take such other actions as might reasonably be requested by any Party to carry out the purposes and intent of this Agreement and any other Ancillary Agreement, including the acquisition of necessary authorizations or consents that were not required to be obtained by the Closing (or as to which delivery at the Closing was waived). Section 11.11. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of Delaware. By the execution and delivery of this Agreement, each Party submits to the exclusive personal jurisdiction of any state or federal court in New York, New York in any Action arising out of or relating to this Agreement and the Ancillary Agreements. In any such Action, each Party hereby irrevocably waives, to the fullest extent permitted by Requirements of Law, any objection that it may now or hereafter have to the laying of venue of any such Action brought in such court and any claim that any such Action brought in such court has been brought in an inconvenient forum. Each Party also agrees that any final, non-appealable judgment against a Party in connection with any Action may be enforced in any court of competent jurisdiction, either within or outside the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment. Each Party agrees that any process or other paper to be served in connection with any Action under this Agreement shall, if delivered, sent or mailed in accordance with Section 11.2, constitute good, proper and sufficient service thereof. Section 11.12. Waiver of Jury Trial. Each of the Parties hereby expressly waives any right to trial by jury in any dispute, whether sounding in contract, tort or otherwise, between the Buyer Parties, on the one hand, and Seller, on the other hand, arising out of or related to the transactions contemplated by this Agreement or any of the Ancillary Agreements, or any other instrument or document executed or delivered in connection herewith or therewith. Any of the Parties may file an original counterpart or a copy of this Agreement with any court as written evidence of the consent of the Parties to the waiver of their right to trial by jury.

69 Section 11.13. Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the terms or provisions of this Agreement related to the transactions contemplated hereby were not performed in accordance with their specific wording or were otherwise breached. It is accordingly agreed that, notwithstanding anything to the contrary contained in this Agreement, each of the Parties shall be entitled to an injunction or injunctions and other equitable relief to prevent such breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States of America or any state having jurisdiction, such remedy being in addition to any other remedy to which any Party may be entitled at law or in equity. Each of the Parties hereto hereby waives (a) the defense that a remedy at law would be adequate and (b) any requirement under any law to post a bond or other security as a prerequisite to obtaining equitable relief. Section 11.14. Provision Respecting Legal Representation. Each of the Parties hereby agrees, on its own behalf and on behalf of its directors, members, partners, officers, employees and Affiliates, that each of Latham & Watkins LLP, Lowenstein Sandler LLP and Cooley LLP is serving as counsel to Seller and its Subsidiaries, and may serve as counsel to their respective equityholders and other Affiliates (individually and collectively, the “Seller Group”) in connection with the negotiation, preparation, execution and delivery of this Agreement prior to Closing and the consummation of the Transactions, and that, following Closing and consummation of the Transactions, Latham & Watkins LLP, Lowenstein Sandler LLP or Cooley LLP (or any of their respective successors) may serve as counsel to the Seller Group or any director, member, partner, officer, employee or Affiliate of the Seller Group, in connection with any litigation, claim or obligation arising out of or relating to this Agreement or the Transactions notwithstanding such representation, and each of the parties hereto hereby consents thereto and waives any conflict of interest arising therefrom, and each of such parties shall cause any Affiliate thereof to consent to waive any conflict of interest arising from such representation. In addition, all communications involving attorney-client confidences between any Seller Party (including Seller) and their Affiliates which pertain directly to the negotiation, documentation and consummation of the Transactions shall be deemed to be attorney-client confidences that belong solely to such Seller Parties and their Affiliates (and not be part of the Business). Accordingly, the Buyer Parties shall not have access to any such communications, or to the files of Latham & Watkins LLP, Lowenstein Sandler LLP or Cooley LLP relating to such engagement, whether or not the Closing shall have occurred. Without limiting the generality of the foregoing, upon and after the Closing, (a) the applicable Seller Parties and their Affiliates shall be the sole holders of the attorney-client privilege with respect to such engagement, (b) to the extent that files of Latham & Watkins LLP, Lowenstein Sandler LLP or Cooley LLP in respect of such engagement constitute property of the client, only the applicable Seller Parties and their Affiliates (and not the Buyer Parties) shall hold such property rights, and (c) each of Latham & Watkins LLP, Lowenstein Sandler LLP and Cooley LLP shall have no duty whatsoever to reveal or disclose any such attorney-client communications or files to the Buyer Parties by reason of any attorney-client relationship between Seller and each of Latham & Watkins LLP, Lowenstein Sandler and Cooley LLP. Section 11.15. No Recourse Against Third Parties. Notwithstanding any other provision of this Agreement, except to the extent otherwise agreed in writing, no claim (whether at law or in equity, whether in contract, tort, statute or otherwise) may be asserted by Seller or its Subsidiaries, the Seller Principal, the Buyer Parties, any Affiliate of any of the foregoing or any Person claiming by, through or for the benefit of any of them, against any Person who is not party to this Agreement,

70 including any equityholders, partners, members, controlling persons, directors, officers, employees, incorporators, managers, agents, representatives, or Affiliates of Seller, any of its Subsidiaries, Seller Principal, the Buyer Parties, or the heirs, executors, administrators, successors or assigns of any of the foregoing (or any Affiliate of any of the foregoing) that is not a party to this Agreement (each a “Non-Party Affiliate”) with respect to matters arising in whole or in part out of, related to, based upon, or in connection with the Business, the Purchased Assets, the Assumed Liabilities, this Agreement, the Ancillary Agreements or their subject matter or the transactions contemplated hereby or thereby or with respect to any actual or alleged inaccuracies, misstatements or omissions with respect to information furnished by or on behalf of Seller, any of its Subsidiaries, the Seller Principal or any Non-Party Affiliate in any way concerning the Business, the Purchased Assets, the Assumed Liabilities, this Agreement or its subject matter or the Transactions. [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the day and year first above written. SELLER: AMERICAN ADVISORS GROUP By: /s/ Reza Jahangiri Name: Reza Jahangiri Title: Chief Executive Officer BUYER: FINANCE OF AMERICA REVERSE LLC By: /s/ Graham Fleming Name: Graham Fleming Title: Chief Administrative Officer FOAEC: FINANCE OF AMERICA EQUITY CAPITAL LLC By: /s/ Graham Fleming Name: Graham Fleming Title: President FOA: FINANCE OF AMERICA COMPANIES INC. By: /s/ Graham Fleming Name: Graham Fleming Title: President & Interim Chief Executive Officer

8 IN WITNESS WHEREOF, the undersigned Seller Principal has executed this Agreement as of the date and year first above written to evidence his agreement to be bound by the provisions of Section 6.4 and Article XI hereof, and the undersigned hereby acknowledges and agrees that he has received direct and indirect benefits in connection with the sale of the Purchased Assets by Seller and good and sufficient consideration for and in support of his agreement to be bound by the provisions of Section 6.4 and Article XI hereof. SELLER PRINCIPAL By: /s/ Reza Jahangiri Reza Jahangiri, Individually

Exhibit A EQUITY MATTERS AGREEMENT This Equity Matters Agreement (this “Agreement”) is made as of [●] by and among Finance of America Companies Inc., a Delaware corporation (“FOA”), Finance of America Equity Capital LLC, a Delaware limited liability company (“FOAEC”), and American Advisors Group, a California corporation (“AAG”). FOA, FOAEC and AAG are each referred to as a “Party” and collectively referred to as the “Parties”. RECITALS WHEREAS, FOA and/or FOAEC are parties to (i) that certain Amended and Restated Limited Liability Company Agreement of FOAEC, dated as of April 1, 2021 (as amended, supplemented or otherwise modified from time to time, the “LLC Agreement”), (ii) that certain Exchange Agreement, dated as of April 1, 2021 (as amended, supplemented or otherwise modified from time to time, the “Exchange Agreement”), by and among FOA, FOAEC and the holders of Class A Units of FOAEC (“Class A Units”) from time to time, and (iii) that certain Registration Rights Agreement, dated as of April 1, 2021 (as amended, supplemented or otherwise modified from time to time, the “Registration Rights Agreement”), by and among FOA, the Blackstone Investors, the BL Investors and each other Holder (each as defined therein) from time to time party thereto; WHEREAS, on the date hereof, Finance of America Reverse LLC (“FAR”), an indirect subsidiary of FOA and FOAEC, acquired from AAG certain of its assets and liabilities, and in exchange therefor, FOAEC issued to AAG Class A Units pursuant to that certain Asset Purchase Agreement, dated as of December 6, 2022 (as amended, supplemented or otherwise modified from time to time, the “Asset Purchase Agreement”), by and among the Parties, FAR and for the limited purposes set forth therein, Reza Jahangiri; WHEREAS, pursuant to Sections 2.7(a)(vii) and 2.7(b)(iii) of the Asset Purchase Agreement and in connection with the acquisition by AAG of Class A Units on the date hereof, the Parties desire that AAG join and become a party to the LLC Agreement, the Exchange Agreement and the Registration Rights Agreement, and to further define the rights and obligations of AAG as a member of FOAEC as set forth herein; and WHEREAS, pursuant to Section 11.16 of the LLC Agreement, the BL Investors and the Blackstone Investors (each as defined in the LLC Agreement) have consented to the execution by FOA and FOAEC of this Agreement. NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Parties hereby agree as follows: 1. JOINDER. AAG HEREBY JOINS AND ENTERS INTO THE LLC AGREEMENT, THE EXCHANGE AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT HAVING ACQUIRED CLASS A UNITS IN FOAEC. BY EXECUTING THIS AGREEMENT, AAG

ACCEPTS AND AGREES TO BE BOUND BY AND SUBJECT TO ALL OF THE TERMS AND CONDITIONS OF AND AGREEMENTS OF (A) A “MEMBER” (AS DEFINED IN THE LLC AGREEMENT) CONTAINED IN THE LLC AGREEMENT, WITH ALL ATTENDANT RIGHTS, DUTIES AND OBLIGATIONS OF A MEMBER THEREUNDER, (B) AN “LLC UNITHOLDER” (AS DEFINED IN THE EXCHANGE AGREEMENT) CONTAINED IN THE EXCHANGE AGREEMENT, WITH ALL ATTENDANT RIGHTS, DUTIES AND OBLIGATIONS OF AN LLC UNITHOLDER THEREUNDER, AND (C) AN “OTHER HOLDER” (AS DEFINED IN THE REGISTRATION RIGHTS AGREEMENT) CONTAINED IN THE REGISTRATION RIGHTS AGREEMENT, WITH ALL ATTENDANT RIGHTS, DUTIES AND OBLIGATIONS OF AN OTHER HOLDER THEREUNDER, IN EACH CASE, AS THOUGH AN ORIGINAL PARTY THERETO. 2. REGISTRATION RIGHTS. CAPITALIZED TERMS USED IN THIS SECTION 2 BUT NOT DEFINED IN THIS AGREEMENT SHALL HAVE THE MEANINGS ASCRIBED THERETO IN THE REGISTRATION RIGHTS AGREEMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THE REGISTRATION RIGHTS AGREEMENT, THE PARTIES AGREE AS FOLLOWS: (a) Right to Demand a Shelf Registration. Upon the demand of AAG (which, for clarity, may be made no more than one time in any 12-month period), subject to Section 2.7 of the Registration Rights Agreement, when the Registrant is eligible to sell its Common Stock in a secondary offering on a delayed or continuous basis in accordance with Rule 415 of the Securities Act whether on Form S-1, Form S-3 or a successor form, the Registrant will facilitate in the manner described in this Agreement a shelf registration of the Registrable Securities requested by AAG to be included in such shelf registration. Promptly upon receiving any such demand (but in no event more than 45 days in the case of a shelf registration on Form S-1 or 30 days in the case of a shelf registration on Form S-3 after receipt of a demand for such registration), the Registrant shall use its reasonable best efforts to file a registration statement (or, at the Registrant’s option, an amendment to an existing registration statement) relating to such demand. The Registrant, shall use its reasonable best efforts to cause such registration to promptly be declared effective under (x) the Securities Act and (y) the blue sky laws of such jurisdictions as any participating Holder or any underwriter, if any, reasonably requests. With respect to any demand for shelf registration made by AAG, FOA will take such actions that it would be required to take under Section 2.16(b) of the Registration Rights Agreement if AAG were a Principal Stockholder. Notwithstanding anything to the contrary set forth in this Agreement or the Registration Rights Agreement, in no event shall the Registrant be required to file a registration statement upon a demand by AAG prior to the date that is 71 days following the date of this Agreement. (b) Termination. The registration rights of AAG under the Registration Rights Agreement and this Section 2 shall automatically terminate upon AAG owning less than 1% of the outstanding Shares, or such earlier time as the Shares held by AAG may be sold pursuant to Section 4(a)(1), Rule 144 or 145 (or any similar provision then in effect) under the Securities Act, without limitation thereunder on volume or manner of sale. (c) Amendments. Without the prior written consent of AAG, FOA shall not vote affirmatively in favor of, or consent in writing to, any amendment, supplement, waiver or modification of the Registration Rights Agreement that would (i) adversely affect the economic interests of AAG thereunder or (ii) increase the obligations of AAG disproportionately to other Holders. 3. TRANSFERS; MANDATORY EXCHANGES. CAPITALIZED TERMS USED IN THIS SECTION 3 BUT NOT DEFINED IN THIS AGREEMENT SHALL HAVE THE MEANINGS ASCRIBED THERETO IN THE LLC AGREEMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THE LLC AGREEMENT OR THE EXCHANGE AGREEMENT, THE PARTIES AGREE AS FOLLOWS: (a) Notwithstanding anything otherwise to the contrary, for so long as AAG owns at least 5% of the outstanding Units, AAG may Transfer Vested Units that are vested as of the date of such Exchange Transaction in an Exchange Transaction pursuant to, and in accordance with, the Exchange Agreement, but AAG shall not be required to comply with policies adopted or promulgated by the Board requiring the use of designated administrators or brokers. (b) Notwithstanding the first sentence of Section 8.04 of the LLC Agreement, the Board may not cause to be Transferred in an Exchange Transaction the Units held by AAG without the consent of AAG, unless all other Members are required to Transfer in an Exchange Transaction all Units held by them. (c) If the Board proposes to require all Members to Transfer in an Exchange Transaction all Units held by them pursuant to Section 8.04 of the LLC Agreement, AAG shall, at any meeting of the Members, however called, or at any adjournment thereof or in any other circumstances upon which a vote or other approval is sought, vote (in person or by proxy) its Units or provide its consent in writing, as applicable, in proportion to the Units owned by Members other than AAG. By way of example only, if holders of 70% of the outstanding Units owned by Members other than AAG vote in favor of such Exchange Transaction, AAG will vote 70% of its Units, or provide its written consent with respect to 70% of its Units, in favor of such Exchange Transaction. (d) For the avoidance of doubt, AAG shall not be deemed a Service Provider for the purposes of the LLC Agreement and AAG’s Units shall all be Vested Units. (e) Without the prior written consent of AAG, FOA and FOAEC shall not vote affirmatively in favor of, or consent in writing to, any amendment, supplement, waiver or modification of the LLC Agreement that may materially and adversely affect the rights of AAG under the LLC Agreement other than on a pro rata basis with other holders of Units of the same Class as held by AAG. (f) As of the date hereof, each of FOA and FOAEC represents, severally (and not jointly), to AAG that there is no subscription, letter or other agreement with any individual Member that provides for more favorable rights in respect of Class A Units outstanding as of the date hereof than those granted to AAG hereunder, other than any agreement (if any) made available publically and entered into after the date of the Asset Purchase Agreement, the Registration Rights Agreement, the Exchange Agreement, that certain Stockholders Agreement, dated as of April 1, 2021, by and among FOA and each of the Principal Stockholders (as defined therein) from time to time party thereto, that certain Tax Receivable Agreement, dated as of April 1, 2021, by and among Finance of America Companies Inc., the Blackstone Investors and the other parties thereto and that certain Tax Receivable Agreement, dated as of April 1, 2021, by and among Finance of America Companies Inc., the BL Investors and the other parties thereto. 4. EXCHANGE RIGHTS. CAPITALIZED TERMS USED IN THIS SECTION 4 BUT NOT DEFINED IN THIS AGREEMENT SHALL HAVE THE MEANINGS ASCRIBED THERETO IN THE EXCHANGE AGREEMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THE EXCHANGE AGREEMENT, THE PARTIES AGREE AS FOLLOWS: (a) In addition to Section 2.1(a)(i) of the Exchange Agreement, subject to adjustment as provided in Article II of the Exchange Agreement, AAG will be entitled to Exchange LLC Units for shares of Class A Common Stock at any time and not only on a Quarterly Exchange Date; provided, that the number of LLC Units surrendered in Exchanges pursuant to this Section 4(a) during any thirty (30) calendar day period represent, in the aggregate, greater than two percent of total interests in partnership capital or profits (provided that such Exchange constitutes a “block transfer” within the meaning of Treasury Regulation section 1.7704-1(e)(2)). (b) Without the prior written consent of AAG, FOA and FOAEC shall not vote affirmatively in favor of, or consent in writing to, any amendment, supplement, waiver or modification of the Exchange Agreement that would adversely affect the rights of AAG under the Exchange Agreement, including for the avoidance of doubt any procedures inconsistent with or that impair or adversely affect the rights of AAG to Exchange LLC Units pursuant to this Section 4. (c) As of the date hereof, each of FOA and FOAEC represents, severally (and not jointly), to AAG that there are no agreements that the FOA determines in good faith that would prohibit or should reasonably be expected to prohibit AAG from Exchanging its Units. 5. PLEDGES; SPIN-OFFS (a) Upon the request of AAG if it wishes to pledge, hypothecate or grant security interests in any or all of the shares of Common Stock or LLC Units held by it to banks or other licensed or regulated financial institutions as collateral or security for loans, advances or extensions of credit, FOA and FOAEC agree to cooperate with AAG by delivering customary letter agreements to lenders in form and substance reasonably satisfactory to such lenders (which may include customary agreements by FOA and FOAEC in respect of the exercise of remedies by such lenders) and instructing the transfer agent to transfer any such shares of Common Stock subject to the pledge, hypothecation or grant into the facilities of The Depository Trust Company without restricted legends. (b) In the event that FOA effects the separation of any portion of its business into one or more entities (each, a “NewCo”), whether existing or newly formed, including without limitation by way of spin-off, split-off, carve-out, demerger, recapitalization, reorganization or similar transaction, and AAG will receive equity interests in any such NewCo as part of such separation, FOA shall cause any such NewCo to enter into a letter agreement with AAG that provides AAG with rights and obligations vis-a-vis such NewCo that are substantially identical to the rights and obligations that AAG has as of the date of such separation under this Agreement (to the extent such rights and obligations are applicable in light of the nature of NewCo and its equity interests). 6. MISCELLANEOUS. (a) Notice. The address of AAG for notice purposes pursuant to Section 11.02 of the LLC Agreement, Section 3.2 of the Exchange Agreement and Section 4.1 of the Registration Rights Agreement is as follows: American Advisors Group 18200 Von Karman Ave., Suite 300 Irvine, California 92612 Attn: Chief Legal Officer Telephone: (657) 236-5468 E-mail: pkonovalov@aag.com with a copy (which shall not constitute notice) to: Latham & Watkins LLP 650 Town Center Drive, 20th Floor Orange County, CA 92626 Attn: Charles Ruck Telephone: (714) 755-8245 E-mail: Charles.Ruck@lw.com (a) Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. AAG may not assign its rights or delegate its obligations under this Agreement without the prior written consent of the other Parties; provided that, for so long as AAG is Controlled (as defined in the LLC Agreement) by the Seller Principal (as defined in the Asset Purchase Agreement), AAG may assign all of its rights and obligations under this Agreement, in whole and not in part, to a Transferee (as defined in the LLC Agreement) of all of AAG’s Class A Units, which Transferee is under common Control (as defined in the LLC Agreement) with AAG. (b) Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall, to the fullest extent permitted by applicable law, be entitled to specific performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. (c) Amendments; Waivers. The provisions of this Agreement may be amended only by the written consent of each of the Parties. Any provision of this Agreement may be waived, or the time for its performance may be extended, by the written consent of the Party or Parties entitled to the benefit thereof. (d) Termination. This Agreement may be terminated by the written consent of all of the Parties or, if earlier, shall be automatically terminated at such time at which AAG and its

Affiliates do not own, directly or indirectly, any Class A Units, FOA Class A Common Stock or any successor securities thereto. Notwithstanding the foregoing, Section 6 shall survive the termination of this Agreement in accordance with the terms thereof. (e) Other. Sections 11.01 (Severability), 11.02 (Notice), 11.03 (Cumulative Remedies), 11.04 (Binding Effect), 11.05 (Interpretation), 11.06 (Counterparts), 11.07 (Further Assurances), 11.09 (Governing Law), 11.10 (Submission to Jurisdiction; Waiver of Jury Trial), 11.13 (No Third Party Beneficiaries), 11.14 (Headings), 11.18 (Delivery by Facsimile or Email) of the LLC Agreement are incorporated herein by reference, mutatis mutandis. [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above. FINANCE OF AMERICA COMPANIES INC. By: Name: Title: FINANCE OF AMERICA EQUITY CAPITAL LLC By: Name: Title: AMERICAN ADVISORS GROUP By: Name: Title:

Exhibit B CFPB Consent Orders Letter Agreement [Date] Finance of America Reverse LLC, a Delaware limited liability company (“FAR”), acquired certain assets of American Advisors Group, a California corporation, on [________] (the “Closing Date”). In connection with the foregoing transaction, FAR hereby agrees to comply, from the Closing Date until October 25, 2026, with all applicable provisions of the following Orders executed between American Advisors Group and the Consumer Financial Protection Bureau: (1) Stipulated Final Judgment and Order from the Consumer Financial Protection Bureau, Central District of California Case No. 8:21-cv-01674 JLS (JDEx), dated October 25, 2021. (2) Consent Order from the Consumer Financial Protection Bureau, File No. 2016-CFPB- 0026, dated December 5, 2016. FINANCE OF AMERICA REVERSE LLC _____________________________ [Name] [Title]